UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08009

                        Old Mutual Insurance Series Fund
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

         William H. Rheiner, Esq.                    Andra C. Ozols, Esq.
  Ballard Spahr Andrews & Ingersoll, LLP           Old Mutual Capital, Inc.
      1735 Market Street, 51st Floor         4643 South Ulster Street, Suite 600
       Philadelphia, PA 19103-7599                     Denver, CO 80237
              (215) 864-8600                            (888) 744-5050

       Registrant's telephone number, including area code: 1-800-433-0051

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2006

Item 1.      Reports to Stockholders.

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Columbus Circle Technology and Communications Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This Report                                                2
Message to Shareholders                                          3
Management Overview                                              4
Schedule of Investments                                          7
Statement of Assets & Liabilities                                9
Statement of Operations                                         10
Statement of Changes in Net Assets                              11
Financial Highlights                                            12
Notes to Financial Statements                                   13
Report of Independent Registered Public Accounting Firm         20
Proxy Voting and Portfolio Holdings                             21
Portfolio Expenses Example                                      22
Activities and Composition of the Board of Trustees and
  Officers of the Trust                                         23
Board Review and Approval of Investment Advisory and
  Sub-Advisory Agreements                                       25
Shareholder Proxy Results                                       31

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEX

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index (formerly known as the PSE Technology Index(R)) is a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell
3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisor: Columbus Circle Investors

Performance Highlights

-    The Old Mutual  Columbus  Circle  Technology and  Communications  Portfolio
     gained   4.71%  for  the  one-  year  period   ended   December  31,  2006,
     underperforming the NYSE Arca Tech 100 Index.

- Computer and communication related stocks such as Akamai Technologies, Cisco Systems, and Hewlett- Packard contributed positively to performance during the period.

- Marvell Technology Group (no longer a Portfolio holding), Yahoo! (no longer a Portfolio holding), and Comverse Technology (no longer a Portfolio holding) were detractors from performance.

- The emerging themes the sub-advisor remains focused on are video, Internet advertising, next- generation carrier data spending (voice over IP, 3G, bandwidth optimization), and emerging consumer trends such as high definition TV's, music/video downloading, and location- based services.


Columbus Circle Technology and Communications Portfolio

Q. How did the Portfolio perform relative to its benchmark?

A. The Old Mutual Columbus Circle Technology and Communications Portfolio gained 4.71% during the one-year period ended December 31, 2006. The Portfolio underperformed its benchmark, the NYSE Arca Tech 100 Index, which gained 5.20% during the same time period.

Q. What investment environment did the Portfolio face during the past year?

A. Despite synchronized global rate increases, technology spending remained healthy during the one-year period due to solid gross domestic product growth, record corporate margins, and a resilient consumer. The U.S. consumer was aided by solid employment growth and lower energy prices, offsetting declining housing prices. Technology companies continued to benefit from solid capital expenditures due to pent- up demand within corporations. Enterprises are flush with cash and are beginning to invest in new projects for growth as opposed to the cost-cutting activities seen over the last five years. Overall, technology stocks produced solid gains during 2006.

Q. How did security composition affect Portfolio performance?

A. Computer and communication related stocks such as Akamai Technologies, Cisco Systems, and Hewlett-Packard contributed positively to performance during the period, while Marvell Technology Group (no longer a Portfolio holding), Yahoo! (no longer a Portfolio holding), and Comverse Technology (no longer a Portfolio holding) were notable detractors from performance.

        Content and application delivery technology provider, Akamai Technologies, surpassed estimates and significantly raised guidance during the year as it continued to benefit from its leadership position and an increase in the amount of content being delivered over the Internet. The World Cup and the downloading of popular network TV series are two examples of increasing amounts of high-value content distributed via the Internet that contributed to Akamai Technologies' growth.

        Cisco Systems, the leading computer networking company, gained share from Juniper and other competitors during the period. Video over the Internet is reducing bandwidth capacity and driving demand for Cisco System's products.

        Also contributing to performance, Hewlett-Packard, a leading personal computer and printer manufacturer, continued to reduce costs and improve margins under its new CEO. The company's revenue growth accelerated due to market share gains.

        On the other side of the equation, Marvell Technology Group, a communication semiconductor company, negatively surprised investors during the second half of 2006 and detracted from the Portfolio's performance during the one-year period. Excess inventories among Marvell Technology Group's storage customers proved to be a tough pill to swallow for many investors and sent the stock's value downward. Additionally, Marvell Technology Group acquired Intel's application processor business in order to enter the wireless handset arena. It is anticipated that significant resources will be required to turn the business around.

        While branded advertising for their portal site continued to beat expectations, Yahoo!'s search business posted negative results against a backdrop of losing market share to Google in the search engine arena.

        Comverse Technology is a leading provider of enhanced messaging and billing solutions for the communications services sector. During the first quarter of 2006, management announced that a special independent committee had been formed to review the accuracy of stated option grant dates going back for more than a decade. Errors in stock option accounting as well as errors in revenue recognition were discovered. Despite the fact that senior management was replaced, the Fund's sub-advisor, Columbus Circle Investors
("Columbus Circle"), has sold this holding.

Q. What is the investment outlook for the technology sector?

A. While economic growth has slowed, Columbus Circle believes that there will be a continuation of solid fundamentals into 2007. Columbus Circle notes that pent-up demand, caused by under-investment in technology, will drive consumer spending. Despite the weaker housing market, consumer spending has only slowed modestly due to solid employment and wage growth. The emerging themes the sub-advisor remains focused on are video, Internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization), and emerging consumer trends such as high definition TV's, music/video downloading, and location-based services. Columbus Circle believes the Portfolio is positioned to capitalize on these themes and the resurgent technology spending environment.


5

Top Ten Common Stock Holdings as of
December 31, 2006 (Unaudited)

Apple Computer           4.5%
Google, Cl A             4.4%
Broadcom, Cl A           4.2%
Cisco Systems            4.2%
Microsoft                3.6%
Hewlett-Packard          3.3%
International Business
Machines                 3.2%
Adobe Systems            3.1%
Lockheed Martin          3.1%
Qualcomm                 3.0%
As a % of Total
Portfolio Investments    36.6%

Columbus Circle Technology and
Communications Portfolio

Performance and Portfolio Summary (Unaudited)

Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                         Inception       Year    3 Year          5 Year          Inception
                                         Date            Return  Return          Return          to Date
Old Mutual Columbus Circle Technology
and Communications Portfolio             4/30/97         4.71%   6.99%           (3.91)%         0.41%
NYSE Arca Tech 100 Index
(formerly PSE Technology Index(R))       4/30/97         5.20%   8.33%           5.34%           14.16%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment

                       Old Mutual
                       Columbus                       NYSE Arca
                       Circle                         Tech 100
                       Technology &                   Index (formerly
                       Communications                 PSE Technology
                       Portfolio                      Index (R))
----------------------------------------------------------------------
4/30/97                10,000                         10,000
12/97                  10,409                         11,639
12/98                  13,761                         18,049
12/99                  46,013                         39,137
12/00                  26,632                         32,828
12/01                  12,698                         27,766
12/02                  5,843                          18,564
12/03                  8,491                          28,333
12/04                  9,036                          31,758
12/05                  9,932                          34,235
12/06                  10,399                         36,015

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Industrials                                   4%
Consumer Discretionary                        4%
Health Care                                  14%
Information Technology                       72%
Telecommunication Services                    6%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Common Stock - 98.1%
Advertising Sales - 1.5%
Lamar Advertising, Cl A*                 16,800  $       1,099
Total Advertising Sales                                  1,099
Aerospace/Defense - 3.0%
Lockheed Martin                          23,800          2,191
Total Aerospace/Defense                                  2,191
Applications Software - 3.6%
Microsoft                                85,600          2,556
Total Applications Software                              2,556
Casino Services - 2.1%
International Game Technology            32,900          1,520
Total Casino Services                                    1,520
Cellular Telecommunications - 2.2%
NII Holdings*                            24,800          1,598
Total Cellular Telecommunications                        1,598
Chemicals-Plastics - 0.9%
Metabolix*                               33,600          636
Total Chemicals-Plastics                                 636
Commercial Services - 1.9%
Alliance Data Systems*                   21,687          1,355
Total Commercial Services                                1,355
Communications Software - 1.1%
DivX*                                    33,000          761
Total Communications Software                            761
Computer Services - 1.0%
Cognizant Technology Solutions, Cl A*    9,000           694
Total Computer Services                                  694
Computers - 11.8%
Apple Computer*                          37,400          3,173
Hewlett-Packard                          56,800          2,339
International Business Machines          23,300          2,264
Research In Motion*                      5,300           677
Total Computers                                          8,453
Computers-Integrated Systems - 1.0%
Riverbed Technology*                     23,650          726
Total Computers-Integrated Systems                       726

Description                              Shares          Value (000)
Computers-Memory Devices - 3.9%
Isilon Systems*                          13,875  $       383
Network Appliance*                       44,800          1,760
SanDisk*                                 15,000          645
Total Computers-Memory Devices                           2,788
Computers-Peripheral Equipment - 1.7%
Synaptics*                               42,300          1,256
Total Computers-Peripheral Equipment                     1,256
Data Processing/Management - 1.2%
Fiserv*                                  17,100          896
Total Data Processing/Management                         896
Electronic Components-Semiconductors - 9.0%
Broadcom, Cl A* (A)                      92,614          2,992
Intel                                    33,500          679
IPG Photonics*                           15,888          381
Nvidia*                                  33,610          1,244
QLogic*                                  52,900          1,160
Total Electronic Components-Semiconductors               6,456
Electronic Design Automation - 1.3%
Synopsys*                                34,400          919
Total Electronic Design Automation                       919
Electronic Forms - 3.1%
Adobe Systems*                           53,748          2,210
Total Electronic Forms                                   2,210
Electronic Measuring Instruments - 1.6%
Trimble Navigation*                      22,700          1,152
Total Electronic Measuring Instruments                   1,152
Energy-Alternate Sources - 1.1%
First Solar*                             27,300          814
Total Energy-Alternate Sources                           814
Enterprise Software/Services - 1.8%
Oracle*                                  77,500          1,328
Total Enterprise Software/Services                       1,328
Instruments-Controls - 2.0%
Thermo Fisher Scientific*                31,300          1,418
Total Instruments-Controls                               1,418
Instruments-Scientific - 1.8%
Applera - Applied Biosystems Group       35,900          1,317
Total Instruments-Scientific                             1,317

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                              Shares                  Value (000)
Internet Application Software - 1.2%
Interwoven*                              58,400          $       857
Total Internet Application Software                              857
Internet Connective Services - 1.5%
Internap Network Services*               55,100                  1,095
Total Internet Connective Services                               1,095
Internet Infrastructure Software - 3.3%
Akamai Technologies*                     18,200                  967
F5 Networks*                             13,600                  1,009
Opsware*                                 48,759                  430
Total Internet Infrastructure Software                           2,406
Medical Instruments - 1.4%
Intuitive Surgical*                      10,500                  1,007
Total Medical Instruments                                        1,007
Medical-Biomedical/Genetic - 3.3%
Celgene*                                 25,927                  1,492
Genentech*                               10,800                  876
Total Medical-Biomedical/Genetic                                 2,368
Medical-Drugs - 2.7%
Shire ADR                                31,300                  1,933
Total Medical-Drugs                                              1,933
Networking Products - 4.1%
Cisco Systems*                           109,200                 2,984
Total Networking Products                                        2,984
Semiconductor Equipment - 6.7%
Applied Materials                        96,700                  1,784
ASML Holdings*                           30,700                  756
Lam Research*                            24,500                  1,241
Varian Semiconductor
Equipment Associates*                    22,300                  1,015
Total Semiconductor Equipment                                    4,796
Telecommunications Equipment - 1.6%
Harris                                   25,600                  1,174
Total Telecommunications Equipment                               1,174
Telecommunications Services - 1.6%
NeuStar, Cl A*                           35,139                  1,140
Total Telecommunications Services                                1,140

                                                 Shares/
Description                                      Contracts               Value (000)
Web Portals/ISP - 4.4%
Google, Cl A*                                    6,800           $       3,131
Total Web Portals/ISP                                                    3,131
Wireless Equipment - 6.2%
American Tower, Cl A*                            42,600                  1,588
Ericsson ADR                                     17,700                  712
Qualcomm                                         56,600                  2,139
Total Wireless Equipment                                                 4,439
X-Ray Equipment - 1.5%
Hologic*                                         22,600                  1,069
Total X-Ray Equipment                                                    1,069
Total Common Stock (Cost $51,538)                                        70,542
Total Investments - 98.1% (Cost $51,538)                                 70,542
Written Option Contracts - (0.1)%
Broadcom
February 2007, 32.50 Call                        (420)                   (88)
Total Written Option Contracts
(Proceeds $(79))                                                         (88)
Other Assets and Liabilities, Net - 2.0%                                1,448
Net Assets - 100.0%                                             $       71,902

* Non-income producing security.
(A) - All or a portion of this security has been pledged as collateral for written option contracts. See Note 2 on page 14.
ADR - American Depositary Receipt
Cl - Class
ISP - Internet Service Provider
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2006
                                                                                 Old Mutual
                                                                                 Columbus Circle Technology
                                                                                 and Communications Portfolio
Assets:
Investment Securities, at cost                                                   $       51,538
Investment Securities, at value                                                  $       70,542
Receivable for Investments Sold                                                          19,150
Dividends and Interest Receivable                                                        25
Receivable for Management Fees Waived                                                    8
Prepaid Trustees' Fees                                                                   6
Receivable for Fund Shares Sold                                                          3
Prepaid Expenses and Other Assets                                                        6
Total Assets                                                                             89,740
Liabilities:
Payable to Custodian                                                                     17,505
Payable for Fund Shares Redeemed                                                         99
Written Option Contracts, at value (proceeds $(79))                                      88
Payable for Management Fees                                                              73
Payable for Investments Purchased                                                        2
Accrued Expenses                                                                         71
Total Liabilities                                                                        17,838
Net Assets                                                                       $       71,902
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 26,952,011
outstanding shares of beneficial interest                                        $    1,460,619
Accumulated Net Realized Loss on Investments                                         (1,407,712)
Net Unrealized Appreciation on Investments and Written Option Contracts                  18,995
Net Assets                                                                       $       71,902
Net Asset Value, Offering and Redemption Price Per Share                                  $2.67

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                         Old Mutual
                                                                         Columbus Circle Technology
                                                                         and Communications Portfolio
Investment Income:
Dividends                                                                $ 342
Interest                                                                 74
Less: Foreign Taxes Withheld                                             (15)
Total Investment Income                                                  401
Expenses:
Management Fees                                                          958
Trustees' Fees                                                           34
Professional Fees                                                        69
Printing Fees                                                            35
Transfer Agent Fees                                                      28
Custodian Fees                                                           14
Other Fees                                                               14
Total Expenses                                                           1,152
Waiver of Management Fees                                                (295)
Net Expenses                                                             857
Net Investment Loss                                                      (456)
Net Realized Gain from Security Transactions                             29,896
Net Realized Gain from Written Option Contracts                          52
Net Change in Unrealized Depreciation on Investments                     (25,019)
Net Change in Unrealized Depreciation on Written Option Contracts        (9)
Net Realized and Unrealized Gain on Investments                          4,920
Increase in Net Assets Resulting from Operations                         $ 4,464

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


                                                                                Old Mutual Columbus Circle
                                                                                Technology and Communications
                                                                                Portfolio

                                                                                1/1/06 to       1/1/05 to
                                                                                12/31/06        12/31/05
Investment Activities:
Net Investment Loss                                                              $ (456)         $ (1,035)
Net Realized Gain from Security Transactions and Written Option Contracts        29,948             2,997
Net Change in Unrealized Appreciation (Depreciation) on Investments
and Written Option Contracts                                                    (25,028)            7,008
Net Increase in Net Assets Resulting from Operations                              4,464             8,970
Capital Share Transactions:
Shares Issued                                                                     1,270             2,241
Shares Redeemed                                                                 (49,135)          (41,049)
Decrease in Net Assets Derived from Capital Shares Transactions                 (47,865)          (38,808)
Total Decrease in Net Assets                                                    (43,401)          (29,838)
Net Assets:
Beginning of Year                                                               115,303            145,141
End of Year                                                                    $ 71,902           $115,303
Accumulated Net Investment Loss                                                $      -           $      -
Shares Issued and Redeemed:
Shares Issued                                                                       497                980
Shares Redeemed                                                                 (18,800)           (18,242)
Net Decrease in Shares Outstanding                                              (18,303)           (17,262)
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,

                                         Net
         Net                             Realized and
         Asset                           Unrealized                      Dividends    Distributions
         Value,          Net             Gains           Total           from Net     from            Total
         Beginning       Investment      (Losses)        From            Investment   Capital         Dividends and
         of Period       Loss            on Securities   Operations      Income       Gains           Distributions
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
2006     $2.55           $(0.01)(1)      $0.13           $ 0.12          $ -          $ -            $ -
2005     2.32            (0.02)(1)       0.25            0.23            -              -              -
2004     2.18            (0.01)(1)       0.15            0.14            -              -              -
2003     1.50            (0.02)(1)       0.70            0.68            -              -              -
2002     3.26            (0.03)          (1.73)          (1.76)          -              -              -

                                                                                      Ratio
                                                                                      of Expenses
                                                                         Ratio        to Average
                                                                         of Net       Net Assets
         Net                             Net             Ratio           Investment   (Excluding
         Asset Value,                    Assets, End     of Expenses     Loss         Waivers         Portfolio
         End             Total           of Period       to Average      to Average   and Expense     Turnover
         of Period       Return          (000)           Net Assets      Net Assets   Reduction)      Rate
2006     $2.67            4.71%           $71,902         0.85%           (0.45)%      1.14%           188.12%
2005     2.55            9.91%           115,303         1.14%           (0.87)%      1.14%           29.66%
2004     2.32            6.42%           145,141         1.13%           (0.69)%      1.13%           76.42%
2003     2.18            45.33%          192,967         1.10%           (0.84)%      1.10%           167.83%
2002     1.50            (53.99)%        168,266         1.08%           (0.85)%      1.08%           236.25%

(1)Per share calculations were preformed using average shares for the period. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Technology and Communications Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio", the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), (each a 'Portfolio" and, collectively, the "Portfolios").

The Technology and Communications Portfolio is classified as a non-diversified management investment company. The financial statements for the Technology and Communications Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 79% of the outstanding shares of the Technology and Communications Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Technology and Communications Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board'). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

AS OF DECEMBER 31, 2006

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Technology and Communications Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Technology and Communications Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                                       Management Fee Breakpoint Asset Thresholds
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion to less than  to less than  to less than  to less than  to less than  to less than  or greater
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion
Old Mutual Columbus Circle
Technology
and Communications Portfolio        0.95%         0.90%         0.85%         0.80%         0.75%         0.70%         0.65%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Technology and Communications Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Technology and Communications Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Technology and Communications Portfolio to the extent necessary to limit the total annual expenses to no more than 0.85% of the Technology and Communications Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Technology and Communications Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Technology and Communications Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Technology and Communications Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Technology and Communications Portfolio to exceed 0.85%. Consequently, no reimbursement by the Technology and Communications Portfolio will be made unless: (i) the Technology and Communications Portfolio's assets exceed $75 million; (ii) the Technology and Communications Portfolio's total annual expense ratio is less than 0.85%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Technology and Communications Portfolio for which the Advisor may seek reimbursement was $294,878 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Technology and Communications Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Technology and Communications Portfolio, and the Advisor entered into an interim sub-advisory agreement with Columbus Circle Investors to provide sub-advisory services to the Technology and Communications Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

AS OF DECEMBER 31, 2006

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Technology and Communications Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                          $0 to          $300 million   $500 million    $750 million    $1.0 billion    $1.5 billion
                          less than      to less than   to less than    to less than    to less than    to less than    $2.0 billion
                          $300 million   $500 million   $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Columbus
Circle Technology and
Communications Portfolio  0.60%          0.55%          0.50%           0.45%           0.40%           0.35%           0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual
Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Technology and Communications Portfolio for the year ended December 31, 2006, were $185,540,688 and $233,330,934, respectively.

Transactions in option contracts written for the year ended December 31, 2006, were as follows:

                                                         Number of
                                                         Contracts               Premiums
Outstanding at December 31, 2005                         -              $       -
Options Written                                          664                     182,898
Options terminated in closing purchasing transactions    (244)                  (103,941)
Outstanding at December 31, 2006                         420                    $ 78,957

5. FEDERAL TAX INFORMATION

The Technology and Communications Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

Decrease                 Increase Undistributed Net
Paid-In Capital (000)    Investment Income (000)
$(456)                   $456


This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
December 2009                            $(1,131,729)
December 2010                            (273,029)
Unrealized appreciation                  16,041
                                         $(1,388,717)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Technology and Communications Portfolio utilized $29,207 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities, excluding written options contracts, held by the Technology and Communications Portfolio, for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$54,492          $19,410                 $(3,360)                $16,050

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Technology and Communications Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Technology and Communications Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Technology and Communications Portfolio concentrates its investments in specific industries within the technology and communications sectors, which causes the Technology and Communications Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. The Technology and Communications Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

Non-Diversified Portfolio Risk - The Technology and Communications Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Technology and Communications Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Technology and Communications Portfolio's NAV and total return than a diversified portfolio. The Technology and Communications Portfolio's share prices may also be more volatile than those of a diversified portfolio.

Small and Mid-Size Company Risk - The Technology and Communications Portfolio may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Technology and Communications Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

In the normal course of business, the Technology and Communications Portfolio enters into contracts that provide general indemnifications. The Technology and Communications Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Technology and Communications Portfolio. However, based on experience, the Technology and Communications Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New
York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's
SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Technology and Communications Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements."
This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Technology and Communications Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Columbus Circle Technology and Communications Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Columbus Circle Technology and Communications Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Technology and Communications Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Technology and Communications Portfolio under the heading entitled "Expenses
Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Technology and Communications Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Technology and Communications Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Technology and Communications Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                         Annualized      Expenses
                         Beginning       Ending          Expense         Paid
                         Account         Account         Ratios          During
                         Value           Value           For the Six-    Six-Month
                         7/1/06          12/31/06        Month Period    Period*

Old Mutual Columbus Circle Technology and Communications Portfolio
Actual Portfolio Return  $1,000.00       $1,085.40       0.85%           $4.47
Hypothetical 5% Return   1,000.00        1,020.92        0.85            4.33

* Expenses are equal to the Technology and Communications Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND  COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS
OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006 Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior
Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's
Report"). The Board also received a report from Lipper, Inc.
("Lipper"), a mutual fund statistical
service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

- Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

- Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

- Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee").
A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The
Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory
Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large
Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended
September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net
Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended
September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The
Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended
September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior
Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net
Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:
Proposal 1.  Election of Trustees
                                                 # of                    # of
Candidate                                        Shares For Nominee      Shares Against/Withheld
Leigh A. Wilson                                  453,911,578             23,691,591
John R. Bartholdson                              453,491,784             24,111,386
Jettie M. Edwards                                453,930,879             23,672,290
Albert A. Miller                                 453,278,856             24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal            # of Abstained Shares
Columbus Circle Technology
         and Communications                     38,295,536               2,811,911                    1,554,475
Growth II                                        3,361,386                  70,384                      128,871
Large Cap Growth                                 1,086,749                  12,634                       55,374
Large Cap Growth Concentrated                    7,016,912                 399,321                      605,803
Mid-Cap                                          2,960,168                  93,809                      218,409
Select Value                                     3,293,402                 121,284                       70,809
Small Cap                                        5,101,428                  29,991                       79,352
Small Cap Growth                                 363,807                         0                       23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                  # of Shares             # of Shares Against/
                                                  For Proposal            Withheld Proposal           # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                 38,150,918              2,915,137                  1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.           3,288,349               119,562                     152,728
3e.      Munder Capital Partners, LLC               3,251,208               155,660                     153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.           1,054,813                38,021                      61,923
3d.      CastleArk Management, LLC                  1,063,363                33,410                      57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.           7,016,912               399,321                     605,803
3d.      CastleArk Management, LLC                  7,016,912               399,321                     605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                2,933,237               116,028                     223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                3,275,790               105,484                     104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                5,101,428                29,991                      79,352
3b.      Eagle Asset Management, Inc.               5,101,428                29,991                      79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC          360,383                       0                      27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal            # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                 3,544,842                    1,511,033
Growth II                                        3,299,801                 171,214                       89,625
Large Cap Growth                                 1,039,135                  55,031                       60,590
Large Cap Growth Concentrated                    6,750,263                 665,970                      605,803
Small Cap                                        5,020,682                 110,737                       79,352

This page is intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-011 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Growth II Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This Report                                                   2
Message to Shareholders                                             3
Management Overview                                                 4
Schedule of Investments                                             7
Statement of Assets & Liabilities                                  12
Statement of Operations                                            13
Statement of Changes in Net Assets                                 14
Financial Highlights                                               15
Notes to Financial Statements                                      16
Report of Independent Registered Public Accounting Firm            22
Proxy Voting and Portfolio Holdings                                23
Portfolio Expenses Example                                         24
Activities and Composition of the Board of Trustees
  and Officers of the Trust                                        25
Board Review and Approval of Investment Advisory
  and Sub-Advisory Agreements                                      27
Shareholder Proxy Results                                          33

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL GROWTH II PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Growth II Portfolio gained 7.20%, underperforming the Russell Midcap(R) Growth Index, which returned 10.66%, and the S&P MidCap 400 Index, which gained 10.32%.

-    The  industrials   and  financials   sectors   contributed   marginally  to
     performance, while consumer discretionary, information technology and energy sectors were the top three detractors during the period.

- Akamai Technologies, McDermott International, and Cognizant Technology Solutions were the top three contributors to the Portfolio's performance during the period; while Cogent (no longer a Portfolio holding), Chico's FAS (no longer a Portfolio holding), and Whole Foods Market (no longer a Portfolio holding) were among the detractors.


Growth II Portfolio

Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2006, the Old Mutual Growth II Portfolio gained 7.20%, underperforming the Russell Midcap(R) Growth Index, which returned 10.66%, and the S&P MidCap 400 Index, which gained 10.32%.

Q.   What investment environment did the Portfolio face during the past year?

A. The lack of clarity regarding the Federal Reserve's ("Fed") plans for further interest rate increases and continued concerns over inflation caused instability and increased volatility during 2006. Companies with the highest beta (a measure of a stock's volatility relative to the overall market), lowest return on equity, and least earnings stability led their higher quality counterparts. Although investors contended with concerns over slower than expected economic growth and inflation during the year, lower equity market volatility and lower oil prices provided support for equities during the second half of 2006.

     From a style/capitalization perspective, value stocks in aggregate performed better than growth stocks for the seventh straight year. The broad-based Russell 3000(R) Value Index outperformed its growth counterpart by a significant margin. Among capitalization segments, small-cap stocks outperformed in 2006.

Q.   How did security composition affect Portfolio performance?

A. The industrials and financials sectors contributed marginally to performance, while consumer discretionary, information technology, and energy sectors were the top three detractors during the period. Akamai Technologies, McDermott International, and Cognizant Technology Solutions were the top three contributors to the Portfolio's performance during the period, while Cogent (no longer a Portfolio holding), Chico's FAS (no longer a Portfolio holding), and Whole Foods Market (no longer a Portfolio holding) were among the detractors.

     Akamai Technologies provides services for the delivery of content and business processes over the internet for businesses, government agencies, and other enterprises. Performance has been driven by strong earnings, sound fundamentals, and increased demand. Over the past four quarters, Akamai Technologies has realized robust earnings growth and sales increases. The company announced that it is expecting a 67% increase in earnings per share in 2006 compared to the previous year.

     Portfolio contributor, McDermott International ("McDermott"), announced that it had seen third-quarter profits go up by 74%. Results were up in all divisions of the company, which manufactures products for marine oil companies (drilling and production tools and pipelines); power companies (boilers and other products to generate energy); and the nuclear industry (uranium processing, environmental protections). In addition to manufacturing infrastructure and machinery, McDermott also provides installation, project and facility management, procurement research, engineering, and environmental services. McDermott and its subsidiaries have been serving the energy industry for decades and the company is one of the most respected companies in the business. Its revenues and profits have been climbing steadily for the past couple of years, along with its stock price, and it has benefited from a reorganization of its Babcock and Wilcox subsidiary, which had faced asbestos issues. Sub-advisor Munder Capital Management ("Munder") likes McDermott's strength in helping its customers comply with environmental regulations, which includes providing services to assist in environmental cleanups and providing emission-reducing technology. The company understands the increasing appeal of clean energy, and Munder believes McDermott is positioned to benefit from its eco-friendly products and services in the coming years.

     Cognizant Technology Solutions ("Cognizant") provides custom information technology ("IT") consulting and technology services in North America, Europe, and Asia. Rising demand for global outsourcing services pushed Cognizant shares up by 55% in 2006, which made it one of the top performers in the Portfolio during the period. Shares increased in May after the company reported a 48% increase in profit, aided by higher demand for technology services across all industries. Cognizant also issued full-year earnings guidance that beat Wall Street's expectations, and then raised its outlook when reporting another blockbuster quarter in August. Additionally, in November, the company made known it would spend more than $200 million through 2008 to expand its India operations, adding new facilities in five cities and hiring more than 30,000 employees.

     On the other end of the spectrum, Cogent - a firm that provides automated fingerprint identification systems ("AFIS") and other fingerprint biometrics solutions to governments, law enforcement agencies, and other organizations worldwide - declined by 28% and detracted from the Portfolio's relative results. The company suffered because it was unsuccessful in securing either the UK-Borders or EU-Vis program contracts and had limited visibility to quarterly revenue and earnings per share estimates.

     Chico's FAS also detracted from relative returns during the period. The company operates as a retailer of private label, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing gift items. Sub-advisor Turner Investment Partners, Inc. ("Turner") sold the Portfolio's holding in this company's stock in May after a few months of weak same-store-sales which caused the company to lower its guidance.

     Finally, Whole Foods Market, a third detractor, was down for the period. The company and its subsidiaries engage in the ownership and operation of natural and organic foods supermarkets. Turner sold Whole Foods Market's stock in the fourth quarter after the company reported a disappointing quarter with same-store-sales growth below expectations.

Q. What is the investment outlook for the mid-cap stock market?

A. In Munder's view, a soft landing for the economy rather than a recession would most likely favor growth over value. Munder points out that growth has historically outperformed value by a fairly wide margin when the Fed stops raising interest rates. When investors look at individual stocks, they typically look for good valuations and strong fundamentals. Munder believes that the growth style exhibits both attributes, as it sees much stronger earnings potential in growth than in value.

        Turner remains optimistic that a recession will be avoided over the next 12 months, even though the economy will likely continue to slow. As the economy decelerates, the profitability of some companies may falter and the stocks of companies able to keep achieving above-average growth should do well, in Turner's estimation. In short, Turner anticipates that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks. Turner notes, however, that two catalysts could thwart the continuation of the bull market. First, the latest annualized core inflation rate is more than 2% above the level that the Fed considers acceptable. Fed Chairman Ben Bernanke hinted in late November that the threat of inflation is still worrisome enough to possibly warrant another interest rate increase. Second, the yield curve remains inverted, with the three-month Treasury rate higher than its 10-year counterpart. An inverted yield curve has historically served as a reliable predictor of a recession in modern times. A combination of rising interest rates and accelerating inflation could blunt corporate earnings and precipitate a recession. Turner does not believe that this scenario will play out. The firm believes the economy will grow at a solid pace, inflation should be subdued, corporate earnings growth could reach the high single digits, and the stock market should have more gains in store for 2007.


5

Top Ten Common Stock Holdings as of December 31, 2006 (Unaudited)

NII Holdings                     1.9%
International Game Technology    1.5%
McDermott International          1.4%
Affiliated Managers Group        1.4%
Coach                            1.3%
GameStop, Cl A                   1.3%
National Oilwell Varco           1.2%
Akamai Technologies              1.2%
L-3 Communications Holdings      1.2%
Psychiatric Solutions            1.2%
As a % of Total
Portfolio Investments            13.6%

Growth II Portfolio

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                 Inception               Year    3 Year          5 Year          Inception
                                 Date                    Return  Return          Return          to Date
Old Mutual Growth II Portfolio   04/30/97                7.20%   8.37%           2.16%           2.53%
Russell Midcap(R) Growth Index   04/30/97                10.66%  12.73%          8.22%           9.06%
S&P MidCap 400 Index             04/30/97                10.32%  13.09%          10.89%          13.83%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.

Value of a $10,000 Investment

                                             Russell
                   Old Mutual                Midcap
                   Growth II                 Growth                   S&P MidCap
                   Portfolio                 Index                    400 Index
--------------------------------------------------------------------------------
4/30/97            10,000                    10,000                   10,000
12/97              10,750                    12,412                   13,083
12/98              11,631                    14,629                   15,584
12/99              23,051                    22,132                   17,878
12/00              19,208                    19,532                   21,009
12/01              11,435                    15,596                   20,880
12/02              7,955                     11,321                   17,851
12/03              9,999                     16,157                   24,209
12/04              10,660                    18,658                   28,199
12/05              11,870                    20,915                   31,738
12/06              12,725                    23,145                   35,013


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                        8%
Materials                                     4%
Industrials                                  14%
Consumer Discretionary                       18%
Consumer Staples                              4%
Health Care                                  12%
Financials                                   13%
Information Technology                       20%
Telecommunication Services                    3%
Utilities                                     4%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Common Stock - 98.2%
Advanced Materials/Products - 0.2%
Ceradyne*                                1,505   $       85
Total Advanced Materials/Products                        85
Advertising Sales - 0.2%
Focus Media Holding ADR*                 1,180           78
Total Advertising Sales                                  78
Agricultural Chemicals - 0.6%
Agrium                                   2,220           70
Syngenta ADR*                            3,575           133
Total Agricultural Chemicals                             203
Agricultural Operations - 0.2%
Bunge                                    1,180           85
Total Agricultural Operations                            85
Airlines - 0.8%
Continental Airlines, Cl B*              3,880           160
US Airways Group*                        2,150           116
Total Airlines                                           276
Apparel Manufacturers - 2.6%
Coach*                                   10,447          449
Guess?*                                  2,760           175
Polo Ralph Lauren                        3,190           248
Total Apparel Manufacturers                              872
Applications Software - 0.9%
Salesforce.com*                          8,160           297
Total Applications Software                              297
Auction House/Art Dealer - 0.4%
Sotheby's                                4,525           140
Total Auction House/Art Dealer                           140
Audio/Video Products - 0.7%
Harman International                     2,500           250
Total Audio/Video Products                               250
Auto-Medium & Heavy Duty Trucks - 0.9%
Oshkosh Truck                            6,650           322
Total Auto-Medium & Heavy Duty Trucks                    322
Batteries/Battery Systems - 0.2%
Energy Conversion Devices*               1,930           66
Total Batteries/Battery Systems                          66
Beverages-Non-Alcoholic - 0.3%
Hansen Natural*                          3,070           103
Total Beverages-Non-Alcoholic                            103

Description                              Shares          Value (000)
Beverages-Wine/Spirits - 0.8%
Constellation Brands, Cl A*              9,400   $       273
Total Beverages-Wine/Spirits                             273
Building-Residential/Commercial - 1.1%
KB Home                                  3,325           171
Pulte Homes                              5,925           196
Total Building-Residential/Commercial                    367
Casino Hotels - 0.7%
Wynn Resorts*                            2,620           246
Total Casino Hotels                                      246
Casino Services - 1.5%
International Game Technology            10,750          497
Total Casino Services                                    497
Cellular Telecommunications - 2.1%
Leap Wireless International*             1,320           79
NII Holdings*                            9,995           644
Total Cellular Telecommunications                        723
Commercial Banks Non-US - 0.7%
HDFC Bank ADR                            3,050           230
Total Commercial Banks Non-US                            230
Commercial Banks-Southern US - 0.8%
Compass Bancshares                       3,575           213
Synovus Financial                        1,800           56
Total Commercial Banks-Southern US                       269
Commercial Services-Finance - 1.1%
Euronet Worldwide*                       3,200           95
Wright Express*                          8,800           274
Total Commercial Services-Finance                        369
Computer Services - 1.4%
Cognizant Technology Solutions, Cl A*    3,999           309
SRA International, Cl A*                 6,525           174
Total Computer Services                                  483
Computer Software - 0.8%
Blackbaud                                10,325          268
Total Computer Software                                  268
Computers-Memory Devices - 1.0%
Isilon Systems*                          3,720           103
Network Appliance*                       4,350           171
SanDisk*                                 1,590           68
Total Computers-Memory Devices                           342
Computers-Peripheral Equipment - 0.7%
Logitech International*                  7,800           223
Total Computers-Peripheral Equipment                     223

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                                      Shares          Value (000)
Consumer Products-Miscellaneous - 0.5%
Jarden*                                          5,375   $       187
Total Consumer Products-Miscellaneous                            187
Containers-Metal/Glass - 0.2%
Owens-Illinois*                                  3,670           68
Total Containers-Metal/Glass                                     68
Data Processing/Management - 1.2%
Fiserv*                                          3,350           176
NAVTEQ*                                          2,775           97
Paychex                                          3,450           136
Total Data Processing/Management                                 409
Diagnostic Equipment - 0.5%
Cytyc*                                           5,625           159
Total Diagnostic Equipment                                       159
Dialysis Centers - 0.9%
DaVita*                                          5,535           315
Total Dialysis Centers                                           315
Diversified Manufacturing Operations - 0.6%
Harsco                                           1,370           104
Roper Industries                                 2,320           117
Total Diversified Manufacturing Operations                       221
E-Commerce/Products - 1.0%
Nutri/System*                                    5,340           338
Total E-Commerce/Products                                        338
E-Commerce/Services - 0.3%
Ctrip.com International ADR*                     1,400           87
Total E-Commerce/Services                                        87
E-Marketing/Information - 1.3%
aQuantive*                                       14,325          353
Digital River*                                   1,590           89
Total E-Marketing/Information                                    442
Electric Products-Miscellaneous - 0.4%
Ametek                                           4,450           142
Total Electric Products-Miscellaneous                            142
Electric-Integrated - 1.1%
Entergy                                          1,750           161
Northeast Utilities                              7,525           212
Total Electric-Integrated                                        373
Electric-Transmission - 0.7%
ITC Holdings                                     6,150           245
Total Electric-Transmission                                      245

Description                                      Shares          Value (000)
Electronic Components-Semiconductors - 2.8%
Altera*                                          6,320   $       124
MEMC Electronic Materials*                       3,130           123
Microchip Technology                             4,950           162
Nvidia*                                          9,380           347
QLogic*                                          9,110           200
Total Electronic Components-Semiconductors                       956
Electronics-Military - 1.2%
L-3 Communications Holdings                      5,000           409
Total Electronics-Military                                       409
Engineering/R&D Services - 2.5%
EMCOR Group*                                     6,750           384
McDermott International*                         9,505           483
Total Engineering/R&D Services                                   867
Entertainment Software - 1.0%
Activision*                                      7,660           132
Electronic Arts*                                 3,960           199
Total Entertainment Software                                     331
Fiduciary Banks - 0.4%
Northern Trust                                   2,370           144
Total Fiduciary Banks                                            144
Finance-Investment Banker/Broker - 1.1%
Greenhill                                        1,320           98
TD Ameritrade Holding                    16,265                  263
Total Finance-Investment Banker/Broker                           361
Finance-Other Services - 2.0%
Chicago Mercantile Exchange Holdings, Cl A       500             255
IntercontinentalExchange*                        2,630           284
Nasdaq Stock Market*                             4,480           138
Total Finance-Other Services                                     677
Financial Guarantee Insurance - 0.8%
PMI Group                                        5,675           268
Total Financial Guarantee Insurance                              268
Food-Baking - 0.7%
Flowers Foods                                    8,725           235
Total Food-Baking                                                235
Food-Confectionery - 0.5%
WM Wrigley Jr.                                   3,370           174
Total Food-Confectionery                                         174
Food-Miscellaneous/Diversified - 0.2%
McCormick                                        2,180           84
Total Food-Miscellaneous/Diversified                             84

Description                                      Shares          Value (000)
Food-Wholesale/Distribution - 0.7%
United Natural Foods*                            6,325   $       227
Total Food-Wholesale/Distribution                                227
Funeral Services & Related Items - 0.5%
Service Corp International                       17,925          184
Total Funeral Services & Related Items                           184
Gambling (Non-Hotel) - 0.2%
Pinnacle Entertainment*                          2,010           67
Total Gambling (Non-Hotel)                                       67
Gas-Distribution - 0.6%
New Jersey Resources                             3,925           191
Total Gas-Distribution                                           191
Hazardous Waste Disposal - 1.1%
Stericycle*                                      4,950           374
Total Hazardous Waste Disposal                                   374
Hotels & Motels - 0.7%
Hilton Hotels                                    7,040           246
Total Hotels & Motels                                            246
Human Resources - 0.5%
Monster Worldwide*                               3,420           159
Total Human Resources                                            159
Industrial Gases - 1.2%
Airgas                                           5,650           229
Praxair                                          3,200           190
Total Industrial Gases                                           419
Instruments-Controls - 0.5%
Thermo Fisher Scientific*                        4,010           182
Total Instruments-Controls                                       182
Instruments-Scientific - 0.6%
Applera - Applied Biosystems Group               5,440           200
Total Instruments-Scientific                                     200
Internet Infrastructure Software - 1.9%
Akamai Technologies*                             7,810           415
F5 Networks*                                     3,170           235
Total Internet Infrastructure Software                           650
Internet Security - 0.6%
VeriSign*                                        8,330           200
Total Internet Security                                          200
Internet Telephony - 0.8%
j2 Global Communications*                        9,950           271
Total Internet Telephony                                         271

Description                              Shares          Value (000)
Investment Management/Advisory Services - 3.1%
Affiliated Managers Group*               4,370   $       459
Blackrock                                1,550           236
T Rowe Price Group                       7,960           348
Total Investment Management/Advisory Services            1,043
Lasers-Systems/Components - 0.6%
Cymer*                                   4,500           198
Total Lasers-Systems/Components                          198
Leisure & Recreational Products - 0.4%
WMS Industries*                          3,840           134
Total Leisure & Recreational Products                    134
Machinery-Pumps - 0.5%
Graco                                    4,225           167
Total Machinery-Pumps                                    167
Medical Instruments - 0.8%
Intuitive Surgical*                      1,370           131
St. Jude Medical*                        3,110           114
Techne*                                  800             44
Total Medical Instruments                                289
Medical Labs & Testing Services - 0.6%
Laboratory Corp of America Holdings*     3,025           222
Total Medical Labs & Testing Services                    222
Medical Products - 0.2%
Henry Schein*                            1,450           71
Total Medical Products                                   71
Medical-Biomedical/Genetic - 1.6%
Alexion Pharmaceuticals*                 2,150           87
Celgene*                                 4,370           252
Medimmune*                               3,160           102
Nektar Therapeutic*                      2,625           40
Vertex Pharmaceuticals*                  2,200           82
Total Medical-Biomedical/Genetic                         563
Medical-Drugs - 2.1%
Allergan                                 1,760           211
Forest Laboratories*                     1,990           101
Medicis Pharmaceutical, Cl A             1,900           67
New River Pharmaceuticals*               1,320           72
Sepracor*                                1,760           108
Shire ADR                                2,540           157
Total Medical-Drugs                                      716
Metal Processors & Fabricators - 0.6%
Precision Castparts                      2,730           214
Total Metal Processors & Fabricators                     214

OLD MUTUAL GROWTH II PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                                      Shares          Value (000)
Metal-Copper - 1.1%
Phelps Dodge                                     3,100   $       371
Total Metal-Copper                                               371
Networking Products - 0.5%
Polycom*                                         5,780           179
Total Networking Products                                        179
Oil & Gas Drilling - 1.1%
Helmerich & Payne                                4,625           113
Noble                                            1,600           122
Precision Drilling                               6,000           139
Total Oil & Gas Drilling                                         374
Oil Companies-Exploration & Production - 2.7%
Chesapeake Energy                                6,775           197
Quicksilver Resources*                           2,010           73
Range Resources                                  10,860          298
Southwestern Energy*                             1,650           58
XTO Energy                                       6,075           286
Total Oil Companies-Exploration & Production                     912
Oil Field Machinery & Equipment - 1.6%
Cameron International*                           2,510           133
National Oilwell Varco*                          6,810           417
Total Oil Field Machinery & Equipment                            550
Oil-Field Services - 1.9%
Oil States International*                        3,500           113
Smith International                              3,900           160
Superior Energy Services*                        7,070           231
Weatherford International*                       3,075           128
Total Oil-Field Services                                         632
Physical Therapy/Rehabilitation Centers - 1.1%
Psychiatric Solutions*                           10,460          392
Total Physical Therapy/Rehabilitation Centers                    392
Pipelines - 1.8%
Equitable Resources                              8,175           341
Questar                                          840             70
Williams                                         7,630           199
Total Pipelines                                                  610
Printing-Commercial - 0.4%
VistaPrint*                                      3,650           121
Total Printing-Commercial                                        121
Property/Casualty Insurance - 0.8%
Arch Capital Group*                              960             65
ProAssurance*                                    4,375           218
Total Property/Casualty Insurance                                283

Description                              Shares          Value (000)
Racetracks - 1.1%
Penn National Gaming*                    8,850   $       368
Total Racetracks                                         368
Real Estate Management/Services - 1.1%
CB Richard Ellis Group, Cl A*            4,860           161
Jones Lang LaSalle                       2,500           231
Total Real Estate Management/Services                    392
REITs-Diversified - 1.3%
Global Signal                            5,400           285
iStar Financial                          3,475           166
Total REITs-Diversified                                  451
REITs-Mortgage - 0.6%
American Home Mortgage Investment        6,025           212
Total REITs-Mortgage                                     212
REITs-Regional Malls - 0.4%
Macerich                                 1,460           126
Total REITs-Regional Malls                               126
Research & Development - 0.4%
Pharmaceutical Product Development       4,160           134
Total Research & Development                             134
Respiratory Products - 1.0%
Resmed*                                  7,147           352
Total Respiratory Products                               352
Retail-Apparel/Shoe - 1.3%
Children's Place*        1,350           86
JOS A Bank Clothiers*                    5,756           169
Under Armour, Cl A*                      4,010           202
Total Retail-Apparel/Shoe                                457
Retail-Automobile - 0.6%
United Auto Group                        8,425           199
Total Retail-Automobile                                  199
Retail-Computer Equipment - 1.3%
GameStop, Cl A*                          7,780           429
Total Retail-Computer Equipment                          429
Retail-Gardening Products - 0.5%
Tractor Supply*                          3,950           177
Total Retail-Gardening Products                          177
Retail-Jewelry - 0.6%
Tiffany                                  4,850           190
Total Retail-Jewelry                                     190

Description                                      Shares          Value (000)
Retail-Major Department Store - 0.7%
JC Penney                                        3,210   $       248
Total Retail-Major Department Store                              248
Retail-Sporting Goods - 0.8%
Dick's Sporting Goods*                           5,725           280
Total Retail-Sporting Goods                                      280

Semiconductor Components-Integrated Circuits - 0.4%
Integrated Device Technology*            7,830           121
Total Semiconductor Components-
Integrated Circuits                                      121
Semiconductor Equipment - 2.1%
Formfactor*                              4,100           153
Kla-Tencor                               5,050           251
Varian Semiconductor
Equipment Associates*                    3,835           175
Veeco Instruments*                       6,950           130
Total Semiconductor Equipment                            709
Steel-Specialty - 0.3%
Allegheny Technologies                   1,290           117
Total Steel-Specialty                                    117
Storage/Warehousing - 0.7%
Mobile Mini*                             8,825           238
Total Storage/Warehousing                                238
Telecommunications Equipment - 0.7%
CommScope*                               7,350           224
Total Telecommunications Equipment                       224
Telecommunications Equipment-Fiber Optics - 0.3%
JDS Uniphase*                            5,922           99
Total Telecommunications
Equipment-Fiber Optics                                   99
Transport-Marine - 0.8%
American Commercial Lines*               4,375           287
Total Transport-Marine                                   287
Transport-Rail - 0.3%
CSX                                      2,880           99
Total Transport-Rail                                     99
Transport-Services - 0.6%
CH Robinson Worldwide                    4,930           202
Total Transport-Services                                 202

Description                                      Shares          Value (000)
Transport-Truck - 0.5%
Old Dominion Freight Line*                       6,700   $       161
Total Transport-Truck                                            161
Veterinary Diagnostics - 0.9%
VCA Antech*                                      9,200           296
Total Veterinary Diagnostics                                     296
Wire & Cable Products - 1.0%
General Cable*                                   8,035           351
Total Wire & Cable Products                                      351
Wireless Equipment - 1.2%
American Tower, Cl A*                            5,740           214
Crown Castle International*                      6,240           201
Total Wireless Equipment                                         415
X-Ray Equipment - 0.7%
Hologic*                                         5,100           241
Total X-Ray Equipment                                            241
Total Common Stock (Cost $28,783)                                33,545
Investment Company - 0.3%
Index Fund-Mid Cap - 0.3%
Midcap SPDR Trust Series 1                       600             88
Total Investment Company (Cost $90)                              88
Total Investments - 98.5% (Cost $28,873)                         33,633
Other Assets and Liabilities, Net - 1.5%                         515
Net Assets - 100.0%                                      $       34,148

* Non-income producing security.
ADR - American Depositary Receipt
Cl - Class
R&D - Research & Development
REITs - Real Estate Investment Trusts
SPDR - Standard & Poor's 500 Composite Index Depository Receipt
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2006
                                                                                 Old Mutual
                                                                                 Growth II Portfolio
Assets:
Investment Securities, at cost                                                   $       28,873
Investment Securities, at value                                                  $       33,633
Receivable for Investments Sold                                                          5,045
Dividends and Interest Receivable                                                        16
Prepaid Trustees' Fees                                                                   3
Receivable for Fund Shares Sold                                                          2
Prepaid Expenses and Other Assets                                                        3
Total Assets                                                                             38,702
Liabilities:
Payable to Custodian                                                                     3,045
Payable for Investments Purchased                                                        1,368
Payable for Fund Shares Redeemed                                                         67
Payable for Management Fees                                                              29
Accrued Expenses                                                                         45
Total Liabilities                                                                        4,554
Net Assets                                                                       $       34,148
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 2,730,401
outstanding shares of beneficial interest                                        $       275,573
Undistributed Net Investment Income                                                      44
Accumulated Net Realized Loss on Investments                                             (246,229)
Net Unrealized Appreciation on Investments                                               4,760
Net Assets                                                                       $       34,148
Net Asset Value, Offering and Redemption Price Per Share                                 $12.51

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                  (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                 Old Mutual
                                                                 Growth II Portfolio
Investment Income:
Dividends                                                        $ 450
Interest                                                         23
Less: Foreign Taxes Withheld                                     (5)
Total Investment Income                                          468
Expenses:
Management Fees                                                  342
Trustees' Fees                                                   14
Printing Fees                                                    35
Professional Fees                                                29
Custodian Fees                                                   27
Transfer Agent Fees                                              25
Other Fees                                                       6
Total Expenses                                                   478
Waiver of Management Fees                                        (47)
Net Expenses                                                     431
Net Investment Income                                            37
Net Realized Gain from Security Transactions                     14,848
Net Change in Unrealized Depreciation on Investments             (11,991)
Net Realized and Unrealized Gain on Investments                  2,857
Increase in Net Assets Resulting from Operations                 $ 2,894

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                     Old Mutual
                                                                                     Growth II Portfolio

                                                                                1/1/06 to       1/1/05 to
                                                                                12/31/06        12/31/05
Investment Activities:
Net Investment Income (Loss)                                                    $       37      $ (421)
Net Realized Gain from Security Transactions                                        14,848       4,156
Net Change in Unrealized Appreciation (Depreciation) on Investments                (11,991)        921
Net Increase in Net Assets Resulting from Operations                                 2,894       4,656
Capital Share Transactions:
Shares Issued                                                                        1,684       2,298
Shares Redeemed                                                                    (15,480)    (15,399)
Decrease in Net Assets Derived from Capital Shares Transactions                    (13,796)    (13,101)
Total Decrease in Net Assets                                                       (10,902)     (8,445)
Net Assets:
Beginning of Year                                                                   45,050      53,495
End of Year                                                                     $   34,148    $ 45,050
Undistributed Net Investment Income                                             $       44         $ -
Shares Issued and Redeemed:
Shares Issued                                                                          137         211
Shares Redeemed                                                                     (1,267)     (1,455)
Net Decrease in Shares Outstanding                                                  (1,130)     (1,244)

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,



                                         Net
         Net                             Realized and
         Asset           Net             Unrealized                      Dividends        Distributions
         Value,          Investment      Gains           Total           from Net         from
         Beginning       Income          (Losses)        From            Investment       Capital
         of Period       (Loss)          on Securities   Operations      Income           Gains
OLD MUTUAL GROWTH II PORTFOLIO
2006     $11.67          $ 0.01(1)       $ 0.83          $0.84           $ -              $ -
2005     10.48           (0.10)(1)       1.29            1.19            -                -
2004     9.83            (0.09)(1)       0.74            0.65            -                -
2003     7.82            (0.08)(1)       2.09            2.01            -                -
2002     11.24           (0.13)          (3.29)          (3.42)          -                -

                                                                                                       Ratio
                                                                                                       of Expenses
                                                                                       Ratio           to Average
                                                                                       of Net          Net Assets
                       Net                             Net             Ratio           Investment      (Excluding
       Total           Asset Value,                    Assets, End     of Expenses     Income (Loss)   Waivers and     Portfolio
       Dividends and   End             Total           of Period       to Average      to Average      Expense         Turnover
       Distributions   of Period       Return          (000)           Net Assets      Net Assets      Reduction)      Rate

2006   $ -             $12.51          7.20%           $34,148         1.04%           0.09%           1.15%           179.52%
2005   -               11.67           11.35%          45,050          1.19%           (0.90)%         1.19%           24.17%
2004   -               10.48           6.61%           53,495          1.17%           (0.94)%         1.17%           37.53%
2003   -               9.83            25.70%          71,918          1.10%           (0.90)%         1.10%           194.63%
2002   -               7.82            (30.43)%        76,421          1.12%           (0.89)%         1.12%           169.74%

(1) Per share calculations were performed using the average shares for the period.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Growth II Portfolio (the "Growth II Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Growth II Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Growth II Portfolio is classified as a diversified management investment company. The financial statements for the Growth II Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 23% and 54% of the outstanding shares of the Growth II Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Growth II Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Growth II Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Growth II Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Growth II Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2006

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ('OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                                       Management Fee Breakpoint Asset Thresholds
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion to less than  to less than  to less than  to less than  to less than  to less than  or greater
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion
Old Mutual Growth II
Portfolio                           0.825%        0.775%        0.725%        0.675%        0.625%        0.575%        0.525%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Growth II Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Growth II Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Growth II Portfolio to the extent necessary to limit the total annual expenses to no more than 1.04% of the Growth II Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Growth II Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Growth II Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Growth II Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Growth II Portfolio to exceed 1.04%. Consequently, no reimbursement by the Growth II Portfolio will be made unless: (i) the Growth II Portfolio's assets exceed $75 million; (ii) the Growth II Portfolio's total annual expense ratio is less than 1.04%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Growth II Portfolio for which the Advisor may seek reimbursement was $47,038 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Growth II Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Growth II Portfolio, and the Advisor entered into interim sub-advisory agreements with Munder Capital Management and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Growth II Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee of 0.475% of the average daily net assets of such portion of the Growth II Portfolio managed.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments
Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Growth II Portfolio for the year ended December 31, 2006, were $73,478,995 and $87,388,879, respectively.

5. FEDERAL TAX INFORMATION

The Growth II Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, were reclassified to/from the following accounts:

Decrease                 Increase Undistributed
Net Realized Gain (000)  Net Investment Income (000)
$(7)                     $7

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

As of December 31, 2006, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
December 2008                            $ (1,843)
December 2009                            (215,474)
December 2010                            (28,813)
Undistributed Ordinary Income            44
Unrealized appreciation                  4,661
                                         $(241,425)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Growth II Portfolio utilized $14,798 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Growth II Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$28,972          $5,579                  $(918)                  $4,661

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Growth II Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Growth II Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Growth II Portfolio's growth style of investing, and the Growth II Portfolio's returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Size Company Risk - The Growth II Portfolio primarily invests in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Growth II Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Growth II Portfolio may overweight certain industries within a sector, which may cause the Growth II Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Growth II Portfolio enters into contracts that provide general indemnifications. The Growth II Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Growth II Portfolio. However, based on experience, the Growth II Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Growth II Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Growth II Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Growth II Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Growth II Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Growth II Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Growth II Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Growth II Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Growth II Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Growth II Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                 Annualized      Expenses
                                 Beginning       Ending          Expense         Paid
                                 Account         Account         Ratios          During
                                 Value           Value           For the Six-    Six Month-
                                 7/1/06          12/31/06        Month Period    Period*
Old Mutual Growth II Portfolio
Actual Portfolio Return          $1,000.00       $1,042.50       1.04%           $5.35
Hypothetical 5% Return           1,000.00        1,019.96        1.04            5.30

* Expenses are equal to the Growth II Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF
TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, OldMutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor FundsII and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transferagent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and GeneralCounsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partnerssince July 2005. Executive
                                                        Vice President (2004 - May 2005), GeneralCounsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management& Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's
Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth
Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                           # of Shares
Candidate                                        Shares For Nominee             Against/Withheld
Leigh A. Wilson                                  453,911,578                    23,691,591
John R. Bartholdson                              453,491,784                    24,111,386
Jettie M. Edwards                                453,930,879                    23,672,290
Albert A. Miller                                 453,278,856                    24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal          # of Abstained Shares
Columbus Circle Technology
and Communications                               38,295,536                     2,811,911                  1,554,475
Growth II                                        3,361,386                      70,384                     128,871
Large Cap Growth                                 1,086,749                      12,634                     55,374
Large Cap Growth Concentrated                    7,016,912                      399,321                    605,803
Mid-Cap                                          2,960,168                      93,809                     218,409
Select Value                                     3,293,402                      121,284                    70,809
Small Cap                                        5,101,428                      29,991                     79,352
Small Cap Growth                                 363,807                        0                          23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares            # of Shares Against/
                                                         For Proposal           Withheld Proposal          # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918             2,915,137                  1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349              119,562                    152,728
3e.      Munder Capital Partners, LLC                    3,251,208              155,660                    153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813              38,021                     61,923
3d.      CastleArk Management, LLC                       1,063,363              33,410                     57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912              399,321                    605,803
3d.      CastleArk Management, LLC                       7,016,912              399,321                    605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237              116,028                    223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790              105,484                    104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428              29,991                     79,352
3b.      Eagle Asset Management, Inc.                    5,101,428              29,991                     79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                0                          27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal          # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                        3,544,842                  1,511,033
Growth II                                        3,299,801                      171,214                    89,625
Large Cap Growth                                 1,039,135                      55,031                     60,590
Large Cap Growth Concentrated                    6,750,263                      665,970                    605,803
Small Cap                                        5,020,682                      110,737                    79,352

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-012 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This  Report                                               2
Message to  Shareholders                                         3
Management  Overview                                             4
Schedule of  Investments                                         7
Statement  of Assets &  Liabilities                             10
Statement of Operations                                         11
Statement of Changes in Net Assets                              12
Financial  Highlights                                           13
Notes to  Financial  Statements                                 14
Report of Independent Registered Public Accounting Firm         21
Proxy Voting and  Portfolio  Holdings                           22
Portfolio  Expenses Example                                     23
Activities  and  Composition of the Board of Trustees
  and Officers of the Trust                                     24
Board Review and Approval of Investment Advisory and
  Sub-Advisory Agreements                                       26
Shareholder Proxy Results                                       32

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisors: CastleArk Management, LLC(1)and Turner Investment Partners, Inc.

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Large Cap Growth Portfolio gained 5.54%, underperforming its benchmark, the Russell 1000(R) Growth Index, which gained 9.07%, and the S&P 500 Index, which gained 15.80%.

- During the one-year period financials, industrials, and telecommunication services contributed positively to the Portfolio's performance from a sector perspective, while energy, information technology, and health care detracted from relative results.

- Cisco Systems, Apple Computer, and Hewlett- Packard were top contributors on the stock selection front, while eBay (no longer a Portfolio holding), Chico's FAS (no longer a Portfolio holding), and Nabors Industries detracted from relative performance.


Large Cap Growth Portfolio

Q. How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2006, the Old Mutual Large Cap Growth Portfolio gained 5.54%, underperforming its benchmark, the Russell 1000(R) Growth Index, which gained 9.07%, and the S&P 500 Index, which gained 15.80%.

Q. What investment environment did the Portfolio face during the past year?

A. From a style/capitalization perspective, value stocks in the aggregate performed better than growth stocks for the seventh straight year. The broad-based Russell 3000(R) Value Index outperformed its growth counterpart by a significant margin. Turner Investment Partners, Inc. ("Turner") believes that growth stocks, after years of sub-par returns, may be poised for outperformance. Among other factors, Turner believes growth stocks have superior earnings prospects and relatively attractive valuations. Among capitalization segments, small-cap stocks outperformed in 2006 with the returns of the Russell 2000(R) Index, a measure of small-cap stock performance, exceeding those of the large-cap Russell 1000(R) Index and the Russell Midcap(R) Index.

Q. How did security composition affect Portfolio performance?

A. During the one-year period, financials, industrials, and telecommunication services contributed positively to the Portfolio's performance from a sector perspective, while energy, information technology, and health care detracted from relative results. Cisco Systems, Apple Computer, and Hewlett-Packard were top contributors on the stock selection front, while eBay (no longer a Portfolio holding), Chico's FAS (no longer a Portfolio holding), and Nabors Industries detracted from relative performance.

        Cisco Systems designs, manufactures, and sells networking and other products relating to the communications and information technology industry worldwide. The company gained share from Juniper and other competitors during the period. Video over the Internet is reducing bandwidth capacity and driving demand for Cisco Systems' products.


Apple Computer, which designs, manufactures, and markets personal computers and related software, services, peripherals, and networking solutions, contributed to the Portfolio's gains. Apple Computer's iPod continued to experience strong sales growth and the company's notebook/desktop market share has begun to increase.

Also contributing to performance, Hewlett-Packard, a leading personal computer and printer manufacturer, continued to reduce costs and improve margins under new CEO Mark Hurd. The company's reorganization continued to produce cost savings in excess of expectations and, more importantly, revenue growth reaccelerated due to solid stock-price gains.

Detracting from performance was eBay, which provides online marketplaces for the sale of goods and services. The company's organic revenue growth experienced slowing throughout the year, and subsidiaries Skype (Internet telephony) and PayPal (payment service) have not generated the incremental returns that eBay expected.

(1) After discussions among the Board of Trustees of the Trust (the "Board"), Old Mutual Capital, Inc., and CastleArk Management, LLC ("CastleArk"), the Board will be selecting a new sub-advisor to replace CastleArk for the Old Mutual Large Cap Growth Portfolio in early 2007.

        Chico's FAS also detracted from relative returns during the period. The company operates as a retailer of private label, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing gift items. Turner sold the Portfolio's holding in this company's stock in May after a few months of weak same- store-sales which caused the company to lower guidance.

        Lastly, Nabors Industries, a provider of onshore/offshore drilling, well servicing, and workover services and products, detracted from relative results during the period. Despite the fact that the company generated 75% earnings per share growth in 2006, the concern that recent declines in crude oil/natural gas prices will lead to significant negative earnings revisions affected the company's stock price during the period. The price/earnings ratio ("P/E ratio") has declined significantly, but CastleArk Management, LLC ("CastleArk") views the drop as an overreaction and the Portfolio continues to hold Nabors Industries' stock.

Q. What is the investment outlook for the large-cap growth market?

A. CastleArk notes that current economic forecasts are quite optimistic. The consensus, in this sub-advisor's view, seems to be that slow economic growth will persist, interest rates will move lower in the first half of 2007, the core rate of inflation will fall back to a comfortable level, benefiting market returns in 2007. CastleArk believes the Federal Reserve ("Fed") may indeed have come to the end of its interest rate tightening cycle and it expects the resiliency of the U.S. economy to be apparent early in 2007. Among large-cap growth stocks, CastleArk continues to believe there is a significant opportunity to see P/E ratio expansion after six years of decline.

        Turner remains optimistic that a recession will be avoided over the next 12 months, even though the economy will likely continue to slow. As the economy decelerates, the profitability of some companies may falter and the stocks of companies able to keep achieving above-average growth should do well, in Turner's estimation. In short, the sub-advisor anticipates that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks. Turner notes, however, that two catalysts could thwart the continuation of the bull market. First, the latest annualized core inflation rate is more than 2% above the level that the Fed considers acceptable. Fed Chairman Ben Bernanke hinted in late November that the threat of inflation is still worrisome enough to possibly warrant another interest rate increase. Second, the yield curve remains inverted, with the three-month Treasury rate higher than its 10-year counterpart. An inverted yield curve has historically served as a reliable predictor of a recession in modern times. A combination of rising interest rates and accelerating inflation could mute corporate earnings and precipitate a recession. Turner does not believe that this scenario will play out. The firm believes the economy will grow at a solid pace, inflation should be subdued, corporate earnings growth should reach the high single digits, and the stock market should have more gains in store for 2007.


5

Top Ten Common Stock Holdings as of
December 31, 2006 (Unaudited)

Google, Cl A             3.6%
Cisco Systems            3.4%
Allergan                 2.7%
Goldman Sachs Group      2.5%
General Electric         2.5%
PepsiCo                  2.4%
Deere                    2.4%
Chicago Mercantile
Exchange Holdings, Cl A  2.4%
Apple Computer           2.3%
Hewlett-Packard          2.1%
As a % of Total
Portfolio Investments    26.3%

Large Cap Growth Portfolio

Performance and Portfolio Summary (Unaudited)

Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                         Inception       Year    3 Year          5 Year          Inception
                                         Date            Return  Return          Return          to Date
Old Mutual Large Cap Growth Portfolio    04/30/97        5.54%   6.33%           2.20%           7.49%
Russell 1000(R) Growth Index(1)          04/30/97        9.07%   6.87%           2.69%           4.87%
S&P 500 Index(1)                         04/30/97        15.80%  10.44%          6.19%           7.77%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.

(1)The Portfolio will no longer include the S&P 500 Index as a performance benchmark as the Russell 1000(R) Growth Index better reflects the Portfolio's investment strategy.

Value of a $10,000 Investment

                   Old Mutual               Russell
                   Large Cap                1000
                   Growth                   Growth                    S&P 500
                   Portfolio                Index                     Index
--------------------------------------------------------------------------------
4/30/97            10,000                   10,000                    10,000
12/97              11,821                   12,171                    12,258
12/98              15,441                   16,882                    15,761
12/99              25,512                   22,480                    19,078
12/00              25,134                   17,440                    17,342
12/01              18,026                   13,879                    15,280
12/02              12,741                   10,009                    11,903
12/03              16,715                   12,987                    15,318
12/04              18,211                   13,805                    16,984
12/05              19,041                   14,532                    17,818
12/06              20,096                   15,850                    20,634


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                       13%
Materials                                     1%
Industrials                                  11%
Consumer Discretionary                       10%
Consumer Staples                              7%
Health Care                                  17%
Financials                                   13%
Information Technology                       24%
Telecommunication Services                    3%
Utilities                                     1%
                                          ------
                                            100%

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Common Stock - 98.4%
Agricultural Chemicals - 0.7%
Monsanto                                 1,800   $       95
Total Agricultural Chemicals                             95
Agricultural Operations - 1.0%
Archer-Daniels-Midland                   4,470           143
Total Agricultural Operations                            143
Airlines - 0.6%
UAL*                                     1,810           80
Total Airlines                                           80
Apparel Manufacturers - 2.3%
Coach*                                   1,710           73
Polo Ralph Lauren                        3,040           236
Total Apparel Manufacturers                              309
Applications Software - 0.4%
Salesforce.com*                          1,530           56
Total Applications Software                              56
Audio/Video Products - 0.3%
Harman International                     380             38
Total Audio/Video Products                               38
Beverages-Non-Alcoholic - 2.4%
PepsiCo                                  5,170           323
Total Beverages-Non-Alcoholic                            323
Cable TV - 0.9%
Comcast, Cl A*                           3,020           128
Total Cable TV                                           128
Casino Hotels - 0.6%
Las Vegas Sands*                         870             78
Total Casino Hotels                                      78
Casino Services - 0.7%
International Game Technology            2,070           96
Total Casino Services                                    96
Cellular Telecommunications - 1.6%
Leap Wireless International*             1,300           77
NII Holdings*                            2,190           141
Total Cellular Telecommunications                        218
Computers - 5.2%
Apple Computer*                          3,635           308
Dell*                                    2,990           75
Hewlett-Packard                          6,900           284
Sun Microsystems*                        9,000           49
Total Computers                                          716

Description                                      Shares          Value (000)
Computers-Memory Devices - 0.3%
SanDisk*                                         830     $       36
Total Computers-Memory Devices                                   36
Cosmetics & Toiletries - 2.1%
Colgate-Palmolive                                1,280           83
Procter & Gamble                                 3,140           202
Total Cosmetics & Toiletries                                     285
Data Processing/Management - 1.5%
Fiserv*                                          1,180           62
Global Payments                                  1,740           80
NAVTEQ*                                          2,000           70
Total Data Processing/Management                                 212
Diversified Manufacturing Operations - 2.8%
General Electric                                 8,960           333
Roper Industries                                 1,110           56
Total Diversified Manufacturing Operations                       389
E-Commerce/Products - 0.2%
Nutri/System*                                    510             32
Total E-Commerce/Products                                        32
E-Marketing/Information - 0.6%
aQuantive*                                       3,600           89
Total E-Marketing/Information                                    89
Electric Products-Miscellaneous - 1.6%
Emerson Electric                                 5,100           225
Total Electric Products-Miscellaneous                            225
Electronic Components-Semiconductors - 1.6%
Broadcom, Cl A*                                  2,020           65
Nvidia*                                          1,820           68
Texas Instruments                                2,950           85
Total Electronic Components-Semiconductors                       218
Energy-Alternate Sources - 0.6%
Covanta Holding*                                 1,300           29
Sunpower, Cl A*                                  1,370           51
Total Energy-Alternate Sources                                   80
Engineering/R&D Services - 1.2%
Foster Wheeler*                                  3,100           171
Total Engineering/R&D Services                                   171
Entertainment Software - 0.4%
Electronic Arts*                                 1,090           55
Total Entertainment Software                                     55
Fiduciary Banks - 1.1%
Mellon Financial                                 3,570           150
Total Fiduciary Banks                                            150

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                                      Shares          Value (000)
Finance-Credit Card - 1.1%
American Express                                 2,530   $       153
Total Finance-Credit Card                                        153
Finance-Investment Banker/Broker - 4.6%
Charles Schwab                                   7,500           145
Goldman Sachs Group                              1,690           337
UBS                                              2,400           145
Total Finance-Investment Banker/Broker                           627
Finance-Other Services - 3.3%
Chicago Mercantile Exchange
Holdings, Cl A                                   630             321
IntercontinentalExchange*                        720             78
Nasdaq Stock Market*                             1,630           50
Total Finance-Other Services                                     449
Food-Confectionery - 1.6%
WM Wrigley Jr.                                   4,125           213
Total Food-Confectionery                                         213
Instruments-Controls - 0.5%
Thermo Fisher Scientific*                        1,590           72
Total Instruments-Controls                                       72
Instruments-Scientific - 0.5%
Applera - Applied Biosystems Group               1,720           63
Total Instruments-Scientific                                     63
Internet Infrastructure Software - 0.4%
Akamai Technologies*                             980             52
Total Internet Infrastructure Software                           52
Internet Security - 1.0%
Checkfree*                                       3,600           145
Total Internet Security                                          145
Investment Management/Advisory Services - 0.9%
T Rowe Price Group                               2,960           130
Total Investment Management/Advisory Services                    130
Machinery-Farm - 2.4%
Deere                                            3,400           323
Total Machinery-Farm                                             323
Medical Instruments - 0.2%
Intuitive Surgical*                              300             29
Total Medical Instruments                                        29
Medical Products - 1.8%
Baxter International                             5,470           254
Total Medical Products                                           254

Description                              Shares          Value (000)
Medical-Biomedical/Genetic - 2.2%
Celgene*                                 1,210   $       70
Genentech*                               800             65
Genzyme*                                 2,800           172
Total Medical-Biomedical/Genetic                         307
Medical-Drugs - 7.6%
Abbott Laboratories                      2,000           98
Allergan                                 3,100           371
Novartis ADR                             970             56
Pfizer                                   6,900           179
Roche Holdings ADR                       840             75
Shire ADR                                1,060           65
Wyeth                                    4,000           204
Total Medical-Drugs                                      1,048
Metal Processors & Fabricators - 0.4%
Precision Castparts                      730             57
Total Metal Processors & Fabricators                     57
Metal-Diversified - 0.3%
Freeport-McMoRan Copper & Gold, Cl B     720             40
Total Metal-Diversified                                  40
Multimedia - 0.7%
News, Cl A                               4,500           97
Total Multimedia                                         97
Networking Products - 3.4%
Cisco Systems*                           16,860          461
Total Networking Products                                461
Non-Ferrous Metals - 0.3%
Cameco                                   960             39
Total Non-Ferrous Metals                                 39
Oil & Gas Drilling - 2.6%
Nabors Industries*                       7,600           226
Rowan                                    3,900           130
Total Oil & Gas Drilling                                 356
Oil Companies-Exploration & Production - 3.0%
Anadarko Petroleum                       2,200           96
Southwestern Energy*                     5,700           200
XTO Energy                               2,600           122
Total Oil Companies-Exploration & Production             418
Oil Companies-Integrated - 1.9%
Exxon Mobil                              900             69
Occidental Petroleum                     2,100           103
Petroleo Brasileiro ADR                  840             86
Total Oil Companies-Integrated                           258

Description                                      Shares          Value (000)
Oil Field Machinery & Equipment - 1.4%
Cameron International*                           1,740   $       92
National Oilwell Varco*                          1,530           94
Total Oil Field Machinery & Equipment                            186
Oil Refining & Marketing - 1.3%
Valero Energy                                    3,600           184
Total Oil Refining & Marketing                                   184
Oil-Field Services - 2.7%
Schlumberger                                     4,210           266
Smith International                              2,400           98
Total Oil-Field Services                                         364
Real Estate Management/Services - 0.5%
CB Richard Ellis Group, Cl A*                    2,080           69
Total Real Estate Management/Services                            69
Reinsurance - 0.4%
PartnerRe                                        700             50
Total Reinsurance                                                50
Retail-Apparel/Shoe - 1.0%
Under Armour, Cl A*                              2,600           131
Total Retail-Apparel/Shoe                                        131
Retail-Pet Food & Supplies - 1.1%
Petsmart                                         5,100           147
Total Retail-Pet Food & Supplies                                 147
Retail-Restaurants - 2.0%
Starbucks*                                       7,950           282
Total Retail-Restaurants                                         282
Retail-Sporting Goods - 0.6%
Dick's Sporting Goods*                           1,600           78
Total Retail-Sporting Goods                                      78
Semiconductor Equipment - 0.8%
Kla-Tencor                                       2,340           116
Total Semiconductor Equipment                                    116
Super-Regional Banks-US - 1.1%
Wells Fargo                                      4,160           148
Total Super-Regional Banks-US                                    148
Telecommunications Equipment-Fiber Optics - 1.7%
Corning*                                         10,200          191
JDS Uniphase*                                    2,655           44
Total Telecommunications
Equipment-Fiber Optics                                           235

Description                                       Shares          Value (000)
Telecommunications Services - 0.8%
Time Warner Telecom, Cl A*                        5,370   $       107
Total Telecommunications Services                                 107
Therapeutics - 2.0%
Gilead Sciences*                                  4,140           269
Total Therapeutics                                                269
Transport-Services - 1.1%
CH Robinson Worldwide                             1,710           70
FedEx                                             800             87
Total Transport-Services                                          157
Water - 0.4%
Aqua America                                      2,690           61
Total Water                                                       61
Web Portals/ISP - 3.6%
Google, Cl A*                                     1,065           490
Total Web Portals/ISP                                             490
Wireless Equipment - 2.9%
Crown Castle International*                       1,860           60
Nokia ADR                                         5,840           119
Qualcomm                                          5,650           213
Total Wireless Equipment                                          392
X-Ray Equipment - 1.6%
Hologic*                                          4,700           222
Total X-Ray Equipment                                             222
Total Common Stock (Cost $11,420)                                 13,501
Total Investments - 98.4% (Cost $11,420)                          13,501
Other Assets and Liabilities, Net - 1.6%                          223
Net Assets - 100.0%                                       $       13,724

* Non-income producing security.
ADR - American Depositary Receipt
Cl - Class
ISP - Internet Service Provider
R&D - Research & Development
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)

AS OF DECEMBER 31, 2006

                                                                                 Old Mutual
                                                                                 Large Cap Growth Portfolio
Assets:
Investment Securities, at cost                                                   $       11,420
Investment Securities, at value                                                  $       13,501
Receivable for Investments Sold                                                          6,941
Dividends and Interest Receivable                                                        20
Receivable for Management Fees Waived                                                    7
Prepaid Trustees' Fees                                                                   1
Prepaid Expenses and Other Assets                                                        1
Total Assets                                                                             20,471
Liabilities:
Payable to Custodian                                                                     6,565
Payable for Fund Shares Redeemed                                                         93
Payable for Investments Purchased                                                        51
Payable for Management Fees                                                              15
Accrued Expenses                                                                         23
Total Liabilities                                                                        6,747
Net Assets                                                                       $       13,724
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 699,508
outstanding shares of beneficial interest                                        $       35,294
Undistributed Net Investment Income                                                      18
Accumulated Net Realized Loss on Investments                                             (23,669)
Net Unrealized Appreciation on Investments                                               2,081
Net Assets                                                                       $       13,724
Net Asset Value, Offering and Redemption Price Per Share                                 $19.62

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                              Old Mutual
                                                                              Large Cap Growth Portfolio
Investment Income:
Dividends                                                                     $ 216
Interest                                                                      17
Less: Foreign Taxes Withheld                                                  -
Total Investment Income                                                       233
Expenses:
Management Fees                                                               190
Trustees' Fees                                                                8
Transfer Agent Fees                                                           24
Custodian Fees                                                                23
Professional Fees                                                             15
Printing Fees                                                                 7
Other Fees                                                                    3
Total Expenses                                                                270
Waiver of Management Fees                                                     (55)
Net Expenses                                                                  215
Net Investment Income                                                         18
Net Realized Gain from Security Transactions                                  7,404
Net Change in Unrealized Depreciation on Investments                          (6,160)
Net Realized and Unrealized Gain on Investments                               1,244
Increase in Net Assets Resulting from Operations                              $ 1,262
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                   Old Mutual
                                                                           Large Cap Growth Portfolio
                                                                          1/1/06 to       1/1/05 to
                                                                          12/31/06        12/31/05
Investment Activities:
Net Investment Income (Loss)                                              $       18        $ (113)
Net Realized Gain from Security Transactions                                   7,404         1,498
Net Change in Unrealized Depreciation on Investments                          (6,160)         (554)
Net Increase in Net Assets Resulting from Operations                           1,262           831
Capital Share Transactions:
Shares Issued                                                                    585          1,619
Shares Redeemed                                                              (13,359)        (9,064)
Decrease in Net Assets Derived from Capital Shares Transactions              (12,774)        (7,445)
Total Decrease in Net Assets                                                 (11,512)        (6,614)
Net Assets:
Beginning of Year                                                             25,236         31,850
End of Year                                                                 $ 13,724        $25,236
Undistributed Net Investment Income                                         $     18            $ -
Shares Issued and Redeemed:
Shares Issued                                                                     31             91
Shares Redeemed                                                                 (689)          (525)
Net Decrease in Shares Outstanding                                              (658)          (434)
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,



                                         Net
         Net                             Realized and
         Asset           Net             Unrealized                      Dividends    Distributions
         Value,          Investment      Gains           Total           from Net     from
         Beginning       Income          (Losses)        From            Investment   Capital
         of Period       (Loss)          on Securities   Operations      Income       Gains
OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
2006     $18.59          $0.02(1)        $1.01           $1.03           $ -          $ -
2005     17.78           (0.07)(1)       0.88            0.81            -            -
2004     16.32           (0.04)(1)       1.50            1.46            -            -
2003     12.44           (0.07)(1)       3.95            3.88            -            -
2002     17.60           (0.10)          (5.06)          (5.16)          -            -

                                                                                                       Ratio
                                                                                                       of Expenses
                                                                                       Ratio           to Average
                                                                                       of Net          Net Assets
                       Net                             Net             Ratio           Investment      (Excluding
       Total           Asset Value,                    Assets, End     of Expenses     Income (Loss)   Waivers and     Portfolio
       Dividends and   End             Total           of Period       to Average      to Average      Expense         Turnover
       Distributions   of Period       Return          (000)           Net Assets      Net Assets      Reduction)      Rate

2006   $ -             $19.62          5.54%           $13,724         0.96%           0.08%           1.21%           190.06%
2005   -               18.59           4.56%           25,236          1.10%           (0.42)%         1.15%           30.48%
2004   -               17.78           8.95%           31,850          1.10%           (0.27)%         1.10%           44.92%
2003   -               16.32           31.19%          32,357          1.06%           (0.51)%         1.06%           74.16%
2002   -               12.44           (29.32)%        27,434          1.05%           (0.47)%         1.05%           142.32%

(1) Per share calculations were preformed using the average shares for the period.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Large Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 14% and 81% of the outstanding shares of the Large Cap Growth Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Large Cap Growth Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii)  purchases and sales of investment  securities,  income and expenses at the
relevant  rates  of  exchange   prevailing  on  the  respective  dates  of  such
transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Large Cap Growth Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2006

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The
Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                                       Management Fee Breakpoint Asset Thresholds
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion to less than  to less than  to less than  to less than  to less than  to less than  or greater
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion

Old Mutual Large Cap
Growth Portfolio                    0.85%         0.80%         0.75%         0.70%         0.65%         0.60%         0.55%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Large Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December
31, 2008, with respect to the Large Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Large Cap Growth Portfolio to the extent necessary to limit the total annual expenses to no more than 0.96% of the Large Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Large Cap Growth Portfolio to exceed 0.96%. Consequently, no reimbursement by the Large Cap Growth Portfolio will be made unless: (i) the Large Cap Growth Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Portfolio's total annual expense ratio is less than 0.96%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Portfolio for which the Advisor may seek reimbursement was $55,327 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Large Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:

                        $0 to           $300 million    $500 million    $750 millio     $1.0 billion    $1.5 billion
                        less than       to less than    to less than    to less than    to less than    to less than    $2.0 billion
                        $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Large
Cap Growth Portfolio    0.50%           0.45%           0.40%           0.35%           0.30%           0.25%           0.20%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments
Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Portfolio for the year ended December 31, 2006, were $41,043,802 and $53,301,965, respectively.

5. FEDERAL TAX INFORMATION

The Large Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

AS OF DECEMBER 31, 2006

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2006.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
December 2009                            $(10,405)
December 2010                            (13,158)
December 2011                            (58)
Undistributed Ordinary Income            18
Unrealized appreciation                  2,033
                                         $(21,570)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Large Cap Growth Portfolio utilized $7,316 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Large Cap Growth Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$11,468          $2,351                  $(318)                  $2,033

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Portfolio's growth style of investing, and the Large Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Portfolio may overweight certain industries within a sector, which may cause the Large Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Portfolio enters into contracts that provide general indemnifications. The Large Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Portfolio. However, based on experience, the Large Cap Growth Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Large Cap Growth Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Large Cap Growth Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of  Trustees  and  Shareholders  of Old  Mutual  Large  Cap  Growth
Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Large Cap Growth Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                      Annualized      Expenses
                         Beginning       Ending       Expense         Paid
                         Account         Account      Ratios          During
                         Value           Value        For the Six-    Six-Month
                         7/1/06          12/31/06     Month Period    Period*

Old Mutual Large Cap Growth Portfolio

Actual Portfolio Return  $1,000.00       $1,054.30    0.96%           $4.97
Hypothetical 5% Return   1,000.00        1,020.37     0.96            4.89

* Expenses are equal to the Large Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF
TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been estab lished to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap  Portfolio - The Trustees  reviewed the services  provided by
OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                           # of Shares
Candidate                                        Shares For Nominee             Against/Withheld
Leigh A. Wilson                                  453,911,578                    23,691,591
John R. Bartholdson                              453,491,784                    24,111,386
Jettie M. Edwards                                453,930,879                    23,672,290
Albert A. Miller                                 453,278,856                    24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal            # of Abstained Shares
Columbus Circle Technology
and Communications                              38,295,536                      2,811,911                    1,554,475
Growth II                                        3,361,386                      70,384                       128,871
Large Cap Growth                                 1,086,749                      12,634                       55,374
Large Cap Growth Concentrated                    7,016,912                      399,321                      605,803
Mid-Cap                                          2,960,168                      93,809                       218,409
Select Value                                     3,293,402                      121,284                      70,809
Small Cap                                        5,101,428                      29,991                       79,352
Small Cap Growth                                 363,807                        0                            23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares            # of Shares Against/
                                                         For Proposal           Withheld Proposal            # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918             2,915,137                    1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349              119,562                      152,728
3e.      Munder Capital Partners, LLC                    3,251,208              155,660                      153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813              38,021                       61,923
3d.      CastleArk Management, LLC                       1,063,363              33,410                       57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912              399,321                      605,803
3d.      CastleArk Management, LLC                       7,016,912              399,321                      605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237              116,028                      223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790              105,484                      104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428              29,991                       79,352
3b.      Eagle Asset Management, Inc.                    5,101,428              29,991                       79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                0                            27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares            # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal            # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                        3,544,842                    1,511,033
Growth II                                        3,299,801                      171,214                      89,625
Large Cap Growth                                 1,039,135                      55,031                       60,590
Large Cap Growth Concentrated                    6,750,263                      665,970                      605,803
Small Cap                                        5,020,682                      110,737                      79,352

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-013 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Large Cap Growth Concentrated Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This Report                                                2
Message to Shareholders                                          3
Management Overview                                              4
Schedule of Investments                                          7
Statement of Assets & Liabilities                               10
Statement of Operations                                         11
Statement of Changes in Net Assets                              12
Financial Highlights                                            13
Notes to Financial Statements                                   14
Report of Independent Registered Public Accounting Firm         21
Proxy Voting and Portfolio Holdings                             22
Portfolio Expenses Example                                      23
Activities and Composition of the Board of
  Trustees and Officers of the Trust                            24
Board Review and Approval of Investment
  Advisory and Sub-Advisory Agreements                          26
Shareholder Proxy Results                                       32

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but do not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well- honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisors: CastleArk Management, LLC(1) and Turner Investment Partners, Inc.

Performance Highlights

o For the one-year period ended December 31, 2006, the Old Mutual Large Cap Growth Concentrated Portfolio underperformed its benchmarks, the Russell 1000(R) Growth Index and the S&P 500 Index.

o During the one-year period, financials, industrials, and consumer discretionary contributed positively to the Portfolio's performance from a sector perspective, while energy, health care, and information technology detracted from relative results.

o Google, Apple Computer, and Chicago Mercantile Exchange Holdings were top contributors on the stock selection front, while eBay (no longer a Portfolio holding), Corning, and Chico's FAS (no longer a Portfolio holding) detracted from relative performance. Large Cap Growth Concentrated Portfolio

Q. How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2006, the Old Mutual Large Cap Growth Concentrated Portfolio underperformed its benchmarks, the Russell 1000(R) Growth Index and the S&P 500 Index. The Portfolio gained 8.09%, while the Russell 1000(R) Growth Index gained 9.07% and the S&P 500 Index posted a 15.80% return.

Q. What investment environment did the Portfolio face during the past year?

A. From a style/capitalization perspective, value stocks in aggregate performed better than growth stocks for the seventh straight year. The broad-based Russell 3000(R) Value Index outperformed its growth counterpart by a significant margin. Turner Investment Partners, Inc. ("Turner") believes that growth stocks, after years of sub-par returns, may be poised for outperformance. Among other factors, Turner believes growth stocks have superior earnings prospects and relatively attractive valuations. Among capitalization segments, small-cap stocks outperformed in 2006 with the returns of the Russell 2000(R) Index, a measure of small-cap stock performance, exceeding those of the large-cap Russell 1000(R) Index and the Russell Midcap(R) Index.

Q. How did security composition affect Portfolio performance?

A. During the one-year period, financials, industrials, and consumer discretionary contributed positively to the Portfolio's performance from a sector perspective, while energy, health care, and information technology detracted from relative results. Google, Apple Computer, and Chicago Mercantile Exchange Holdings were top contributors on the stock selection front, while eBay (no longer a Portfolio holding), Corning, and Chico's FAS (no longer a Portfolio holding) detracted from relative performance.

Portfolio contributor Google offers advertising and Internet search solutions, as well as intranet solutions through an enterprise search application. Increases in the company's global search market share and Internet advertising revenue growth were better than expected during the period.

Apple Computer, which designs, manufactures, and markets personal computers and related software, services, peripherals, and networking solutions, contributed to the Portfolio's gains. Apple Computer's iPod continued to experience strong sales growth and the company's notebook/desktop market share has begun to increase.

U.S. futures exchange, Chicago Mercantile Exchange Holdings, posted strong gains during the period and contributed to the Portfolio's performance. Organic growth in the volume of options and futures contracts was strong during the period with the aid of new products such as foreign exchange and other commodity-based products. A move toward electronic trading of these products led to margin gains that were above expectations during the one-year period.

Detracting from performance was eBay, which provides online marketplaces for the sale of goods and services. The company's organic revenue growth experienced slowing throughout the year, and subsidiaries Skype (Internet telephony) and PayPal (payment service), have not generated the incremental returns that eBay expected.

(1) After discussions among the Board of Trustees of the Trust (the "Board"), Old Mutual Capital, Inc., and CastleArk Management, LLC ("CastleArk"), the Board will be selecting a new sub-advisor to replace CastleArk for the Old Mutual Large Cap Growth Concentrated Portfolio in early 2007.

4                                        Large Cap Growth Concentrated Portfolio

Corning also detracted from the Portfolio's gains during the period. The firm is a dominant worldwide manufacturer of LCD glass for large screen computer monitors and televisions. The price of LCD "panels" has fallen at a faster than expected rate, which has led investors to be concerned about Corning's profit margins. Sub-advisor CastleArk Management, LLC ("CastleArk") believes pricing/margins at the glass level are independent and more stable than at the panel manufacturing level, but the firm will have a better indication when Corning releases its fourth quarter results in late January 2007.

Finally, Chico's FAS also detracted from relative returns during the period. The company operates as a retailer of private label, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing gift items. Turner sold the Portfolio's holding in this company's stock in May after a few months of weak same- store-sales which caused the company to lower guidance.

Q. What is the investment outlook for the equities market?

A. CastleArk notes that current economic forecasts are quite optimistic. The consensus, in this sub-advisor's view, seems to be that slow economic growth will persist, interest rates will move lower in the first half of 2007 and the core rate of inflation will fall back to a comfortable level, benefiting market returns in 2007. CastleArk believes the Federal Reserve ("Fed") may indeed have come to the end of its interest rate tightening cycle and it expects the resiliency of the U.S. economy to be apparent early in 2007. Among large-cap growth stocks, CastleArk continues to believe there is a significant opportunity to see price/earnings ratio expansion after six years of decline.

Turner remains optimistic that a recession will be avoided over the next 12 months, even though the economy will likely continue to slow. As the economy decelerates, the profitability of some companies may falter and the stocks of companies able to keep achieving above-average growth should do well, in Turner's estimation. In short, Turner anticipates that investors may be willing to pay a premium for superior earnings growth and bona fide growth stocks. Turner notes, however, that two catalysts could thwart the continuation of the bull market. First, the latest annualized core inflation rate is more than 2% above the level that the Fed considers acceptable. Fed Chairman Ben Bernanke hinted in late November that the threat of inflation is still worrisome enough to possibly warrant another interest rate increase. Second, the yield curve remains inverted, with the three-month Treasury rate higher than its 10-year counterpart. An inverted yield curve has historically served as a reliable predictor of a recession in modern times. A combination of rising interest rates and accelerating inflation could mute corporate earnings and precipitate a recession. Turner does not believe that this scenario will play out. The firm believes the economy will grow at a solid pace, inflation should be subdued, corporate earnings growth should reach the high single digits, and the stock market should have more gains in store for 2007.

Top Ten Common Stock
Holdings as of
December 31, 2006 (Unaudited)

Cisco Systems                   4.6%
Google, Cl A                    4.3%
Allergan                        3.7%
Chicago Mercantile Exchange
 Holdings, Cl A                 3.5%
Goldman Sachs Group             2.8%
Apple Computer                  2.8%
General Electric                2.5%
Deere                           2.5%
Baxter International            2.5%
Hologic                         2.4%

As a % of Total
Portfolio Investments          31.6%

Large Cap Growth
Concentrated Portfolio

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED

Performance and Portfolio Summary (Unaudited)
Average Annual Total Return as of December 31, 2006

                                     One     Annualized  Annualized  Annualized
                        Inception    Year    3 Year      5 Year      Inception
                        Date         Return  Return      Return      to Date
Old Mutual Large
Cap Growth Concentrated
  Portfolio             09/25/97     8.09%   6.90%       2.19%       6.36%
Russell 1000(R) Growth
 Index1                 09/25/97     9.07%   6.87%       2.69%       3.15%
S&P 500 Index1          09/25/97    15.80%  10.44%       6.19%       6.24%

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on page 2.

1 The Portfolio will no longer include the S&P 500 Index as a performance benchmark as the Russell 1000(R) Growth Index better reflects the Portfolio's investment strategy.

Value of a $10,000 Investment

                   Old Mutual
                   Large Cap                 Russell
                   Growth                    1000(R)
                   Concentrated              Growth                    S&P 500
                   Portfolio                 Index                      Index
--------------------------------------------------------------------------------
9/25/97            10,000                    10,000                     10,000
12/97              10,030                    10,237                     10,394
12/98              16,300                    14,200                     13,364
12/99              32,700                    18,909                     16,176
12/00              24,894                    14,669                     14,704
12/01              15,890                    11,674                     12,956
12/02              10,910                    8,419                      10,093
12/03              14,496                    10,924                     12,988
12/04              15,499                    11,612                     14,401
12/05              16,383                    12,223                     15,108
12/06              17,708                    13,332                     17,496

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of September 25, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 -- % of Total Portfolio Investments

Industrials                                  10%
Consumer Discretionary                       12%
Energy                                       14%
Health Care                                  15%
Consumer Staples                              5%
Financials                                   12%
Materials                                     2%
Telecommunication Services                    3%
Information Technology                       26%
Repurchase Agreement                          1%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2006

Description                              Shares                  Value (000)
--------------------------------------------------------------------------------
Common Stock -- 99.4%
Agricultural Chemicals -- 1.8%
Monsanto                                 23,230                  $ 1,220
Total Agricultural Chemicals                                     1,220

Agricultural Operations -- 1.1%
Archer-Daniels-Midland                   22,790                  728
Total Agricultural Operations                                    728

Apparel Manufacturers -- 2.1%
Coach*                                   19,200                  825
Polo Ralph Lauren                        8,000                   621
Total Apparel Manufacturers                                      1,446

Beverages-Non-Alcoholic -- 1.0%
PepsiCo                                  11,300                  707
Total Beverages-Non-Alcoholic                                    707

Cable TV -- 2.2%
Comcast, Cl A*                           34,340                  1,454
Total Cable TV                                                   1,454

Casino Hotels -- 1.2%
Las Vegas Sands*                         8,720                   780
Total Casino Hotels                                              780

Casino Services -- 1.1%
International Game Technology            16,250                  751
Total Casino Services                                            751

Cellular Telecommunications -- 1.9%
NII Holdings*                            19,440                  1,253
Total Cellular Telecommunications                                1,253

Computers -- 5.2%
Apple Computer*                          22,500                  1,909
Hewlett-Packard                          39,300                  1,619
Total Computers                                                  3,528

Cosmetics & Toiletries -- 2.1%
Procter & Gamble                         21,580                  1,387
Total Cosmetics & Toiletries                                     1,387

Data Processing/Management -- 2.1%
Global Payments                          23,710                  1,098
NAVTEQ*                                  8,400                   293
Total Data Processing/Management                                 1,391

Diversified Manufacturing Operations -- 2.5%
General Electric                         45,480                  1,692
Total Diversified Manufacturing Operations                       1,692

Description                              Shares                  Value (000)
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.7%
Nutri/System*                            7,130                   $452
Total E-Commerce/Products                                        452
Electric Products-Miscellaneous -- 2.0%
Emerson Electric                         30,300                  1,336
Total Electric Products-Miscellaneous                            1,336

Electronic Components-Semiconductors -- 2.6%
Broadcom, Cl A*                          17,790                  575
Nvidia*                                  16,400                  607
Texas Instruments                        20,440                  588
Total Electronic Components-Semiconductors                       1,770

Engineering/R&D Services -- 1.4%
Foster Wheeler*                          17,400                  959
Total Engineering/R&D Services                                   959

Finance-Investment Banker/Broker -- 7.1%
Charles Schwab                           76,670                  1,483
Goldman Sachs Group                      9,640                   1,922
UBS                                      23,310                  1,406
Total Finance-Investment Banker/Broker                           4,811

Finance-Other Services -- 3.5%
Chicago Mercantile Exchange
 Holdings, Cl A                          4,630                   2,360
Total Finance-Other Services                                     2,360

Food-Confectionery -- 0.9% WM
Wrigley Jr.                              11,700                  605
Total Food-Confectionery                                         605

Internet Infrastructure Software -- 0.8%
Akamai Technologies*                     9,790                   520
Total Internet Infrastructure Software                           520

Internet Security -- 1.2%
Checkfree*                               20,000                  803
Total Internet Security                                          803

Machinery-Farm -- 2.5%
Deere                                    17,800                  1,692
Total Machinery-Farm                                             1,692

Medical Instruments -- 1.0%
Intuitive Surgical*                      6,910                   663
Total Medical Instruments                                        663

Medical Products -- 2.5%
Baxter International                     36,190                  1,679
Total Medical Products                                           1,679

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED

PORTFOLIO -- concluded

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2006

Description                              Shares                  Value (000)
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.0%
Genzyme*                                 11,100                  $ 684
Total Medical-Biomedical/Genetic                                 684

Medical-Drugs -- 5.9%
Allergan                                 21,030                  2,518
Pfizer                                   44,200                  1,145
Wyeth                                    6,600                   336
Total Medical-Drugs                                              3,999

Networking Products -- 4.6%
Cisco Systems*                           114,560                 3,131
Total Networking Products                                        3,131

Oil & Gas Drilling -- 2.2%
Nabors Industries*                       38,300                  1,141
Rowan                                    9,700                   322
Total Oil & Gas Drilling                                         1,463

Oil Companies-Exploration & Production -- 4.9%
Anadarko Petroleum                       13,400                  583
Southwestern Energy*                     44,600                  1,563
XTO Energy                               24,950                  1,174
Total Oil Companies-Exploration & Production                     3,320

Oil Companies-Integrated -- 1.4%
Occidental Petroleum                     19,430                  949
Total Oil Companies-Integrated                                   949

Oil Field Machinery & Equipment -- 1.7%
Cameron International*                   21,530                  1,142
Total Oil Field Machinery & Equipment                            1,142

Oil Refining & Marketing -- 1.4%
Valero Energy                            18,800                  962
Total Oil Refining & Marketing                                   962

Oil-Field Services -- 2.2%
Schlumberger                             15,600                  985
Smith International                      12,100                  497
Total Oil-Field Services                                         1,482

Real Estate Management/Services -- 1.4%
CB Richard Ellis Group, Cl A*            28,510                  947
Total Real Estate Management/Services                            947

Retail-Apparel/Shoe -- 1.0%
Under Armour, Cl A*                      13,300                  671
Total Retail-Apparel/Shoe                                        671

Description                              Shares                  Value (000)
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 1.0%
Petsmart                                 23,600                  $ 681
Total Retail-Pet Food & Supplies                                 681

Retail-Restaurants -- 1.9%
Starbucks*                               35,800                  1,268
Total Retail-Restaurants                                         1,268

Retail-Sporting Goods -- 0.6%
Dick's Sporting Goods*                   8,300                   407
Total Retail-Sporting Goods                                      407

Semiconductor Equipment -- 1.2%
Kla-Tencor                               16,750                  833
Total Semiconductor Equipment                                    833

Telecommunications Equipment-Fiber Optics -- 2.1%
Corning*                                 76,400                  1,429
Total Telecommunications Equipment-Fiber Optics                  1,429

Therapeutics -- 2.3%
Gilead Sciences*                         24,360                  1,582
Total Therapeutics                                               1,582

Transport-Services -- 2.0%
CH Robinson Worldwide                    18,590                  760
FedEx                                    5,200                   565
Total Transport-Services                                         1,325

Web Portals/ISP -- 4.3%
Google, Cl A*                            6,360                   2,929
Total Web Portals/ISP                                            2,929

Wireless Equipment -- 3.4%
Crown Castle International*              20,180                  652
Nokia ADR                                17,600                  358
Qualcomm                                 34,300                  1,296
Total Wireless Equipment                                         2,306

X-Ray Equipment -- 2.4%
Hologic*                                 34,800                  1,645
Total X-Ray Equipment                                            1,645

Total Common Stock (Cost $59,048)                                67,142

Description                             Face Amount (000)        Value (000)
--------------------------------------------------------------------------------
Repurchase Agreement -- 0.7%
Morgan Stanley
5.10%, dated 12/29/06, to be repurchased
on 01/02/07, repurchase price
$491,560 (collateralized by a
U.S. Government obligation, par
value $495,000, 5.500%, 02/21/08,
total market value $504,680)(A)          $491                    $ 491
Total Repurchase Agreement (Cost $491)                           491

Total Investments -- 100.1%
(Cost $59,539)                                                   67,633

Other Assets and Liabilities, Net -- (0.1)%                      (69)

Net Assets -- 100.0%                                             $ 67,564

* Non-income producing security.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
ISP -- Internet Service Provider
R&D -- Research and Development
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)

AS OF DECEMBER 31, 2006
                                                                Old Mutual
                                                                Large Cap Growth
                                                                Concentrated
                                                                Portfolio
Assets:
Investment Securities (including
Repurchase Agreements), at cost                                  $ 59,539

Investment Securities, at value                                  $ 67,142
Repurchase Agreement, at value                                   491
Dividends and Interest Receivable                                70
Prepaid Trustees' Fees                                           5
Receivable for Management Fees Waived                            4
Prepaid Expenses and Other Assets                                5
Total Assets                                                     67,717

Liabilities:
Payable for Management Fees                                      53
Payable for Investments Purchased                                36
Payable for Fund Shares Redeemed                                 19
Accrued Expenses                                                 45
Total Liabilities                                                153
Net Assets                                                       $ 67,564

Net Assets:
Paid-In Capital ($0.001 par value, unlimited
authorization) based on 6,481,662 outstanding
shares of beneficial interest                                    $273,163
Accumulated Net Realized Loss on investments                     (213,693)
Net Unrealized Appreciation on investments                       8,094
Net Assets                                                       $ 67,564

Net Asset Value, Offering and Redemption Price Per Share         $10.42

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                        Old Mutual
                                        Large Cap Growth
                                        Concentrated Portfolio

Investment Income:
Dividends                                $ 593
Interest                                 50
Less: Foreign Taxes Withheld             (5)
Total Investment Income                  638

Expenses:
Management Fees                          663
Trustees' Fees                           23
Professional Fees                        52
Transfer Agent Fees                      26
Printing Fees                            15
Custodian Fees                           7
Other Fees                               9
Total Expenses                           795

Waiver of Management Fees                (140)
Net Expenses                             655
Net Investment Loss                      (17)

Net Realized Gain from
 Security Transactions                   19,557
Net Change in Unrealized
 Depreciation on Investments             (13,660)
Net Realized and Unrealized Gain on
 Investments                             5,897
Increase in Net Assets Resulting
 from Operations                         $ 5,880

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


                                                        Old Mutual
                                                        Large Cap Growth
                                                        Concentrated Portfolio

                                                        1/1/06       1/1/05
                                                        to 12/31/06  to 12/31/05

Investment Activities:
Net Investment Loss                                     $ (17)       $ (677)
Net Realized Gain from Security Transactions            19,557       6,550
Net Change in Unrealized Depreciation on Investments    (13,660)     (3,278)
Net Increase in Net Assets Resulting from Operations    5,880        2,595

Capital Share Transactions:
  Shares Issued                                         201          11
  Shares Redeemed                                       (20,086)     (31,177)
Decrease in Net Assets Derived
  from Capital Shares Transactions                      (19,885)     (31,166)
Total Decrease in Net Assets                            (14,005)     (28,571)

Net Assets:
  Beginning of Year                                     81,569       110,140
  End of Year                                           $ 67,564     $ 81,569

Accumulated Net Investment Loss                         $ --         $ --

Shares Issued and Redeemed:
  Shares Issued                                         19           1
  Shares Redeemed                                       (2,003)      (3,614)
Net Decrease in Shares Outstanding                      (1,984)      (3,613)

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
ENDED DECEMBER 31,

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO

           Net Asset   Net          Net Realized                  Dividends                    Total
           Value,      Investment   and Unrealized   Total        from Net     Distributions   Dividends       Net Asset
           Beginning   Income       Gains (Losses)   From         Investment   from Capital    and             Value, End
           of Period   (Loss)       on Securities    Operations   Income       Gains           Distributions   of Period

2006       $9.64       $-- 1        $0.78            $0.78        $--          $--             $--             $10.42
2005       9.12        (0.07)1      0.59             0.52         --           --              --              9.64
2004       8.53        (0.04)1      0.63             0.59         --           --              --              9.12
2003       6.42        (0.0 5)1     2.16             2.11         --           --              --              8.53
2002       9.35        (0.05)       (2.88)           (2.93)       --           --              --              6.42

                                                               Ratio of Expenses
                                                Ratio of Net   to Average Net
                                  Ratio of      Investment     Assets (Excluding)
                   Net Assets,    Expenses to   Loss           Waivers and          Portfolio
         Total     End of         Average Net   to Average     Expense              Trunover
         Returns   Period (000)   Assets        Net Assets     Reduction)           Rate
2006     8.09%     $67,564        0.89%         (0.02)%        1.08%                204.90%
2005     5.70%     81,569         1.14%         (0.78)%        1.14%                28.42%
2004     6.92%     110,140        1.10%         (0.44)%        1.10%                50.45%
2003     32.87%    153,640        1.09%         (0.73)%        1.09%                92.66%
2002     (31.34)%  153,089        1.08%         (0.42)%        1.08%                164.94%

1 Per share calculations were performed using average shares for the period. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Concentrated Portfolio and seven other funds: the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Concentrated Portfolio is classified as a non-diversified management investment company. The financial statements for the Large Cap Growth Concentrated Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 90% of the outstanding shares of the Large Cap Growth Concentrated Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Large Cap Growth Concentrated Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation -- Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions -- Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes -- A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts -- A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Concentrated Portfolio had no outstanding futures contracts as of December 31, 2006.

Options -- A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Concentrated Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture -- Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Large Cap Growth Concentrated Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

AS OF DECEMBER 31, 2006

Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisor -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                                       Management Fee Breakpoint Asset Thresholds
                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion to less than  to less than  to less than  to less than  to less than  to less than  or greater
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion

Old Mutual Large Cap Growth
Concentrated Portfolio              0.90%         0.85%         0.80%         0.75%         0.70%         0.65%          0.60%

Administrator -- Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement -- In the interest of limiting expenses of the Large Cap Growth Concentrated Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Large Cap Growth Concentrated Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Large Cap Growth Concentrated Portfolio to the extent necessary to limit the total annual expenses to no more than 0.89% of the Large Cap Growth Concentrated Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Concentrated Portfolio's business.

Reimbursement of Management Fees Waived -- The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Concentrated Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Large Cap Growth Concentrated Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Large Cap Growth Concentrated Portfolio to exceed 0.89%. Consequently, no reimbursement by the Large Cap Growth Concentrated Portfolio will be made unless: (i) the Large Cap Growth Concentrated Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Concentrated Portfolio's total annual expense ratio is less than 0.89%, and
(iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Concentrated Portfolio for which the Advisor may seek reimbursement was $140,177 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Large Cap Growth Concentrated Portfolio are less than $75 million.

Sub-Advisory Agreements -- Effective January 1, 2006, the Trust, on behalf of the Large Cap Growth Concentrated Portfolio, and the Advisor entered into interim sub-advisory agreements with CastleArk Management, LLC and Turner Investment Partners, Inc. to provide co-subadvisory services to the Large Cap Growth Concentrated Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Concentrated Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:

                                    $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion to less than  to less than  to less than  to less than  to less than  to less than  or greater
                                    $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion
Old Mutual Large Cap Growth
Concentrated Portfolio              0.55%         0.50%         0.45%         0.40%          0.35%         0.30%        0.25%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator -- SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub- Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of:
(i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor -- The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent -- DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian -- U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Concentrated Portfolio for the year ended December 31, 2006, were $149,131,954 and $166,303,650, respectively.

AS OF DECEMBER 31, 2006

5. FEDERAL TAX INFORMATION

The Large Cap Growth Concentrated Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

Decrease                        Increase Undistributed Net
Paid-In Capital (000)           Investment Income (000)
        $(17)                           $17

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of accumulated losses were as follows (000):

Capital loss carryforwards expiring:
  December 2009                                  $(131,658)
  December 2010                                  (82,021)
Unrealized appreciation                          8,080
                                                 -----------
                                                 $(205,599)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Large Cap Growth Concentrated Portfolio utilized $19,311 (000) of capital loss carryforwards to offset net realized capital gains.

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Large Cap Growth Concentrated Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                     Net
      Federal          Unrealized           Unrealized           Unrealized
   Tax Cost (000)   Appreciation (000)   Depreciation (000)   Appreciation (000)
      $59,553           $9,489               $(1,409)              $8,080

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Concentrated Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Concentrated Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Concentrated Portfolio's growth style of investing, and the Large Cap Growth Concentrated Portfolio's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk - The Large Cap Growth Concentrated Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Large Cap Growth Concentrated Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Large Cap Growth Concentrated Portfolio's NAV and total return than a diversified portfolio. The Large Cap Growth Concentrated Portfolio's share prices may also be more volatile than those of a diversified portfolio.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Concentrated Portfolio may overweight specific industries within certain sectors, which may cause the Large Cap Growth Concentrated Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Concentrated Portfolio enters into contracts that provide general indemnifications. The Large Cap Growth Concentrated Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Concentrated Portfolio. However, based on experience, the Large Cap Growth Concentrated Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker- dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss. 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

NOTES TO FINANCIAL STATEMENTS -- concluded

AS OF DECEMBER 31, 2006

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "morelikely- than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Large Cap Growth Concentrated Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Large Cap Growth Concentrated Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Large Cap Growth Concentrated Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Large Cap Growth Concentrated Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example -- December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Concentrated Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Concentrated Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Concentrated Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Concentrated Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Concentrated Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                  Annualized     Expenses
                          Beginning   Ending      Expense        Paid
                          Account     Account     Ratios         During
                          Value       Value       For the Six-   Six-Month
                          7/1/06      12/31/06    Month Period   Period*

Old Mutual Large Cap Growth Concentrated Portfolio

Actual Portfolio Return   $1,000.00   $1,066.50   0.89%          $4.64
Hypothetical 5% Return    1,000.00    1,020.72    0.89           4.53


* Expenses are equal to the Large Cap Growth Concentrated Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST -- As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of                                Principal Occupation(s)
Name and Age*           the Trust      Time Served**                              During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified. 25

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub- Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006 Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

o    Management fees incurred by other mutual funds for like services

o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

o    Reviewed the materials submitted by OMCAP and the Sub-Advisors

o Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

o Prepared additional spreadsheets and analysis regarding the financial information

o Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and administrative officers

o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements -- Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

o Nature and Extent of Services -- The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

o Personnel Changes -- The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

o Management Fees -- In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most
     Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

o Breakpoints for Management Fees -- The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

o Portfolio Expenses -- The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their shareholders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as compared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

o Performance -- With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also considered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in managing the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

o Multi-Manager Structure -- With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

o Compliance Undertakings -- The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

o Benefits derived by OMCAP from its relationship with the Portfolios -- The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its subsidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS -- continued (Unaudited)


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance -- With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88th percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance -- With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56th percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership -- The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance -- With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56th percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement -- After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub- advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance -- With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38th percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS -- concluded (Unaudited)


Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement -- After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub- advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance -- With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79th percentile of funds in its Lipper category.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance -- With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance -- With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63rd percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio -- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance -- With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79th percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees -- With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers -- The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report -- The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions -- The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                           # of Shares
Candidate                                        Shares For Nominee             Against/Withheld
Leigh A. Wilson                                  453,911,578                    23,691,591
John R. Bartholdson                              453,491,784                    24,111,386
Jettie M. Edwards                                453,930,879                    23,672,290
Albert A. Miller                                 453,278,856                    24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal            # of Abstained Shares
Columbus Circle Technology
and Communications                              38,295,536                      2,811,911                    1,554,475
Growth II                                        3,361,386                      70,384                       128,871
Large Cap Growth                                 1,086,749                      12,634                       55,374
Large Cap Growth Concentrated                    7,016,912                      399,321                      605,803
Mid-Cap                                          2,960,168                      93,809                       218,409
Select Value                                     3,293,402                      121,284                      70,809
Small Cap                                        5,101,428                      29,991                       79,352
Small Cap Growth                                 363,807                        0                            23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares            # of Shares Against/
                                                         For Proposal           Withheld Proposal            # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918             2,915,137                    1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349              119,562                      152,728
3e.      Munder Capital Partners, LLC                    3,251,208              155,660                      153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813              38,021                       61,923
3d.      CastleArk Management, LLC                       1,063,363              33,410                       57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912              399,321                      605,803
3d.      CastleArk Management, LLC                       7,016,912              399,321                      605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237              116,028                      223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790              105,484                      104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428              29,991                       79,352
3b.      Eagle Asset Management, Inc.                    5,101,428              29,991                       79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                0                            27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal            # of Abstained Shares
Columbus Circle Technology and Communications    37,606,047                     3,544,842                    1,511,033
Growth II                                        3,299,801                      171,214                      89,625
Large Cap Growth                                 1,039,135                      55,031                       60,590
Large Cap Growth Concentrated                    6,750,263                      665,970                      605,803
Small Cap                                        5,020,682                      110,737                      79,352

This page intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-014 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Mid-Cap Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This Report                                                2
Message to Shareholders                                          3
Management Overview                                              4
Schedule of Investments                                          7
Statement of Assets & Liabilities                               10
Statement of Operations                                         11
Statement of Changes in Net Assets                              12
Financial Highlights                                            13
Notes to Financial Statements                                   14
Report of Independent Registered Public Accounting Firm         21
Proxy Voting and Portfolio Holdings                             22
Portfolio Expenses Example                                      23
Notice to Shareholders                                          24
Activities and Composition of the Board of
  Trustees and Officers of the Trust                            25
Board Review and Approval of Investment
  Advisory and Sub-Advisory Agreements                          27
Shareholder Proxy Results                                       33

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEX

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL MID-CAP PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Mid-Cap Portfolio outperformed the S&P MidCap 400 Index, gaining 11.19% compared to the benchmark's 10.32% return.

-    Stock-specific   factors,   rather  than  macroeconomic  themes  or  sector
     over/underweights, generally accounted for the Portfolio's relative out-performance in 2006.

- Top contributing sectors included consumer discretionary, financials, and industrials, while materials, health care, and utilities detracted from relative performance.

- Top performing stocks held by the Portfolio during the period included First Marblehead, OfficeMax, and Medicines Company, while top detractors included CV Therapeutics, Multi-Fineline Electronix (no longer a Portfolio holding), and Angiotech Pharmaceuticals.


Mid-Cap Portfolio

Q. How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2006, the Old Mutual Mid-Cap Portfolio outperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 11.19%, while the benchmark Index returned 10.32% for the same period.

Q. What investment environment did the Portfolio face during the past year?

A. Despite macroeconomic warning signs from an inverted yield curve - a situation that occurs when short-term instruments yield more than their long-term counterparts - and a declining housing market, investors took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity. These positives pushed the major equity indexes higher for the one-year period.

Q. How did security composition affect Portfolio performance?

A. Stock-specific factors, rather than macroeconomic themes or sector over/underweights, generally accounted for the Portfolio's relative performance in 2006. Top contributing sectors included consumer discretionary, financials, and industrials, while materials, health care, and utilities detracted from relative performance. Top performing stocks held by the Portfolio during the period included First Marblehead, OfficeMax, and Medicines Company, while top detractors included CV Therapeutics, Multi-Fineline Electronix (no longer a Portfolio holding), and Angiotech Pharmaceuticals.

        Among financial-sector stocks, the Portfolio produced strong relative gains due to stock selection. Student loan facilitator, First Marblehead, recovered fully from what the Portfolio's sub-advisor Liberty Ridge Capital, Inc. ("Liberty Ridge"), believes was a severe overreaction in the fourth quarter of 2005 to potential client losses. As the leading provider of outsourced solutions in the private student lending space, First Marblehead is well positioned in a fast-growing and relatively untapped market. The sub-advisor notes that the firm stands to benefit from rising education costs, further limitations on federal funding for student loans, and expanded awareness of private lending opportunities available to students and their parents.

        The Portfolio also benefited from an underweight position within the lagging consumer discretionary sector and strong stock performance within the sector. Specialty retailer OfficeMax had a very strong 2006 after lackluster results in 2005. The company has successfully executed a turnaround focused on improved logistics and distribution, resulting in strong margin improvements and earnings-per-share growth.

        Challenging the lackluster performance trend in the health care sector, Medicines Company benefited from increased penetration of its main product, blood thinner- Angiomax. The company's stock also benefited from positive news concerning drug trials that may ultimately allow Angiomax to be used in new clinical settings.

        The overall market saw the weakest results from the health care sector. The Portfolio's overweight in this sector hurt relative results, and stock selection, particularly within the biotechnology industry, exacerbated the effect. CV Therapeutics, whose Ranexa angina medication is in early release, reported slower than expected patient sales in preliminary prescription data. In early 2007, studies will be released that the sub-advisor believes will be more impactful than this preliminary data, and Liberty Ridge continues to hold this stock in anticipation of those results.

        In the technology sector, electronic equipment manufacturer Multi-Fineline Electronix was among the Portfolio's top detractors. The company unexpectedly lost significant market share during the third quarter of 2006 within Motorola's cell-phone lineup, which was a major revenue source for the company. Liberty Ridge exited its position after reviewing the company's fundamentals and determining, in its view, that a turnaround was not likely given the company's competitive position.

        Finally, specialty pharmaceutical designer Angiotech Pharmaceuticals delivered sub-par results and detracted from performance during the period. Its primary revenue generator, Taxus, saw sales shortfalls arising from safety concerns, and the market seemed unenthusiastic about the company's remaining pipeline. Liberty Ridge believes current prices do not give sufficient credit to the company's strong pipeline and that the firm should be able to revive its earnings growth as Taxus' safety concerns are resolved.

Q. What is the investment outlook for the mid-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes will do well regardless of news headlines and believes a long-term perspective maximizes investment returns over time.


5

Top Ten Common Stock Holdings as of
December 31, 2006 (Unaudited)

Lincare Holdings                 2.8%
Expedia                          2.3%
Pitney Bowes                     2.2%
Lawson Software                  2.1%
Citrix Systems                   2.1%
Medicines Company                2.0%
El Paso                          2.0%
Aspen Insurance Holdings         1.9%
Sunrise Senior Living            1.9%
Reliant Energy                   1.8%
As a % of Total
Portfolio Investments            21.1%

Mid-Cap Portfolio

OLD MUTUAL MID-CAP PORTFOLIO - continued
Performance and Portfolio Summary (Unaudited)
Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                 Inception               Year    3 Year          5 Year          Inception
                                 Date                    Return  Return          Return          to Date
Old Mutual Mid-Cap Portfolio     11/30/98                11.19%  11.79%          8.83%           14.33%
S&P MidCap 400 Index             11/30/98                10.32%  13.09%          10.89%          12.09%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.


Value of a $10,000 Investment

                   Old Mutual
                   Mid-Cap                   S&P MidCap
                   Portfolio                 400 Index
--------------------------------------------------------------------
11/30/98           10,000                    10,000
12/98              11,100                    11,208
12/99              13,948                    12,858
12/00              17,919                    15,109
12/01              19,344                    15,017
12/02              15,734                    12,838
12/03              21,133                    17,411
12/04              25,118                    20,280
12/05              26,553                    22,826
12/06              29,524                    25,181


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of November 30, 1998 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                        9%
Materials                                     6%
Industrials                                  14%
Consumer Discretionary                       11%
Health Care                                  15%
Financials                                   14%
Information Technology                       26%
Utilities                                     3%
Repurchase Agreement                          2%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Common Stock - 98.3%
Advertising Services - 1.2%
Getty Images*                            1,520   $       65
Total Advertising Services                               65
Aerospace/Defense-Equipment - 1.5%
Goodrich                                 1,800           82
Total Aerospace/Defense-Equipment                        82
Agricultural Operations - 0.2%
Tejon Ranch*                             210             12
Total Agricultural Operations                            12
Airlines - 1.3%
UAL*                                     1,660           73
Total Airlines                                           73
Applications Software - 4.6%
Citrix Systems*                          4,430           120
Nuance Communications*                   4,940           57
Satyam Computer Services ADR             3,340           80
Total Applications Software                              257
Building-Heavy Construction - 0.7%
Washington Group International*          690             41
Total Building-Heavy Construction                        41
Casino Hotels - 0.1%
Melco PBL Entertainment ADR*             190             4
Total Casino Hotels                                      4
Coal - 0.6%
Arch Coal                                1,040           31
Total Coal                                               31
Commercial Services - 1.7%
ChoicePoint*                             2,390           94
Total Commercial Services                                94
Commercial Services-Finance - 1.0%
H&R Block                                2,470           57
Total Commercial Services-Finance                        57
Computer Services - 0.8%
Unisys*                                  5,420           42
Total Computer Services                                  42
Computers-Peripheral Equipment - 0.5%
Logitech International*                  980             28
Total Computers-Peripheral Equipment                     28

Description                                      Shares          Value (000)
Data Processing/Management - 1.9%
Dun & Bradstreet*                                560     $       46
Fair Isaac                                       720             29
NAVTEQ*                                          870             31
Total Data Processing/Management                                 106
Dialysis Centers - 1.4%
DaVita*                                          1,350           77
Total Dialysis Centers                                           77
Diversified Manufacturing Operations - 1.5%
Dover                                            1,510           74
Trinity Industries                               370             13
Total Diversified Manufacturing Operations                       87
E-Commerce/Services - 2.3%
Expedia*                                         6,170           129
Total E-Commerce/Services                                        129
Electronic Components-Miscellaneous - 1.3%
Flextronics*                                     6,420           74
Total Electronic Components-Miscellaneous                        74
Electronic Components-Semiconductors - 4.1%
DSP Group*                                       2,110           46
International Rectifier*                         740             28
PMC-Sierra*                                      5,810           39
QLogic*                                          2,000           44
Semtech*                                         5,570           73
Total Electronic Components-Semiconductors                       230
Electronic Parts Distribution - 1.5%
Avnet*                                           3,220           82
Total Electronic Parts Distribution                              82
Enterprise Software/Services - 2.2%
Lawson Software*                                 16,290          120
Total Enterprise Software/Services                               120
Entertainment Software - 1.3%
Activision*                                      1,990           34
Electronic Arts*                                 750             38
Total Entertainment Software                                     72
Finance-Consumer Loans - 1.2%
First Marblehead                                 1,220           67
Total Finance-Consumer Loans                                     67
Finance-Investment Banker/Broker - 1.1%
Greenhill                                        840             62
Total Finance-Investment Banker/Broker                           62

OLD MUTUAL MID-CAP PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Finance-Other Services - 1.1%
Asset Acceptance Capital*                3,800   $       64
Total Finance-Other Services                             64
Gas-Distribution - 0.5%
WGL Holdings                             850             28
Total Gas-Distribution                                   28
Golf - 0.7%
Callaway Golf                            2,740           39
Total Golf                                               39
Hotels & Motels - 1.3%
InterContinental Hotels ADR              2,860           72
Total Hotels & Motels                                    72
Independent Power Producer - 2.7%
Mirant*                                  1,590           50
Reliant Energy*                          7,120           101
Total Independent Power Producer                         151
Industrial Automation/Robot - 0.8%
Cognex                                   1,860           44
Total Industrial Automation/Robot                        44
Industrial Gases - 1.1%
Air Products & Chemicals                 840             59
Total Industrial Gases                                   59
Internet Infrastructure Equipment - 0.7%
Avocent*                                 1,180           40
Total Internet Infrastructure Equipment                  40
Investment Management/Advisory Services - 0.2%
Janus Capital Group                      400             9
Total Investment Management/Advisory Services            9
Machinery-Print Trade - 1.3%
Zebra Technologies, Cl A*                2,050           71
Total Machinery-Print Trade                              71
Medical Information Systems - 2.2%
Eclipsys*                                1,850           38
IMS Health                               3,100           85
Total Medical Information Systems                        123
Medical Products - 0.5%
Becton Dickinson                         400             28
Total Medical Products                                   28
Medical-Biomedical/Genetic - 2.4%
Invitrogen*                              1,700           96
Medimmune*                               1,070           35
Total Medical-Biomedical/Genetic                         131

Description                              Shares                  Value (000)
Medical-Drugs - 1.1%
Angiotech Pharmaceuticals*               7,170           $       59
Total Medical-Drugs                                              59
Medical-Outpatient/Home Medical - 2.8%
Lincare Holdings*                        3,870                   154
Total Medical-Outpatient/Home Medical                            154
Miscellaneous Manufacturing - 0.9%
Aptargroup                               830                     49
Total Miscellaneous Manufacturing                                49
Multi-Line Insurance - 1.3%
XL Capital, Cl A                         980                     71
Total Multi-Line Insurance                                       71
Non-Ferrous Metals - 1.1%
USEC*                                    5,000                   64
Total Non-Ferrous Metals                                         64
Non-Hazardous Waste Disposal - 1.4%
Allied Waste Industries*                 6,150                   76
Total Non-Hazardous Waste Disposal                               76
Office Automation & Equipment - 2.2%
Pitney Bowes                             2,700                   125
Total Office Automation & Equipment                              125
Oil & Gas Drilling - 2.5%
Pride International*                     1,240                   37
Rowan                                    1,740                   58
Todco*                                   1,340                   46
Total Oil & Gas Drilling                                         141
Oil Companies-Exploration & Production - 1.0%
Mariner Energy*                          1,800                   35
Pogo Producing                           470                     23
Total Oil Companies-Exploration & Production                     58
Oil-Field Services - 1.8%
Hanover Compressor*                      2,850                   54
Tidewater                                960                     46
Total Oil-Field Services                                         100
Paper & Related Products - 3.2%
Abitibi-Consolidated                     29,860                  76
Smurfit-Stone Container*                 9,570                   101
Total Paper & Related Products                                   177
Pipelines - 2.0%
El Paso                                  7,290                   111
Total Pipelines                                                  111

Description                      Shares          Value (000)
Platinum - 0.7%
Stillwater Mining*               3,250   $       41
Total Platinum                                   41
Printing-Commercial - 1.7%
RR Donnelley & Sons              2,690           96
Total Printing-Commercial                        96
Publishing-Books - 1.5%
Scholastic*                      2,260           81
Total Publishing-Books                           81
Reinsurance - 7.2%
Allied World Assurance Holdings  2,140           93
Aspen Insurance Holdings         4,140           109
Axis Capital Holdings            2,240           75
Everest Re Group                 370             36
Montpelier Re Holdings           4,820           90
Total Reinsurance                                403
REITs-Hotels - 0.9%
Host Hotels & Resorts            2,020           50
Total REITs-Hotels                               50
Rental Auto/Equipment - 0.6%
Avis Budget Group*               1,660           36
Total Rental Auto/Equipment                      36
Retail-Apparel/Shoe - 0.6%
Gap                              1,720           34
Total Retail-Apparel/Shoe                        34
Retail-Office Supplies - 1.1%
OfficeMax                        1,200           60
Total Retail-Office Supplies                     60
Retail-Restaurants - 0.9%
Cheesecake Factory*              2,070           51
Total Retail-Restaurants                         51
Retirement/Aged Care - 1.9%
Sunrise Senior Living*           3,520           108
Total Retirement/Aged Care                       108
S&L/Thrifts-Eastern US - 1.3%
NewAlliance Bancshares           4,250           70
Total S&L/Thrifts-Eastern US                     70

                 Shares/Face
Description      Amount (000)    Value (000)

Semiconductor Components-Integrated Circuits - 1.5%
Cypress Semiconductor*                                                                                   1,650   $       28
Integrated Device Technology*                                                                            1,820           28
Maxim Integrated Products                                                                                970             30
Total Semiconductor Components-
Integrated Circuits                                                                                                      86
Telecommunications Equipment - 2.2%
Andrew*                                                                                                  3,290           33
Plantronics                                                                                              4,090           87
Total Telecommunications Equipment                                                                                       120
Telecommunications Services - 1.4%
Amdocs*                                                                                                  2,080           81
Total Telecommunications Services                                                                                        81
Therapeutics - 3.0%
CV Therapeutics*                                                                                         3,900           54
Medicines Company*                                                                                       3,530           112
Total Therapeutics                                                                                                       166
Transport-Equipment & Leasing - 0.6%
GATX                                                                                                     770             33
Total Transport-Equipment & Leasing                                                                                      33
Wireless Equipment - 0.4%
Powerwave Technologies*                                                                                  3,710           24
Total Wireless Equipment                                                                                                 24
Total Common Stock (Cost $4,311)                                                                                         5,476
Repurchase Agreement - 2.1%
 Morgan Stanley 5.10%,
 dated 12/29/06, to be repurchased on 01/02/07,
 repurchase price $117,441 (collateralized by a U.S.
 Government obligation, par value $120,000, 5.500%,
 06/22/11, total market value $121,066)(A)                                                               $117            117
Total Repurchase Agreement (Cost $117)                                                                                   117
Total Investments - 100.4% (Cost $4,428)                                                                                 5,593
Other Assets and Liabilities, Net - (0.4)%                                                                               (21)
Net Assets - 100.0%                                                                                              $       5,572

* Non-income producing security.
(A) - Tri-party repurchase agreement
ADR - American Depositary Receipt
Cl - Class
REIT - Real Estate Investment Trust
S&L - Savings & Loan
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)

AS OF DECEMBER 31, 2006

                                                                                 Old Mutual
                                                                                 Mid-Cap Portfolio
Assets:
Investment Securities (including Repurchase Agreements), at cost                 $       4,428
Investment Securities, at value                                                  $       5,476
Repurchase Agreement, at value                                                           117
Receivable for Investments Sold                                                          16
Dividends and Interest Receivable                                                        13
Prepaid Trustees' Fees                                                                   1
Prepaid Expenses and Other Assets                                                        3
Total Assets                                                                             5,626
Liabilities:
Payable for Investments Purchased                                                        9
Payable for Management Fees                                                              17
Payable for Fund Shares Redeemed                                                         2
Accrued Expenses                                                                         26
Total Liabilities                                                                        54
Net Assets                                                                       $       5,572
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 317,520
oustanding shares of beneficial interest                                         $       1,030
Accumulated Net Realized Gain on Investments                                             3,377
Net Unrealized Appreciation on Investments                                               1,165
Net Assets                                                                       $       5,572
Net Asset Value, Offering and Redemption Price Per Share                                 $17.55

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                 Old Mutual
                                                                 Mid-Cap Portfolio
Investment Income:
Dividends                                                        $ 312
Interest                                                         69
Less: Foreign Taxes Withheld                                     (2)
Total Investment Income                                          379
Expenses:
Management Fees                                                  453
Trustees' Fees                                                   19
Printing Fees                                                    31
Transfer Agent Fees                                              26
Professional Fees                                                25
Custodian Fees                                                   14
Other Fees                                                       7
Total Expenses                                                   575
Waiver of Management Fees                                        (103)
Net Expenses                                                     472
Net Investment Loss                                              (93)
Net Realized Gain from Security Transactions                     11,273
Net Change in Unrealized Depreciation on Investments             (6,875)
Net Realized and Unrealized Gain on Investments                  4,398
Increase in Net Assets Resulting from Operations                 $ 4,305

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                       Old Mutual
                                                                                                       Mid-Cap Portfolio
                                                                                                       1/1/06 to       1/1/05 to
                                                                                                       12/31/06        12/31/05
Investment Activities:
Net Investment Income (Loss)                                                                           $ (93)          $ 122
Net Realized Gain from Security Transactions                                                           11,273          2,412
Net Change in Unrealized Appreciation (Depreciation) on Investments                                    (6,875)         516
Net Increase in Net Assets Resulting from Operations                                                   4,305           3,050
Dividends and Distributions to Shareholders from:
Net Investment Income                                                                                  (129)           -
Net Realized Gains from Security Transactions                                                          (2,424)         (4,030)
Total Dividends and Distributions                                                                      (2,553)         (4,030)
Capital Share Transactions:
Shares Issued                                                                                          3,981           10,012
Shares Issued upon Reinvestment of Distributions                                                       2,553           4,030
Shares Redeemed                                                                                        (57,558)        (4,984)
Increase (Decrease) in Net Assets Derived from Capital Shares Transactions                             (51,024)        9,058
Total Increase (Decrease) in Net Assets                                                                (49,272)        8,078
Net Assets:
Beginning of Year                                                                                      54,844          46,766
End of Year                                                                                            $ 5,572         $54,844
Undistributed Net Investment Income                                                                    $ -             $ 129
Shares Issued and Redeemed:
Shares Issued                                                                                          231             602
Shares Issued upon Reinvestment of Distributions                                                       160             252
Shares Redeemed                                                                                        (3,360)         (302)
Net Increase (Decrease) in Shares Outstanding                                                          (2,969)         552
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
ENDED DECEMBER 31,


                                         Net
         Net                             Realized and
         Asset           Net             Unrealized                      Dividends     Distributions
         Value,          Investment      Gains           Total           from Net      from
         Beginning       Income          (Losses)        From            Investment    Capital
         of Period       (Loss)          on Securities   Operations      Income        Gains
OLD MUTUAL MID-CAP PORTFOLIO
2006     $16.69          $(0.03)(1)      $1.81           $ 1.78          $(0.05)       $(0.87)
2005     17.10           0.04(1)         0.88            0.92            -              (1.33)
2004     14.64           (0.04)(1)       2.76            2.72            -              (0.26)
2003     10.90           (0.03)(1)       3.77            3.74            -               -
2002     13.40           -               (2.50)          (2.50)          -               -

                                                                                                        Ratio
                                                                                                        of Expenses
                                                                                        Ratio of Net    to Average
                                                                                        Investment      Net Assets
                        Net                             Net             Ratio           Income          (Excluding
        Total           Asset Value,                    Assets, End     of Expenses     (Loss)          Waivers         Portfolio
        Dividends and   End             Total           of Period       to Average      to Average      and Expense     Turnover
        Distributions   of Period       Return          (000)           Net Assets      Net Assets      Reduction)      Rate

2006    $(0.92)         $17.55          11.19%          $ 5,572         0.99%           (0.19)%         1.20%           152.62%
2005    (1.33)          16.69           5.71%           54,844          1.17%           0.25%           1.17%           89.06%
2004    (0.26)          17.10           18.86%          46,766          1.17%           (0.26)%         1.17%           123.19%
2003    -               14.64           34.31%          30,859          1.20%           (0.24)%         1.23%           147.82%
2002    -               10.90           (18.66)%        13,693          1.20%           (0.07)%         1.47%           197.63%

(1)Per share calculations were performed using average shares for the period. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Mid-Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Mid-Cap Portfolio is classified as a diversified management investment company. The financial statements for the Mid-Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 10%, 24% and 59% of the outstanding shares of the Mid-Cap Portfolio were held by the separate accounts of three participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Mid-Cap Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Mid-Cap Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Mid-Cap Portfolio had no outstanding options contracts as of December 31, 2006.

AS OF DECEMBER 31, 2006

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Mid-Cap Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                        Management Fee Breakpoint Asset Thresholds
                              $0 to          $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion
                              less than      to less than   to less than   to less than   to less than   to less than   $2.0 billion
                              $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion   $2.0 billion   or greater
Old Mutual Mid-Cap Portfolio  0.95%          0.90%          0.85%          0.80%          0.75%          0.70%          0.65%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Mid-Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Mid-Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Mid-Cap Portfolio to the extent necessary to limit the total annual expenses to no more than 0.99% of the Mid-Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Mid-Cap Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Mid-Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Mid-Cap Portfolio to exceed 0.99%. Consequently, no reimbursement by the Mid-Cap Portfolio will be made unless: (i) the Mid-Cap Portfolio's assets exceed $75 million; (ii) the Mid-Cap Portfolio's total annual expense ratio is less than 0.99%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Mid-Cap Portfolio for which the Advisor may seek reimbursement was $102,556 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Mid-Cap Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Mid-Cap Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide co-sub-advisory services to the Mid-Cap Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Mid-Cap Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

                              $0 to          $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion
                              less than      to less than   to less than   to less than   to less than   to less than   $2.0 billion
                              $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion   $2.0 billion   or greater
Old Mutual Mid-Cap Portfolio  0.60%          0.55%          0.50%          0.45%          0.40%          0.35%          0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments
Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Mid-Cap Portfolio for the year ended December 31, 2006, were $69,071,597 and $121,661,688, respectively.

5. FEDERAL TAX INFORMATION

The Mid-Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

AS OF DECEMBER 31, 2006

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend. These permanent differences were classified to/from the following accounts:

Increase                 Increase Undistributed Net      Decrease Accumulated
Paid-In Capital (000)    Investment Income (000)         Net Realized Gain (000)
$7,672                   $93                             $(7,765)

This reclassification had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2006 and December 31, 2005 were as follows (000):

         Ordinary        Long-Term
         Income          Capital Gains   Total
2006     $1,324          $1,229          $2,553
2005     2,605           1,425           4,030

As of December 31, 2006, the components of distributable earnings were as follows (000):

Undistributed ordinary income            $3,558
Undistributed Long-Term Capital Gain     320
Unrealized appreciation                  664
                                         $4,542

The federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Mid-Cap Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$4,929           $1,190                  $(526)                  $664

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Mid-Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Mid-Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small and Mid-Size Company Risk - The Mid-Cap Portfolio primarily invests in mid-sized companies and also may invest in smaller companies. While small-sized companies, and to an extent mid-sized companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Mid-Cap Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Mid-Cap Portfolio may overweight certain industries within a sector, which may cause the Mid-Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Mid-Cap Portfolio enters into contracts that provide general indemnifications. The Mid-Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Mid-Cap Portfolio. However, based on experience, the Mid-Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Mid-Cap Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Mid-Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Mid-Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Mid-Cap Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Mid-Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Mid-Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Mid-Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Mid-Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Mid-Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                 Annualized      Expenses
                                 Beginning       Ending          Expense         Paid
                                 Account         Account         Ratios          During
                                 Value           Value           For the Six-    Six-Month
                                 7/1/06          12/31/06        Month Period    Period*
Old Mutual Mid-Cap Portfolio
Actual Portfolio Return          $1,000.00       $1,092.90       0.99%           $5.22
Hypothetical 5% Return           1,000.00        1,020.21        0.99            5.04

* Expenses are equal to the Mid-Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information

At December 31, 2006, the Old Mutual Mid-Cap Portfolio ("Mid-Cap Portfolio") hereby designate $1,323,709 as ordinary income distributions, $453,063 as corporate dividends received deduction and $8,901,051 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as "Qualifying Dividend Income" is $507,858 for the Mid-Cap Portfolio. It is the intention for Mid-Cap Portfolio to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, "Qualified Short Term Capital Gain" represents the amount of short term capital gain that is exempt from U.S. Withholding when paid to foreign investors. Mid-Cap Portfolio hereby designate $1,194,675, qualified of short term capital gain.

As created by the American Jobs Creation Act of 2005, "Qualified Interest Income" represents the amount of qualifying interest that is exempt from U.S. Withholding when paid to foreign investors. Mid-Cap Portfolio hereby designate $61,014, qualified interest income.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.

------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's
Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth
Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                    # of
Candidate                                        Shares For Nominee      Shares Against/Withheld
Leigh A. Wilson                                  453,911,578             23,691,591
John R. Bartholdson                              453,491,784             24,111,386
Jettie M. Edwards                                453,930,879             23,672,290
Albert A. Miller                                 453,278,856             24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal                # of Abstained Shares
Columbus Circle Technology
         and Communications                      38,295,536              2,811,911                        1,554,475
Growth II                                        3,361,386               70,384                           128,871
Large Cap Growth                                 1,086,749               12,634                           55,374
Large Cap Growth Concentrated                    7,016,912               399,321                          605,803
Mid-Cap                                          2,960,168               93,809                           218,409
Select Value                                     3,293,402               121,284                          70,809
Small Cap                                        5,101,428               29,991                           79,352
Small Cap Growth                                 363,807                 0                                23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares             # of Shares Against/
                                                         For Proposal            Withheld Proposal        # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918              2,915,137                1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349               119,562                  152,728
3e.      Munder Capital Partners, LLC                    3,251,208               155,660                  153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813               38,021                   61,923
3d.      CastleArk Management, LLC                       1,063,363               33,410                   57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912               399,321                  605,803
3d.      CastleArk Management, LLC                       7,016,912               399,321                  605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237               116,028                  223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790               105,484                  104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428               29,991                   79,352
3b.      Eagle Asset Management, Inc.                    5,101,428               29,991                   79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                 0                        27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal                # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                 3,544,842                        1,511,033
Growth II                                        3,299,801               171,214                          89,625
Large Cap Growth                                 1,039,135               55,031                           60,590
Large Cap Growth Concentrated                    6,750,263               665,970                          605,803
Small Cap                                        5,020,682               110,737                          79,352

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-015 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Select Value Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This  Report                                                       2
Message to  Shareholders                                                 3
Management  Overview                                                     4
Schedule of  Investments                                                 7
Statement  of Assets &  Liabilities                                      9
Statement  of Operations                                                10
Statement of Changes in Net Assets                                      11
Financial  Highlights                                                   12
Notes to  Financial  Statements                                         13
Report  of  Independent  Registered  Public Accounting  Firm            20
Proxy Voting and  Portfolio  Holdings                                   21
Portfolio  Expenses Example                                             22
Notice to  Shareholders                                                 23
Activities and Composition of the Board of
  Trustees and  Officers of the Trust                                   24
Board  Review and Approval of  Investment
  Advisory and Sub-Advisory Agreements                                  26
Shareholder Proxy Results                                               32

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEX

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL SELECT VALUE PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Select Value Portfolio returned 25.74%, significantly outperforming the 15.80% return posted by the S&P 500 Index.

- Top contributing sectors included information technology, financials, and consumer discretionary, while materials, tele- communication services, and utilities detracted from relative performance.

- Top performing stocks held by the Portfolio during the period included Comcast, MasterCard (no longer a Portfolio holding), and Morgan Stanley, while top detractors included Boston Scientific, Home Depot (no longer a Portfolio holding), and United Parcel Service (no longer a Portfolio holding).


Select Value Portfolio

Q. How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2006, the Old Mutual Select Value Portfolio returned 25.74%, significantly outperforming the 15.80% return posted by the S&P 500 Index.

Q. What investment environment did the Portfolio face during the past year?

A. Despite macroeconomic warning signs from an inverted yield curve - a situation that occurs when short-term instruments yield more than their long-term counterparts - and a declining housing market, investors took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity. These positives pushed the major equity indexes higher and the one-year period ended with uniformly positive, although divergent, results across the large-capitalization stock universe.

Q. How did security composition affect Portfolio performance?

A. Stock-specific factors, rather than macroeconomic themes or sector over/underweights, generally accounted for the Portfolio's relative outperformance in 2006. Top contributing sectors included information technology, financials, and consumer discretionary, while materials, telecommunication services, and utilities detracted from relative performance. Top performing stocks held by the Portfolio during the period included Comcast, MasterCard (no longer a Portfolio holding), and Morgan Stanley, while top detractors included Boston Scientific, Home Depot (no longer a Portfolio holding), and United Parcel Service ("UPS") (no longer a Portfolio holding).

        Cable operator, Comcast, accounted for the majority of the Portfolio's consumer discretionary holdings. The company finally saw its expansion program start to bear fruit, and the market rewarded the stock with a strong return for the year. Comcast has been rolling out digital cable, voice, and Internet services in their "triple play" package, and more rapid than expected customer acceptance, coupled with a perceived reduction in the competitive threats from traditional phone and satellite operators, helped to boost investor confidence. Although Comcast's capital spending plans continue at a rapid rate, the Portfolio's sub-advisor, Liberty Ridge Capital, Inc. ("Liberty Ridge"), believes the firm will continue to see success with its strategy and will ultimately emerge as the largest and healthiest player in the communications industry.

        Technology companies were among the top performers for the Portfolio this year, despite the sector's overall lagging performance. Credit card processor, MasterCard, went public in May at what Liberty Ridge believed to be a compelling valuation. A wary market was still digesting the overpriced Vonage (not a Portfolio holding) initial public offering ("IPO"), and a cautious feeling towards IPOs in general caused what Liberty Ridge believes was an irrational discount to be placed on MasterCard's prospects. To date MasterCard has exhibited strong near-term earnings results and continued progress in operational efficiency and volume gains. The market has reacted quickly to its undervaluation, and current valuations make this a less attractive buying opportunity.

        The Portfolio also benefited from an overweight position to the outperforming financials sector. Additionally, most of the financials stocks held by the Portfolio outperformed during the year, including strong results from Morgan Stanley and Goldman Sachs (no longer a Portfolio holding). Morgan Stanley performed well in 2006, as investment banks generally saw earnings jump from increased merger and acquisition activity as well as a resurgence of profitability in their proprietary trading operations.

        Although health care stocks, on average, produced high single-digit returns, this was the worst performing sector during the period, and the Portfolio's underweight exposure to this area contributed positively to performance. Despite this contribution, medical equipment maker, Boston Scientific, proved to be one of the Portfolio's chief underperformers during the period. The company continued to suffer a decline in revenue and earnings-per-share due to recalls in its implantable cardioverter-defibrillator ("ICD") business, as well as legal and regulatory issues with its stent business. The sub- advisor believes that, while these issues have an impact on Boston Scientific's near-term earnings outlook, they will ultimately be resolved, and shareholders will benefit from the stock's attractive valuations and the firm's market-leading position.

        Another detractor to Portfolio performance during the period was UPS. The company suffered from difficult cost comparisons and a lack of operating leverage in missing their earnings estimates mid-year. The market punished UPS when it heard the news, but the company's stock has recovered marginally from its mid-year lows.

        Finally, Portfolio detractor Home Depot continued to suffer in 2006 as the housing decline led to lower home equity borrowing and decreased spending on home improvement. The market also showed increasing levels of dissatisfaction with the performance of CEO Bob Nardelli, who subsequently left the company as of January 2, 2007, amid criticism surrounding what many felt was an excessive compensation package.

Q. What is the investment outlook for the large-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes will do well regardless of news headlines and believes a long-term perspective maximizes investment returns over time.


5

Top Ten Common Stock
Holdings as of December 31, 2006 (Unaudited)

General Electric                 6.6%
Microsoft                        6.1%
XL Capital, Cl A                 4.7%
Coca-Cola                        4.4%
El Paso                          4.0%
American International Group     3.9%
General Mills                    3.9%
E.I. du Pont de Nemours          3.8%
EMC                              3.7%
3M                               3.7%
As a % of Total
Portfolio Investments            44.8%

Select Value Portfolio

Performance and Portfolio Summary (Unaudited)

Average Annual Total Return as of December 31, 2006
                                                                 One     Annualized      Annualized      Annualized
                                         Inception               Year    3 Year          5 Year          Inception
                                         Date                    Return  Return          Return          to Date
Old Mutual Select Value Portfolio        10/28/97                25.74%  10.56%          3.68%           9.24%
S&P 500 Index                            10/28/97                15.80%  10.44%          6.19%           6.48%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.


Value of a $10,000 Investment

                   Old Mutual
                   Select
                   Value                     S&P 500
                   Portfolio                 Index
------------------------------------------------------------
10/28/97           10,000                    10,000
12/97              10,430                    10,564
12/98              14,390                    13,583
12/99              15,669                    16,441
12/00              18,470                    14,945
12/01              18,788                    13,168
12/02              14,078                    10,258
12/03              16,653                    13,201
12/04              17,127                    14,637
12/05              17,900                    15,356
12/06              22,507                    17,782

Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                        6%
Materials                                     6%
Industrials                                  13%
Consumer Discretionary                        2%
Consumer Staples                             18%
Health Care                                  11%
Financials                                   24%
Information Technology                       16%
Utilities                                     3%
Repurchase Agreement                          1%
                                           -----
                                            100%

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                                      Shares                  Value (000)
Common Stock - 98.7%
Applications Software - 6.1%
Microsoft                                        95,900          $       2,863
Total Applications Software                                              2,863
Beverages-Non-Alcoholic - 4.4%
Coca-Cola                                        42,100                  2,031
Total Beverages-Non-Alcoholic                                            2,031
Cable TV - 2.0%
Comcast, Cl A*                                   22,800                  955
Total Cable TV                                                           955
Chemicals-Diversified - 3.8%
E.I. du Pont de Nemours                          36,510                  1,778
Total Chemicals-Diversified                                              1,778
Computers-Memory Devices - 3.7%
EMC*                                             132,200                 1,745
Total Computers-Memory Devices                                           1,745
Diversified Manufacturing Operations - 10.3%
3M                                               22,200                  1,730
General Electric                                 82,500                  3,070
Total Diversified Manufacturing Operations                               4,800
Electric-Integrated - 3.3%
Dominion Resources                               18,100                  1,517
Total Electric-Integrated                                                1,517
Finance-Investment Banker/Broker - 6.3%
JPMorgan Chase                                   25,600                  1,237
Morgan Stanley                                   21,100                  1,718
Total Finance-Investment Banker/Broker                                   2,955
Food-Miscellaneous/Diversified - 6.8%
General Mills                                    31,900                  1,837
Unilever                                         49,600                  1,352
Total Food-Miscellaneous/Diversified                                     3,189
Food-Wholesale/Distribution - 3.5%
Sysco                                            44,200                  1,625
Total Food-Wholesale/Distribution                                        1,625
Insurance Brokers - 2.2%
Marsh & McLennan                                 32,700                  1,003
Total Insurance Brokers                                                  1,003
Internet Security - 2.3%
Symantec*                                        50,900                  1,061
Total Internet Security                                                  1,061

Description                              Shares                  Value (000)
Medical Instruments - 5.6%
Boston Scientific*                       76,500          $       1,314
Medtronic                                23,900                  1,279
Total Medical Instruments                                        2,593
Medical-Drugs - 5.3%
Pfizer                                   38,900                  1,008
Wyeth                                    28,800                  1,466
Total Medical-Drugs                                              2,474
Metal-Aluminum - 2.7%
Alcoa                                    41,800                  1,254
Total Metal-Aluminum                                             1,254
Multi-Line Insurance - 8.7%
American International Group             25,700                  1,842
XL Capital, Cl A                         30,700                  2,211
Total Multi-Line Insurance                                       4,053
Non-Hazardous Waste Disposal - 2.3%
Waste Management                         28,600                  1,052
Total Non-Hazardous Waste Disposal                               1,052
Oil Companies-Integrated - 2.2%
ConocoPhillips                           14,500                  1,043
Total Oil Companies-Integrated                                   1,043
Pipelines - 4.0%
El Paso                                  121,900                 1,863
Total Pipelines                                                  1,863
Property/Casualty Insurance - 3.2%
St. Paul Travelers                       27,800                  1,493
Total Property/Casualty Insurance                                1,493
Reinsurance - 3.5%
Berkshire Hathaway, Cl A*                15                      1,650
Total Reinsurance                                                1,650
Retail-Discount - 3.0%
Wal-Mart Stores                          29,900                  1,381
Total Retail-Discount                                            1,381
Semiconductor Equipment - 2.0%
Applied Materials                        49,400                  911
Total Semiconductor Equipment                                    911
Telecommunications Equipment - 1.5%
Alcatel-Lucent ADR                       50,000                  711
Total Telecommunications Equipment                               711
Total Common Stock (Cost $39,072)                                46,000

OLD MUTUAL SELECT VALUE PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

                                         Face
Description                              Amount (000)             Value (000)
Repurchase Agreement - 1.4%
Morgan Stanley
5.10%, dated 12/29/06, to be
repurchased on 01/02/07, repurchase
price $648,505 (collateralized by a
U.S. Government obligation, par
value $665,000, 5.78%, 06/20/11,
total market value $666,998)(A)          $648             $       648
Total Repurchase Agreement (Cost $648)                            648
Total Investments - 100.1% (Cost $39,720)                         46,648
Other Assets and Liabilities, Net - (0.1)%                        (25)
Net Assets - 100.0%                                       $       46,623

* Non-income producing security.
(A) - Tri-party  repurchase  agreement
ADR - American  Depositary  Reciept
Cl - Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2006
                                                                                 Old Mutual
                                                                                 Select Value Portfolio
Assets:
Investment Securities (including Repurchase Agreements), at cost                 $       39,720
Investment Securities, at value                                                  $       46,000
Repurchase Agreement, at value                                                           648
Dividends and Interest Receivable                                                        59
Prepaid Trustees' Fees                                                                   3
Prepaid Expenses and Other Assets                                                        3
Total Assets                                                                             46,713
Liabilities:
Payable for Management Fees                                                              36
Payable for Fund Shares Redeemed                                                         15
Payable for Investments Purchased                                                        6
Accrued Expenses                                                                         33
Total Liabilities                                                                        90
Net Assets                                                                       $       46,623
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 2,643,181
outstanding shares of beneficial interest                                        $       101,694
Undistributed Net Investment Income                                                      515
Accumulated Net Realized Loss on Investments                                             (62,514)
Net Unrealized Appreciation on Investments                                               6,928
Net Assets                                                                       $       46,623
Net Asset Value, Offering and Redemption Price Per Share                                 $17.64

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                  (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                 Old Mutual
                                                                 Select Value Portfolio
Investment Income:
Dividends                                                        $ 933
Interest                                                         51
Less: Foreign Taxes Withheld                                     (5)
Total Investment Income                                          979
Expenses:
Management Fees                                                  368
Trustees' Fees                                                   16
Professional Fees                                                33
Transfer Agent Fees                                              25
Printing Fees                                                    20
Custodian Fees                                                   5
Other Fees                                                       5
Total Expenses                                                   472
Waiver of Management Fees                                        (10)
Net Expenses                                                     462
Net Investment Income                                            517
Net Realized Gain from Security Transactions                     6,335
Net Change in Unrealized Appreciation on Investments             4,346
Net Realized and Unrealized Gain on Investments                  10,681
Increase in Net Assets Resulting from Operations                 $11,198

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                         Old Mutual
                                                                         Select Value Portfolio
                                                                         1/1/06 to       1/1/05 to
                                                                         12/31/06        12/31/05
Investment Activities:
Net Investment Income                                                    $ 517           $ 729
Net Realized Gain from Security Transactions                             6,335           4,548
Net Change in Unrealized Appreciation (Depreciation) on Investments      4,346           (2,783)
Net Increase in Net Assets Resulting from Operations                     11,198          2,494
Dividends to Shareholders from:
Net Investment Income                                                    (729)           (1,085)
Total Dividends                                                          (729)           (1,085)
Capital Share Transactions:
Shares Issued                                                            1,461           1,009
Shares Issued upon Reinvestment of Dividends                             729             1,085
Shares Redeemed                                                          (17,527)        (16,061)
Decrease in Net Assets Derived from Capital Shares Transactions          (15,337)        (13,967)
Total Decrease in Net Assets                                             (4,868)         (12,558)
Net Assets:
Beginning of Year                                                        51,491          64,049
End of Year                                                              $46,623         $ 51,491
Undistributed Net Investment Income                                      $515            $727
Shares Issued and Redeemed:
Shares Issued                                                            90              72
Shares Issued upon Reinvestment of Dividends                             47              77
Shares Redeemed                                                          (1,107)         (1,142)
Net Decrease in Shares Outstanding                                       (970)           (993)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,


                                         Net
         Net                             Realized and
         Asset                           Unrealized                      Dividends     Distributions
         Value,          Net             Gains           Total           from Net      from
         Beginning       Investment      (Losses)        From            Investment    Capital
         of Period       Income          on Securities   Operations      Income        Gains
OLD MUTUAL SELECT VALUE PORTFOLIO
2006     $14.25          $0.16(1)        $3.47           $3.63           $(0.24)       $ -
2005     13.91           0.18(1)         0.44            0.62            (0.28)         -
2004     13.83           0.21(1)         0.17            0.38            (0.30)         -
2003     12.00           0.35            1.81            2.16            (0.33)         -
2002     16.20           0.30            (4.35)          (4.05)          (0.15)         -


                                                                                                       Ratio
                                                                                                       of Expenses
                                                                                       Ratio           to Average
                                                                                       of Net          Net Assets
                       Net                             Net             Ratio           Investment      (Excluding
       Total           Asset Value,                    Assets, End     of Expenses     Income          Waivers)        Portfolio
       Dividends and   End             Total           of Period       to Average      to Average      and Expenses    Turnover
       Distributions   of Period       Return          (000)           Net Assets      Net Assets      Reduction)      Rate
2006   $(0.24)         $17.64          25.74%          $ 46,623        0.94%           1.05%           0.96%           79.56%
2005   (0.28)          14.25           4.51%           51,491          0.96%           1.28%           0.96%           71.77%
2004   (0.30)          13.91           2.85%           64,049          0.92%           1.52%           0.92%           110.53%
2003   (0.33)          13.83           18.29%          94,035          0.90%           1.53%           0.90%           224.47%
2002   (0.15)          12.00           (25.07)%        141,322         0.87%           1.19%           0.87%           505.46%

(1)Per share calculations were performed using average shares for the period. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Select Value Portfolio (the "Select Value Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Select Value Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Select Value Portfolio is classified as a diversified management investment company. The financial statements for the Select Value Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 12% and 75% of the outstanding shares of the Select Value Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Select Value Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF DECEMBER 31, 2006

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii)  purchases and sales of investment  securities,  income and expenses at the
relevant  rates  of  exchange   prevailing  on  the  respective  dates  of  such
transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Select Value Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Select Value Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Select Value Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The
Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                         Management Fee Breakpoint Asset Thresholds
                        $0 to           $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion
                        less than       to less than    to less than    to less than    to less than    to less than    $2.0 billion
                        $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Select Value
Portfolio               0.75%           0.70%           0.65%           0.60%           0.55%           0.50%           0.45%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Select Value Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31,
2008, with respect to the Select Value Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Select Value Portfolio to the extent necessary to limit the total annual expenses to no more than 0.94% of the Select Value Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Select Value Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Select Value Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Select Value Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Select Value Portfolio to exceed 0.94%. Consequently, no reimbursement by the Select Value Portfolio will be made unless: (i) the Select Value Portfolio's assets exceed $75 million; (ii) the Select Value Portfolio's total annual expense ratio is less than 0.94%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Select Value Portfolio for which the Advisor may seek reimbursement was $10,249 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Select Value Portfolio are less than $75 million.

AS OF DECEMBER 31, 2006

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Select Value Portfolio, and the Advisor entered into an interim sub-advisory agreement with Liberty Ridge to provide sub-advisory services to the Select Value Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Select Value Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                        $0 to           $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion
                        less than       to less than    to less than    to less than    to less than    to less than    $2.0 billion
                        $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Select
Value Portfolio         0.40%           0.35%           0.30%           0.25%           0.20%           0.15%           0.10%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments
Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Select Value Portfolio for the year ended December 31, 2006, were $38,131,410 and $52,607,702, respectively.


5. FEDERAL TAX INFORMATION

The Select Value Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2006.

The tax character of dividends and distributions declared during the years ended December 31, 2006 and 2005 were as follows:

         Ordinary
         Income (000)
2006     $ 729
2005     1,085

As of December 31, 2006, the  components of  accumulated  losses were as follows
(000):

Capital loss carryforwards expiring:
December 2010                            $(62,206)
Undistributed Ordinary Income            516
Unrealized appreciation                  6,619
                                         $(55,071)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Select Value Portfolio utilized $6,587 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Select Value Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$40,029          $7,026                  $(407)                  $6,619

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Select Value Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Select Value Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Select Value Portfolio's value style of investing, and the Select Value Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Select Value Portfolio may overweight specific industries within certain sectors, which may cause the Select Value Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Select Value Portfolio enters into contracts that provide general indemnifications. The Select Value Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Select Value Portfolio. However, based on experience, the Select Value Portfolio expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, sub-advisor Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Select Value Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Select Value Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Select Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Select Value Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Select Value Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Select Value Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Select Value Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Select Value Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Select Value Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                         Annualized      Expenses
                                         Beginning       Ending          Expense         Paid
                                         Account         Account         Ratios          During
                                         Value           Value           For the Six-    Six-Month
                                         7/1/06          12/31/06        Month Period    Period*
Old Mutual Select Value Portfolio
Actual Portfolio Return                  $1,000.00       $1,200.90       0.94%           $5.21
Hypothetical 5% Return                   1,000.00        1,020.47        0.94            4.79

* Expenses are equal to the Select Value Portfolio's annualized expense ratio multiplied by the average account value over the period, multi- plied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)

For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2006:

                                                                   Dividends Qualifying
                        Ordinary                                   For Corporate Dividends   Qualified            Qualified
Fund                    Income Distributions  Total Distributions  Receivable Deduction (1)  Dividend Income (2)  Interest Income(3)
Select Value Portfolio  100.00%               100.00%              100.00%                   100.00%              3.65%

(1) Qualifying dividends represent dividends which qualify for corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of "Ordinary Income Distributions" that is exempt from U.S. withholding tax when paid to foreign investors.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been estab lished to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's
Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap  Portfolio - The Trustees  reviewed the services  provided by
OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth
Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                  # of                          # of Shares
Candidate                                        Shares For Nominee             Against/Withheld
Leigh A. Wilson                                  453,911,578                    23,691,591
John R. Bartholdson                              453,491,784                    24,111,386
Jettie M. Edwards                                453,930,879                    23,672,290
Albert A. Miller                                 453,278,856                    24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal              # of Abstained Shares
Columbus Circle Technology
         and Communications                      38,295,536                     2,811,911                      1,554,475
Growth II                                        3,361,386                      70,384                         128,871
Large Cap Growth                                 1,086,749                      12,634                         55,374
Large Cap Growth Concentrated                    7,016,912                      399,321                        605,803
Mid-Cap                                          2,960,168                      93,809                         218,409
Select Value                                     3,293,402                      121,284                        70,809
Small Cap                                        5,101,428                      29,991                         79,352
Small Cap Growth                                 363,807                        0                              23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares            # of Shares Against/
                                                         For Proposal           Withheld Proposal              # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918             2,915,137                      1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349              119,562                        152,728
3e.      Munder Capital Partners, LLC                    3,251,208              155,660                        153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813              38,021                         61,923
3d.      CastleArk Management, LLC                       1,063,363              33,410                         57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912              399,321                        605,803
3d.      CastleArk Management, LLC                       7,016,912              399,321                        605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237              116,028                        223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790              105,484                        104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428              29,991                         79,352
3b.      Eagle Asset Management, Inc.                    5,101,428              29,991                         79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                0                              27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal              # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                        3,544,842                      1,511,033
Growth II                                        3,299,801                      171,214                        89,625
Large Cap Growth                                 1,039,135                      55,031                         60,590
Large Cap Growth Concentrated                    6,750,263                      665,970                        605,803
Small Cap                                        5,020,682                      110,737                        79,352

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-016 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Small Cap Growth Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This  Report                                                        2
Message to  Shareholders                                                  3
Management  Overview                                                      4
Schedule of  Investments                                                  7
Statement  of Assets &  Liabilities                                      10
Statement of Operations                                                  11
Statement of Changes in Net Assets                                       12
Financial  Highlights                                                    13
Notes to  Financial  Statements                                          14
Report  of  Independent  Registered  Public Accounting  Firm             20
Proxy Voting and  Portfolio  Holdings                                    21
Portfolio  Expenses Example                                              22
Activities  and  Composition of the Board of
  Trustees and Officers of the Trust                                     23
Board Review and Approval of Investment
  Advisory and  Sub-Advisory Agreements                                  25
Shareholder Proxy Results                                                31

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEX

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisor: Copper Rock Capital Partners, LLC

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Small Cap Growth Portfolio underperformed its benchmark, the Russell 2000(R) Growth Index, despite producing strong absolute gains.

- The financials, telecommunications services, and industrials sectors contributed positively to performance, while energy, consumer discretionary, and materials contributed to the Portfolio's relative underperformance during the one-year period.

- Top performing stock holdings during the period included Conceptus, Cogent Com- munications Group, and Affiliated Managers Group, while at the same time Neoware (no longer a Portfolio holding), Centene (no longer a Portfolio holding), and Microsemi (no longer a Portfolio holding) detracted from Portfolio performance.


Small Cap Growth Portfolio

Q. How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2006, the Old Mutual Small Cap Growth Portfolio underperformed its benchmark, the Russell 2000(R) Growth Index, despite producing strong absolute gains. The Portfolio returned 7.60% compared to the 13.35% return of the Russell 2000(R) Growth Index.

Q. What investment environment did the Portfolio face during the past year?

A. The overall small-cap stock market was strong in 2006. It was the fourth straight year that the Russell 2000(R) Growth Index outpaced the S&P 500 Index. However, it was a very difficult year for relative performance. Specifically, according to Lehman Brothers, 75% of mutual fund managers lagged their small-cap benchmarks. There were a few factors that drove the difficult relative performance and the year can be viewed in three parts. The first quarter saw strong returns, led mostly by the highest growth areas of the market. The underlying economy and outlook was quite favorable despite increases in crude oil and other commodities. Beginning in May, and continuing through the summer, many investors began to worry about inflation and higher interest rates. This was a period of above average volatility, characterized by multiple days of three percent or greater moves in the Russell 2000(R) Growth Index. Then in the fourth quarter, the market returned to the strength seen in the first quarter as commodity prices declined and the economy showed signs of slowing. The overall result was a strong nominal market in 2006.

        There were a few surprises given the overall strength in the market, however. Traditional growth sectors, such as technology and health care, were the worst performing sectors for the year. The slowest growth areas, such as utilities, materials, and consumer staples were the strongest performers - bad news for true growth investors on a relative basis. In fact, stocks with the slowest projected growth rates performed significantly better than stocks with the highest projected growth rates. While this is not normal for a strong nominal market, it continued a recent trend. In 2006, small-cap value stocks outperformed small-cap growth stocks for the sixth time in seven years, led by cyclical sectors. If the prospects for a slowing economy continue throughout 2007 and the backdrop for traditional growth sectors improves, sub-advisor Copper Rock Capital Partners, LLC ("Copper Rock"), believes growth stocks may be rewarded.

Q. How did security composition affect Portfolio performance?

A. From a sector perspective, financials, telecommunications services, and industrials contributed positively to performance, while energy, consumer discretionary, and materials contributed to the Portfolio's relative underperformance during the one-year period. Top performing stock holdings during the period included Conceptus, Cogent Communications Group, and Affiliated Managers Group, while at the same time Neoware (no longer a Portfolio holding), Centene (no longer a Portfolio holding), and Microsemi (no longer a Portfolio holding) detracted from Portfolio performance.

        Contributing to performance was Conceptus, a company that manufactures and markets innovative medical products, in particular in the women's health arena. The firm - which markets ESSURE(R) , a permanent birth control system - gained further penetration into the substantial permanent birth control market and, as a market leader, exceeded analysts' growth estimates during each quarter of 2006.

     Another contributor to performance during the period, Cogent Communications Group, a next generation optical Internet service, languished during the second and third quarters due to a fundamentals/stock price mismatch. Copper Rock took advantage of the price decline and added to its position in Cogent Communications Group's stock. Later in the year the company started to benefit from its sales force expansion and revenues began to be realized at a higher level.

        Finally, Affiliated Managers Group, an investment management holding company, outperformed during the one-year period largely due to continued growth. Several of the company's holdings, primarily its hedge fund and quantitative investment management companies, produced strong positive cash flows during the period.

        On the other side of the equation, Neoware detracted from performance during the period due to its June announcement of lower than expected sales. Neoware produces desktop workstations, known as thin clients, used in conjunction with network servers to help enterprises improve computer security.

        Another detractor from performance during the period was Centene, a multiline health care provider. The company experienced an unforeseen increase in costs which caused concern over internal controls and the firm's ability to control margins.

        Finally, Microsemi, a designer, manufacturer, and marketer of analog and mixed-signal integrated circuits and semiconductors, detracted from the Portfolio's relative results as the company ran into strong headwinds in its defense aerospace segment. These headwinds caused a pause in the sustainable growth that analysts' had expected.

Q. What is the investment outlook for the small-cap growth market?

A. Copper Rock believes economic headwinds such as rising interest rates, record oil prices, and recessionary fears appear to be behind us as we enter 2007. The current backdrop looks attractive for growth investors, with signals that inflation may be contained, companies remain flush with cash, and there is excess liquidity in the markets. The sub- advisor notes that, if the economy continues to slow, the investment environment could be even more favorable if the Federal Reserve begins to cut interest rates by the end of the summer. Copper Rock believes the market is ripe for growth to outperform value and specifically, for the traditional growth sectors such as technology and health care to outperform. Much of the outperformance from non-traditional growth and cyclical sectors has been driven by commodity prices. However, commodity prices have started to fall, paving the way for growth sectors to become attractive again. The Portfolio maintains overweights relative the benchmark in technology and business services, areas Copper Rock believes may be poised to show solid growth rates in 2007. As always, the sub-advisor continues to look for companies with solid fundamentals.


5

Top Ten Common Stock Holdings as of
December 31, 2006 (Unaudited)


ESCO Technologies                3.4%
Adams Respiratory Therapeutics   3.4%
Radiation Therapy Services       2.6%
CommScope                        2.5%
Psychiatric Solutions            2.5%
Pinnacle Entertainment           2.3%
Nuance Communications            2.3%
Corporate Executive Board        2.1%
Simpletech                       2.0%
Blackboard                       2.0%
As a % of Total
Portfolio Investments            25.1%

Small Cap Growth Portfolio

Performance  and  Portfolio Summary (Unaudited)

Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                         Inception       Year    3 Year          5 Year          Inception
                                         Date            Return  Return          Return          to Date
Old Mutual Small Cap Growth Portfolio    4/30/01         7.60%   4.15%           1.31%           (1.73)%
Russell 2000(R) Growth Index             4/30/01         13.35%  10.51%          6.93%           5.20%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

Value of a $10,000 Investment

                   Old Mutual                Russell
                   Small Cap                 2000
                   Growth                    Growth
                   Portfolio                 Index
------------------------------------------------------
4/30/01            10,000                    10,000
12/01              8,491                     9,537
12/02              5,121                     6,651
12/03              8,021                     9,880
12/04              8,061                     11,294
12/05              8,422                     11,762
12/06              9,062                     13,333


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 2001 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                        6%
Industrials                                  20%
Consumer Discretionary                       12%
Health Care                                  23%
Financials                                    8%
Information Technology                       25%
Telecommunication Services                    3%
Repurchase Agreement                          3%
                                          ------
                                            100%

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                                      Shares          Value
Common Stock - 98.6%
Aerospace/Defense-Equipment - 1.7%
BE Aerospace*                                    2,040   $       52,387
Total Aerospace/Defense-Equipment                                52,387
Applications Software - 3.8%
American Reprographics*                          1,375           45,801
Nuance Communications*                           6,075           69,620
Total Applications Software                                      115,421
Auto-Medium & Heavy Duty Trucks - 0.6%
Force Protection*                                1,073           18,681
Total Auto-Medium & Heavy Duty Trucks                            18,681
Auto/Truck Parts & Equipment-Original - 0.7%
Amerigon*                                        2,196           21,213
Total Auto/Truck Parts & Equipment-Original                      21,213
Commercial Banks-Eastern US - 0.9%
Signature Bank*                                  900             27,882
Total Commercial Banks-Eastern US                                27,882
Commercial Banks-Western US - 0.6%
Community Bancorp*                               627             18,929
Total Commercial Banks-Western US                                18,929
Commercial Services - 3.9%
CoStar Group*                                    609             32,618
ExlService Holdings*                             786             16,537
PeopleSupport*                                   893             18,798
Providence Service*                              1,125           28,271
TeleTech Holdings*                               900             21,492
Total Commercial Services                                        117,716
Computer Software - 0.6%
Double-Take Software*                            1,400           18,032
Total Computer Software                                          18,032
Computers - 1.8%
Rackable Systems*                                1,788           55,374
Total Computers                                                  55,374
Computers-Memory Devices - 2.1%
Simpletech*                                      4,975           63,083
Total Computers-Memory Devices                                   63,083
Computers-Peripheral Equipment - 0.6%
Sigma Designs*                                   740             18,833
Total Computers-Peripheral Equipment                             18,833

Description                                      Shares          Value
Consulting Services - 5.8%
Advisory Board*                                  850     $       45,509
Corporate Executive Board                        725             63,582
Huron Consulting Group*                          563             25,526
LECG*                                            2,197           40,601
Total Consulting Services                                        175,218
Diagnostic Kits - 1.5%
Quidel*                                          3,414           46,499
Total Diagnostic Kits                                            46,499
Diversified Manufacturing Operations - 3.4%
ESCO Technologies*                               2,294           104,239
Total Diversified Manufacturing Operations                       104,239
Drug Delivery Systems - 0.7%
Noven Pharmaceuticals*                           850             21,633
Total Drug Delivery Systems                                      21,633
E-Services/Consulting - 0.5%
Perficient*                                      911             14,950
Total E-Services/Consulting                                      14,950
Educational Software - 2.0%
Blackboard*                                      2,025           60,831
Total Educational Software                                       60,831
Electronic Design Automation - 0.6%
Comtech Group*                                   1,000           18,190
Total Electronic Design Automation                               18,190
Engineering/R&D Services - 0.7%
Stanley*                                         1,300           21,983
Total Engineering/R&D Services                                   21,983
Enterprise Software/Services - 0.7%
Concur Technologies*                             1,325           21,253
Total Enterprise Software/Services                               21,253
Entertainment Software - 1.2%
THQ*                                             1,150           37,398
Total Entertainment Software                                     37,398
Finance-Commercial - 0.5%
Newstar Financial*                               850             15,683
Total Finance-Commercial                                         15,683
Finance-Investment Banker/Broker - 2.4%
Evercore Partners, Cl A*                         797             29,369
Greenhill                                        575             42,435
Total Finance-Investment Banker/Broker                           71,804

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

                            AS OF DECEMBER 31, 2006

Description                                      Shares   Value   Description                                     Shares   Value
Finance-Other Services - 1.7%                                     Medical-Biomedical/Genetic - 2.7%
GFI Group*                                       450     $28,017  Keryx Biopharmaceuticals*                       2,925   $38,902
International Securities Exchange Holdings       537      25,126  Lifecell*                                       650      15,691
Total Finance-Other Services                              53,143  Nektar Therapeutic*                             1,850    28,139
                                                                  Total Medical-Biomedical/Genetic                         82,732
Gambling (Non-Hotel) - 2.4%
Pinnacle Entertainment*                          2,175    72,079  Medical-Drugs - 4.9%
Total Gambling (Non-Hotel)                                72,079  Adams Respiratory Therapeutics*                 2,550    104,065
                                                                  Santarus*                                       5,725    44,827
Human Resources - 1.6%
                                                                  Total Medical-Drugs                                      148,892
Kenexa*                                          1,435    47,728
                                                                  Medical-Outpatient/Home Medical - 2.6%
Total Human Resources                                     47,728
                                                                  Radiation Therapy Services*                     2,525    79,588
Import/Export - 0.4%
                                                                  Total Medical-Outpatient/Home Medical                    79,588
Castle Brands*                                   1,879    11,706
                                                                  Metal Processors & Fabricators - 1.2%
Total Import/Export                                       11,706
                                                                  Ladish*                                         995      36,895
Internet Application Software - 2.6%
                                                                  Total Metal Processors & Fabricators                     36,895
DealerTrack Holdings*                            1,570    46,190
Vocus*                                           1,929    32,407  Networking Products - 1.3%
Total Internet Application Software                       78,597  Atheros Communications*                         1,875    39,975
                                                                  Total Networking Products                                39,975
Internet Connective Services - 1.0%
Cogent Communications Group*                     1,972    31,986  Oil Companies-Exploration & Production - 2.2%
Total Internet Connective Services                        31,986  Arena Resources*                                400      17,084
                                                                  ATP Oil & Gas*                                  450      17,807
Internet Infrastructure Software - 0.7%                           Berry Petroleum, Cl A                           600      18,606
Opsware*                                         2,433    21,459  Parallel Petroleum*                             800      14,056
Total Internet Infrastructure Software                    21,459  Total Oil Companies-Exploration & Production             67,553
Intimate Apparel - 0.2%                                           Oil Field Machinery & Equipment - 2.3%
Tefron                                           495      5,197   Dresser-Rand Group*                             2,100    51,387
Total Intimate Apparel                                    5,197   Metretek Technologies*                          1,525    18,788
                                                                  Total Oil Field Machinery & Equipment                    70,175
Investment Management/Advisory Services - 1.8%
Affiliated Managers Group*                       525      55,193  Oil-Field Services - 1.1%
Total Investment Management/Advisory Services             55,193  Hercules Offshore*                              450      13,005
                                                                  W-H Energy Services*                            450      21,911
Medical Imaging Systems - 1.4%
                                                                  Total Oil-Field Services                                 34,916
Vital Images*                                    1,225    42,630
                                                                  Physical Therapy/Rehabilitation Centers - 2.6%
Total Medical Imaging Systems                             42,630
                                                                  Psychiatric Solutions*                          2,091    78,454
Medical Information Systems - 2.1%
                                                                  Total Physical Therapy/Rehabilitation Centers            78,454
Allscripts Healthcare Solutions*                 1,375    37,111
Phase Forward*                                   1,775    26,590  Retail-Apparel/Shoe - 1.9%
Total Medical Information Systems                         63,701  Children's Place*               450             28,584
                                                                  Tween Brands*                                   700      27,951
Medical Instruments - 2.0%
                                                                  Total Retail-Apparel/Shoe                                56,535
Conceptus*                                       2,825    60,144
Total Medical Instruments                                 60,144

Description                              Shares          Value
Retail-Arts & Crafts - 0.6%
AC Moore Arts & Crafts*                  875     $       18,961
Total Retail-Arts & Crafts                               18,961
Retail-Restaurants - 1.7%
BJ's Restaurants*        800             16,168
Chipotle Mexican Grill, Cl A*            600             34,200
Total Retail-Restaurants                                 50,368
Retail-Sporting Goods - 1.7%
Hibbett Sporting Goods*                  928             28,332
Zumiez*                                  750             22,155
Total Retail-Sporting Goods                              50,487
Schools - 3.8%
Capella Education*                       1,050           25,462
Devry                                    763             21,364
ITT Educational Services*                575             38,163
Strayer Education                        300             31,815
Total Schools                                            116,804

Semiconductor Components-Integrated Circuits - 0.7%
Anadigics*                               2,525           22,372
Total Semiconductor Components-
Integrated Circuits                                      22,372
Telecommunications Equipment - 2.6%
CommScope*                               2,575           78,486
Total Telecommunications Equipment                       78,486
Telecommunications Services - 2.5%
Cbeyond*                                 1,078           32,976
Orbcomm*                                 2,200           19,404
Time Warner Telecom, Cl A*               1,200           23,916
Total Telecommunications Services                        76,296
Therapeutics - 1.0%
Theravance*                              975             30,118
Total Therapeutics                                       30,118
Transactional Software - 2.9%
Innerworkings*                           1,004           16,024
Transaction Systems Architects*          1,100           35,827
VeriFone Holdings*                       998             35,329
Total Transactional Software                             87,180
Web Hosting/Design - 1.1%
Equinix*                                 450             34,029
Total Web Hosting/Design                                 34,029

                                         Shares/Face
Description                              Amount                  Value
Wire & Cable Products - 1.4%
General Cable*                           576             $       25,177
Superior Essex*                          510                     16,957
Total Wire & Cable Products                                      42,134
Wound, Burn & Skin Care - 0.6%
Obagi Medical Products*                  1,650                   17,012
Total Wound, Burn & Skin Care                                    17,012
Total Common Stock (Cost $2,615,335)                             3,000,757
Repurchase Agreement - 2.8%
 Morgan Stanley 5.05%,
 dated 12/29/06, to be repurchased
 on 01/02/07, repurchase price
 $84,620 (collateralized by a
 U.S. Treasury obligation, par
 value $235,580, 6.375%, 08/15/27,
 total market value $86,265)(A)          $84,573                 84,573
Total Repurchase Agreement (Cost $84,573)                        84,573
Total Investments - 101.4% (Cost $2,699,908)                     3,085,330
Other Assets and Liabilities, Net - (1.4)%                       (41,025)
Net Assets - 100.0%                                      $       3,044,305

* Non-income producing security.
(A) - Tri-party repurchase agreement
Cl - Class
R&D - Research & Development

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2006
                                                                                 Old Mutual
                                                                                 Small Cap Growth Portfolio
Assets:
Investment Securities (including Repurchase Agreements), at cost                 $       2,699,908
Investment Securities, at value                                                  $       3,000,757
Repurchase Agreement, at value                                                           84,573
Receivable for Investments Sold                                                          2,766
Receivable for Management Fees Waived                                                    2,363
Dividends and Interest Receivable                                                        341
Prepaid Trustees' Fees                                                                   195
Prepaid Expenses and Other Assets                                                        200
Total Assets                                                                             3,091,195
Liabilities:
Payable for Investments Purchased                                                        23,761
Payable for Fund Shares Redeemed                                                         5,465
Payable for Management Fees                                                              2,473
Accrued Expenses                                                                         15,191
Total Liabilities                                                                        46,890
Net Assets                                                                       $       3,044,305
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 335,875
outstanding shares of beneficial interest                                        $       4,374,616
Accumulated Net Realized Loss on investments                                             (1,715,733)
Net Unrealized Appreciation on investments                                               385,422
Net Assets                                                                       $       3,044,305
Net Asset Value, Offering and Redemption Price Per Share                                 $9.06

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                         Old Mutual
                                                         Small Cap Growth Portfolio
Investment Income:
Dividends                                                $ 3,619
Interest                                                 4,373
Less: Foreign Taxes Withheld                             (164)
Total Investment Income                                  7,828
Expenses:
Management Fees                                          30,580
Trustees' Fees                                           1,041
Transfer Agent Fees                                      23,796
Custodian Fees                                           12,378
Printing Fees                                            8,330
Professional Fees                                        2,046
Other Fees                                               863
Total Expenses                                           79,034
Waiver of Management Fees                                (30,580)
Reimbursement from Investment Advisor                    (14,011)
Net Expenses                                             34,443
Net Investment Loss                                      (26,615)
Net Realized Gain from Security Transactions             991,159
Net Change in Unrealized Depreciation on Investments     (733,957)
Net Realized and Unrealized Gain on Investments          257,202
Increase in Net Assets Resulting from Operations         $ 230,587

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               Old Mutual
                                                                                               Small Cap Growth Portfolio
                                                                                               1/1/06 to       1/1/05 to
                                                                                               12/31/06        12/31/05
Investment Activities:
Net Investment Loss                                                                            $ (26,615)      $ (37,462)
Net Realized Gain from Security Transactions                                                   991,159         425,130
Net Change in Unrealized Depreciation on Investments                                           (733,957)       (277,875)
Net Increase in Net Assets Resulting from Operations                                           230,587         109,793
Capital Share Transactions:
Shares Issued                                                                                  296,034         131,428
Shares Redeemed                                                                                (780,619)       (1,333,379)
Decrease in Net Assets Derived from Capital Shares Transactions                                (484,585)       (1,201,951)
Total Decrease in Net Assets                                                                   (253,998)       (1,092,158)
Net Assets:
Beginning of Year                                                                              3,298,303       4,390,461
End of Year                                                                                    $3,044,305      $ 3,298,303
Accumulated Net Investment Loss                                                                $ -             $ -
Shares Issued and Redeemed:
Shares Issued                                                                                  34,054          16,915
Shares Redeemed                                                                                (90,095)        (169,713)
Net Decrease in Shares Outstanding                                                             (56,041)        (152,798)
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
ENDED DECEMBER 31,


                                         Net
         Net                             Realized and
         Asset                           Unrealized                      Dividends    Distributions
         Value,          Net             Gains           Total           from Net     from
         Beginning       Investment      (Losses)        From            Investment   Capital
         of Period       Loss            on Securities   Operations      Income       Gains
OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
2006     $8.42           $(0.07)(1)      $0.71           $0.64           $ -          $ -
2005     8.06            (0.08)(1)       0.44            0.36            -             -
2004     8.02            (0.08)(1)       0.12            0.04            -             -
2003     5.12            (0.07)(1)       2.97            2.90            -             -
2002     8.49            (0.07)          (3.30)          (3.37)          -             -


                                                                                                        Ratio
                                                                                                        of Expenses
                                                                                        Ratio           to Average
                                                                                        of Net          Net Assets
                        Net                                             Ratio           Investment      (Excluding
        Total           Asset Value,                    Net             of Expenses     Loss            Waivers and     Portfolio
        Dividends and   End             Total           Assets, End     to Average      to Average      Expense         Turnover
        Distributions   of Period       Return          of Period       Net Assets      Net Assets      Reduction)      Rate
2006    $ -              $9.06           7.60%           $3,044,305      1.07%           (0.83)%         2.46%           299.96%
2005     -               8.42            4.47%           3,298,303       1.20%           (1.01)%         2.39%           64.42%
2004     -               8.06            0.50%           4,390,461       1.20%           (1.13)%         1.94%           80.70%
2003     -               8.02            56.64%          5,866,653       1.20%           (1.13)%         1.79%           67.82%
2002     -               5.12            (39.69)%        5,419,380       1.20%           (1.15)%         1.69%           114.11%

(1) Per share calculations were performed using average shares for the period. Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Small Cap Portfolio (the "Small Cap Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 100% of the outstanding shares of the Small Cap Growth Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Small Cap Growth Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii)  purchases and sales of investment  securities,  income and expenses at the
relevant  rates  of  exchange   prevailing  on  the  respective  dates  of  such
transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Growth Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Growth Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Small Cap Growth Portfolio received $0 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2006

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The
Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                        Management Fee Breakpoint Asset Thresholds
                         $0 to          $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion
                         less than      to less than    to less than    to less than    to less than    to less than    $2.0 billion
                         $300 million   $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Small Cap
Growth Portfolio         0.95%          0.90%           0.85%           0.80%           0.75%           0.70%           0.65%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Small Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Small Cap Growth Portfolio to the extent necessary to limit the total annual expenses to no more than 1.07% of the Small Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Growth Portfolio's business.

Reimbursement of Management Fees Waived and Expenses Reimbursed - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Small Cap Growth Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Small Cap Growth Portfolio to exceed 1.07%. Consequently, no reimbursement by the Small Cap Growth Portfolio will be made unless: (i) the Small Cap Growth Portfolio's assets exceed $75 million; (ii) the Small Cap Growth Portfolio's total annual expense ratio is less than 1.07%, and
(iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Growth Portfolio for which the Advisor may seek reimbursement was $44,591 (expiring December 31, 2009). As of December 31, 2006, the net assets of the Small Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Small Cap Growth Portfolio, and the Advisor entered into an interim sub-advisory agreement with Copper Rock Capital Partners, LLC Inc. to provide sub-advisory services to the Small Cap Growth Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreement ("Sub-Advisory Agreement"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Small Cap Growth Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

                         $0 to          $300 million    $500 million    $750 million    $1.0 billion    $1.5 billion
                         less than      to less than    to less than    to less than    to less than    to less than    $2.0 billion
                         $300 million   $500 million    $750 million    $1.0 billion    $1.5 billion    $2.0 billion    or greater
Old Mutual Small Cap
Growth Portfolio         0.60%          0.55%           0.50%           0.45%           0.40%           0.35%           0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Growth Portfolio for the year ended December 31, 2006, were $9,484,718 and $9,965,249, respectively.

5. FEDERAL TAX INFORMATION

The Small Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

Decrease         Increase Undistributed Net
Paid-In Capital  Investment Income
$(26,615)        $26,615

This reclassification had no effect on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of accumulated losses were as follows:

Capital loss carryforwards expiring:
December 2010                            $ (945,292)
December 2011                            (750,922)
Unrealized appreciation                  365,903
                                         $(1,330,311)

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Small Cap Growth Portfolio utilized $1,008,080 of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Growth Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                 Net
Federal          Unrealized      Unrealized      Unrealized
Tax Cost         Appreciation    Depreciation    Appreciation
$2,719,427       $430,499        $(64,596)       $365,903

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small Company Risk - The Small Cap Growth Portfolio invests in small-size companies. While small-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Growth Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Small Cap Growth Portfolio's growth style of investing, and the Small Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Growth Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Growth Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

In the normal course of business, the Small Cap Growth Portfolio enters into contracts that provide general indemnifications. The Small Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Growth Portfolio. However, based on experience, the Small Cap Growth Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Small Cap Growth Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Small Cap Growth Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of  Trustees  and  Shareholders  of Old  Mutual  Small  Cap  Growth
Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Small Cap Growth Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                         Annualized      Expenses
                         Beginning       Ending          Expense         Paid
                         Account         Account         Ratios          During
                         Value           Value           For the Six-    Six-Month
                         7/1/06          12/31/06        Month Period    Period*

Old Mutual Small Cap Growth Portfolio

Actual Portfolio Return  $1,000.00       $1,059.60       1.07%           $5.55
Hypothetical 5% Return   1,000.00        1,019.81        1.07            5.45

* Expenses are equal to the Small Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------


* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and administrative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been estab lished to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's
Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap  Portfolio - The Trustees  reviewed the services  provided by
OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                    # of
Candidate                                        Shares For Nominee      Shares Against/Withheld
Leigh A. Wilson                                  453,911,578             23,691,591
John R. Bartholdson                              453,491,784             24,111,386
Jettie M. Edwards                                453,930,879             23,672,290
Albert A. Miller                                 453,278,856             24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal                # of Abstained Shares
Columbus Circle Technology
         and Communications                      38,295,536              2,811,911                        1,554,475
Growth II                                        3,361,386               70,384                           128,871
Large Cap Growth                                 1,086,749               12,634                           55,374
Large Cap Growth Concentrated                    7,016,912               399,321                          605,803
Mid-Cap                                          2,960,168               93,809                           218,409
Select Value                                     3,293,402               121,284                          70,809
Small Cap                                        5,101,428               29,991                           79,352
Small Cap Growth                                 363,807                 0                                23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares             # of Shares Against/
                                                         For Proposal            Withheld Proposal        # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918              2,915,137                1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349               119,562                  152,728
3e.      Munder Capital Partners, LLC                    3,251,208               155,660                  153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813               38,021                   61,923
3d.      CastleArk Management, LLC                       1,063,363               33,410                   57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912               399,321                  605,803
3d.      CastleArk Management, LLC                       7,016,912               399,321                  605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237               116,028                  223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790               105,484                  104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428               29,991                   79,352
3b.      Eagle Asset Management, Inc.                    5,101,428               29,991                   79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                 0                        27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares             # of Shares Against/
Old Mutual Portfolio                             For Proposal            Withheld Proposal                # of Abstained Shares
Columbus Circle Technology and Communications    37,606,047              3,544,842                        1,511,033
Growth II                                        3,299,801               171,214                          89,625
Large Cap Growth                                 1,039,135               55,031                           60,590
Large Cap Growth Concentrated                    6,750,263               665,970                          605,803
Small Cap                                        5,020,682               110,737                          79,352

This page intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-017 01/2007

OLD MUTUAL INSURANCE SERIES FUND

Old Mutual Small Cap Portfolio





Annual Report | December 31, 2006

TABLE OF CONTENTS

About This  Report                                                        2
Message to  Shareholders                                                  3
Management  Overview                                                      4
Schedule of  Investments                                                  7
Statement  of Assets &  Liabilities                                      13
Statement of Operations                                                  14
Statement of Changes in Net Assets                                       15
Financial  Highlights                                                    16
Notes to  Financial  Statements                                          17
Report  of  Independent  Registered  Public Accounting  Firm             24
Proxy Voting and  Portfolio  Holdings                                    25
Portfolio  Expenses Example                                              26
Activities  and  Composition of the Board of
  Trustees and Officers of the Trust                                     27
Board Review and Approval of Investment
  Advisory and  Sub-Advisory Agreements                                  29
Shareholder Proxy Results                                                35

ABOUT THIS REPORT

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA

This report reflects views, opinions, and Portfolio holdings as of December 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2006, are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEX

The comparative index discussed in this report is meant to provide a basis for judging the Portfolio's performance against a specific securities index. The index accounts for both changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

As the recently appointed president of Old Mutual Insurance Series Fund (the "Trust"), it gives me great pleasure to share this investment update with you. Despite numerous challenges throughout the year, we are pleased to report that the twelve-month period ended December 31, 2006 finished on a decidedly positive note.

Against this backdrop, value stocks once again outperformed their growth counterparts based on a yearlong comparison of the broad-market Russell 3000(R) Value and Russell 3000(R) Growth Indexes. Warning signs such as interest rate uncertainty, rising energy prices, and a slowing housing market were offset by record profit margins, increased capital spending, and continued share buybacks.

While positive factors such as these helped to push the major equity indexes higher for the fiscal year, we continue to see signs that growth stocks may be poised for improving performance due to their compelling earnings prospects and attractive relative valuations.

As we look back, we do so with the satisfaction that comes from successfully serving our shareholders. Earlier in the year, we appointed several new sub-advisors for the Trust's portfolios known for their consistency, depth and stability. More recently, we have taken steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization.

From our standpoint, these moves are producing positive results on all fronts, including portfolio performance. For more complete information, we invite you to refer to the following pages in which the Portfolio's activities and returns are discussed in greater detail.

As we focus our combined efforts on serving you in the best way possible, we urge you to contact us if there is any way in which we can serve you better. Please feel free to e-mail me directly at President@oldmutualcapital.com or see the back cover of this report for other contact information.

In closing, we believe the financial markets continue to offer opportunities for the Portfolios' sub-advisors and their well-honed institutional disciplines. We look forward to the coming fiscal year with optimism, and, as always, we thank you for the privilege of serving your investment needs.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

Russell 3000(R) Growth Index

Measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indexes.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

OLD MUTUAL SMALL CAP PORTFOLIO

MANAGEMENT OVERVIEW

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.

Performance Highlights

- For the one-year period ended December 31, 2006, the Old Mutual Small Cap Portfolio returned 16.73%. Despite producing strong absolute gains, the Portfolio underperformed its benchmark, the Russell 2000(R) Index, which advanced 18.37% during the period.

-    Top   contributing   sectors   included   information   technology,   tele-
     communication services, and energy, while materials, health care, and industrials detracted from relative performance.

- Top performing stocks held by the Portfolio during the period included First Marblehead, Mediacom Communications, and Delta & Pine Land (no longer a Portfolio holding), while top detractors included PXRE Group (no longer a Portfolio holding), Angiotech Pharmaceuticals, and IMAX (no longer a Portfolio holding).


Small Cap Portfolio

Q. How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2006, the Old Mutual Small Cap Portfolio returned 16.73%. Despite producing strong absolute gains, the Portfolio underperformed its benchmark, the Russell 2000(R) Index, which advanced 18.37% during the period.

Q. What investment environment did the Portfolio face during the past year?

A. Despite macroeconomic warning signs from an inverted yield curve - a situation that occurs when short-term instruments yield more than their long-term counterparts - and a declining housing market, investors took heart in historically high corporate profit margins, continued share buybacks, and high levels of private equity activity. These positives pushed the major equity indexes higher for the one-year period. As noted above, the Russell 2000(R) Index produced strong absolute gains advancing 18.37% during the period. According to one study though, 2006 was a disappointment for small-cap managers as only 18% beat the Index(1). Co-sub-advisor Eagle Asset Management, Inc. ("Eagle") attributes this challenging market to two factors. First, the volatility in commodity stocks resulted in poor performance for managers that increased their weighting in this segment. The second factor that Eagle believes contributed to the challenging investment environment was the strong performance of the yield sector, which is comprised of utilities and real estate investment trusts ("REITs"). This sector makes up almost 10% of the small-cap market, but typically represents a very small portion of small-cap managers' portfolios. This underweight proved costly in 2006 as these sectors returned almost 30% during the period.

Q. How did security composition affect Portfolio performance?

A. Stock-specific factors, rather than macroeconomic themes or sector over/underweights, generally accounted for the Portfolio's relative performance in 2006. Top contributing sectors included information technology, telecommunication services, and energy, while materials, health care, and industrials detracted from relative performance. Top performing stocks held by the Portfolio during the period included First Marblehead, Mediacom Communications, and Delta & Pine Land (no longer a Portfolio holding), while top detractors included PXRE Group (no longer a Portfolio holding), Angiotech Pharmaceuticals, and IMAX (no longer a Portfolio holding).

     Among stocks in the financials sector, the Portfolio produced mixed results. Student loan facilitator First Marblehead recovered from what co-sub-advisor Liberty Ridge Capital, Inc. ("Liberty Ridge") believes was a severe overreaction to potential client losses in the fourth quarter of 2005. As the leading provider of outsourced solutions in the private student lending space, First Marblehead is well positioned in a fast-growing and relatively untapped market. Liberty Ridge believes the firm stands to benefit from rising education prices, further limitations on federal funding for student loans, and expanded awareness of private lending opportunities that are available to students and their parents. On the other side of the equation, Liberty Ridge's insurance holding, PXRE Group, underperformed. Unusually poor underwriting results following the record- setting 2005 hurricane season hurt the company's results.

        Within  the  consumer  discretionary  sector,  Liberty  Ridge's  overall exposure was a positive despite the headwind of overweighting this underperforming sector. The sub-advisor's media holdings represented a significant overweight position and, while the sector


(1)Prudential Securities, Steven DeSanctis, January 2007.

        posted weak results overall, stock selection within media contributed to the Portfolio's performance during the period. The Portfolio's position in cable operator Mediacom Communications reversed that trend however, as the rollout of bundled voice, Internet, and cable services hit its stride among cable operators in 2006. Mediacom Communications benefited from low levels of competition from traditional telephone companies in its rural markets. Elsewhere in the media space the Portfolio had some difficulties. For example, movie-theatre designer and operator IMAX disappointed investors in August when it failed to attract a buyer at an attractive enough bid after a five-month auction. After reassessing the company's prospects, Liberty Ridge determined that IMAX no longer represented an attractive opportunity even at the reduced stock price, and the stock was sold.

        Eagle and Liberty Ridge's positions in Delta & Pine Land also contributed to the Portfolio's performance during the period. The company breeds, produces, conditions, and markets a variety of cotton seeds in the United States and other cotton-producing nations. One month after reporting exceptional quarterly sales growth and better than expected performance from the company's premium seed treatments, Delta & Pine Land announced that it had agreed to be taken over at a considerable premium to the stock's valuation at the time.

        On the other side of the equation, specialty pharmaceutical designer Angiotech Pharmaceuticals delivered sub-par results and detracted from performance during the period. Its primary revenue generator, Taxus, saw sales shortfalls arising from safety concerns and the market seemed unenthusiastic about the company's remaining pipeline. Liberty Ridge believes current prices do not give sufficient credit to the company's strong pipeline and that the firm should be able to revive its earnings growth as Taxus' safety concerns are resolved.

Q. What is the investment outlook for the small-cap market?

A. Eagle points out that value stocks are in the midst of their best run in history. Inherently low rate of return cyclical business (often times traditional value investments) have enjoyed strong gains. A strong global economy lifted demand for cyclical products while the slowdown in capital spending created capacity constraints in many basic industries. As a result of these factors, many cyclical industry groups that have performed poorly during the past 20 years - refiners, chemicals, containers, metals and mining - have outperformed significantly both last year and during the fourth quarter of 2006. Although the outperformance of value investments has generally been benign to Eagle's strategy, the co-sub-advisor believes that the recent outperformance of traditional value stocks is poised to come to an end and that stable growth stocks may be poised to outperform in the first half of 2007.

        Liberty Ridge notes that, as always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes will do well regardless of news headlines, and believes a long-term perspective maximizes investment returns over time.


5

Top Ten Common Stock Holdings as of
December 31, 2006 (Unaudited)

Harman International             1.3%
Wright Express                   1.2%
Star Gas Partners                1.1%
Amphenol, Cl A                   1.1%
Scholastic                       1.1%
Affiliated Managers Group        1.0%
Teledyne Technologies            1.0%
Arch Capital Group               1.0%
Blockbuster, Cl A                1.0%
Orthofix International           1.0%
As a % of Total
Portfolio Investments            10.8%

Small Cap Portfolio

OLD MUTUAL SMALL CAP PORTFOLIO - continued
Performance and Portfolio Summary (Unaudited)
Average Annual Total Return as of December 31, 2006
                                                         One     Annualized      Annualized      Annualized
                                 Inception               Year    3 Year          5 Year          Inception
                                 Date                    Return  Return          Return          to Date
Old Mutual Small Cap Portfolio   10/28/97                16.73%  11.23%          5.68%           10.81%
Russell 2000(R) Index            10/28/97                18.37%  13.56%          11.39%          8.16%

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

Value of a $10,000 Investment

                   Old Mutual                Russell
                   Small Cap                 2000
                   Portfolio                 Index
-------------------------------------------------------
10/28/97           10,000                    10,000
12/97              10,480                    10,195
12/98              11,626                    9,935
12/99              13,478                    12,047
12/00              18,348                    11,683
12/01              19,461                    11,974
12/02              13,407                    9,522
12/03              18,640                    14,021
12/04              21,656                    16,591
12/05              21,976                    17,346
12/06              25,653                    20,532


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of October 28, 1997 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2006 - % of Total Portfolio Investments

Energy                                        4%
Materials                                     4%
Industrials                                  16%
Consumer Discretionary                       14%
Consumer Staples                              2%
Health Care                                  13%
Financials                                   19%
Information Technology                       22%
Telecommunication Services                    3%
Repurchase Agreement                          2%
Utilities                                     1%
                                          ------
                                            100%

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Common Stock - 97.6%
Aerospace/Defense - 1.0%
Teledyne Technologies*                   25,660  $       1,030
Total Aerospace/Defense                                  1,030
Aerospace/Defense-Equipment - 1.7%
Alliant Techsystems*                     8,415           658
BE Aerospace*                            17,025          437
DRS Technologies                         12,600          664
Total Aerospace/Defense-Equipment                        1,759
Agricultural Chemicals - 0.3%
UAP Holding                              10,555          266
Total Agricultural Chemicals                             266
Agricultural Operations - 0.5%
Tejon Ranch*                             9,200           514
Total Agricultural Operations                            514
Airlines - 0.4%
Republic Airways Holdings*               23,570          395
Total Airlines                                           395
Applications Software - 1.2%
American Reprographics*                  16,870          562
Progress Software*                       22,265          622
Total Applications Software                              1,184
Auction House/Art Dealer - 0.5%
Sotheby's                                15,480          480
Total Auction House/Art Dealer                           480
Audio/Video Products - 1.3%
Harman International                     13,450          1,344
Total Audio/Video Products                               1,344
Auto-Medium & Heavy Duty Trucks - 0.5%
Oshkosh Truck                            10,330          500
Total Auto-Medium & Heavy Duty Trucks                    500
Broadcast Services/Programming - 0.9%
Discovery Holding, Cl A*                 30,755          495
Nexstar Broadcasting Group, Cl A*        92,849          427
Total Broadcast Services/Programming                     922
Building Products-Doors & Windows - 0.4%
Apogee Enterprises                       21,680          419
Total Building Products-Doors & Windows                  419
Building-Heavy Construction - 0.7%
Washington Group International*          12,300          735
Total Building-Heavy Construction                        735

Description                              Shares                  Value (000)
Building-Mobile Home/Manufactured Housing - 0.6%
Williams Scotsman International*         32,470          $       637
Total Building-Mobile Home/
Manufactured Housing                                             637
Building-Residential/Commercial - 0.5%
Levitt, Cl A                             37,710                  462
Total Building-Residential/Commercial                            462
Cable TV - 1.8%
Mediacom Communications, Cl A*           106,417                 856
Rodgers Communications, Cl B             15,410                  918
Total Cable TV                                                   1,774
Chemicals-Diversified - 0.4%
Olin                                     25,580                  423
Total Chemicals-Diversified                                      423
Chemicals-Specialty - 0.7%
Hercules*                                9,600                   185
MacDermid                                16,185                  552
Total Chemicals-Specialty                                        737
Circuit Boards - 0.4%
Park Electrochemical                     15,750                  404
Total Circuit Boards                                             404
Commercial Banks-Central US - 0.4%
Irwin Financial                          18,250                  413
Total Commercial Banks-Central US                                413
Commercial Banks-Western US - 0.6%
SVB Financial Group*                     13,640                  636
Total Commercial Banks-Western US                                636
Commercial Services - 0.6%
Arbitron                                 13,440                  584
Total Commercial Services                                        584
Commercial Services-Finance - 1.5%
Euronet Worldwide*                       11,725                  348
Wright Express*                          37,975                  1,184
Total Commercial Services-Finance                                1,532
Computer Aided Design - 1.4%
Ansys*                                   19,710                  857
Autodesk*                                13,640                  552
Total Computer Aided Design                                      1,409
Computer Services - 0.8%
Perot Systems, Cl A*                     51,660                  847
Total Computer Services                                          847

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                              Shares          Value (000)
Computer Software - 0.7%
Blackbaud                                27,590  $       717
Total Computer Software                                  717
Computers-Integrated Systems - 0.3%
Micros Systems*                          6,065           320
Total Computers-Integrated Systems                       320
Consulting Services - 1.6%
Corporate Executive Board                7,570           664
CRA International*                       4,630           242
LECG*                                    39,600          732
Total Consulting Services                                1,638
Consumer Products-Miscellaneous - 0.4%
Scotts Miracle-Gro, Cl A                 6,935           358
Total Consumer Products-Miscellaneous                    358
Containers-Metal/Glass - 0.3%
Greif, Cl A                              2,785           330
Total Containers-Metal/Glass                             330
Data Processing/Management - 0.5%
Dun & Bradstreet*                        6,050           501
Schawk                                   1,100           21
Total Data Processing/Management                         522
Dental Supplies & Equipment - 0.4%
Patterson*                               11,020          391
Total Dental Supplies & Equipment                        391
Diagnostic Equipment - 0.5%
Cytyc*                                   18,720          530
Total Diagnostic Equipment                               530
Diagnostic Kits - 1.0%
Dade Behring Holdings                    13,530          539
Meridian Bioscience                      19,655          482
Total Diagnostic Kits                                    1,021
Dialysis Centers - 0.4%
Dialysis Corp of America*                31,136          396
Total Dialysis Centers                                   396
Disposable Medical Products - 1.0%
Arrow International                      6,890           244
C.R. Bard                                9,550           792
Total Disposable Medical Products                        1,036
Distribution/Wholesale - 0.9%
Beacon Roofing Supply*                   15,850          298
Bell Microproducts*                      84,890          599
Total Distribution/Wholesale                             897

Description                                      Shares                  Value (000)
Diversified Manufacturing Operations - 1.0%
Actuant, Cl A                                    7,205           $       343
ESCO Technologies*                               15,120                  687
Total Diversified Manufacturing Operations                               1,030
Diversified Operations - 0.3%
Walter Industries                                11,300                  306
Total Diversified Operations                                             306
Drug Delivery Systems - 0.2%
Conor Medsystems*                                5,810                   182
Total Drug Delivery Systems                                              182
Electric Products-Miscellaneous - 0.2%
Ametek                                           7,897                   251
Total Electric Products-Miscellaneous                                    251
Electronic Components-Semiconductors - 1.4%
Diodes*                                          10,895                  387
DSP Group*                                       23,110                  501
ON Semiconductor*                                46,280                  350
Skyworks Solutions*                              21,600                  153
Total Electronic Components-Semiconductors                               1,391
Electronic Connectors - 1.1%
Amphenol, Cl A                                   17,225                  1,069
Total Electronic Connectors                                              1,069
Electronic Design Automation - 0.7%
Synplicity*                                      117,440                 735
Total Electronic Design Automation                                       735
Electronic Measuring Instruments - 0.9%
National Instruments                             17,215                  469
Orbotech*                                        16,650                  423
Total Electronic Measuring Instruments                                   892
Enterprise Software/Services - 0.6%
Lawson Software*                                 72,020                  532
Packeteer*                                       5,300                   72
Total Enterprise Software/Services                                       604
Finance-Consumer Loans - 1.9%
Encore Capital Group*                            43,420                  547
First Marblehead                                 6,475                   354
Nelnet, Cl A*                                    17,320                  474
Portfolio Recovery Associates*                   10,600                  495
Total Finance-Consumer Loans                                             1,870
Finance-Other Services - 0.9%
Asset Acceptance Capital*                        53,415                  898
Total Finance-Other Services                                             898

Description                              Shares  Value (000)     Description                             Shares       Value (000)
Financial Guarantee Insurance - 2.5%                             Internet Security - 0.2%
AMBAC Financial Group                    6,490   $ 578           Ipass*                                  42,230       $ 248
MBIA                                     11,325  827             Total Internet Security                              248
Primus Guaranty*                         22,980  266
Ram Holdings*                            19,990  286             Investment Management/Advisory Services - 1.7%
Security Capital Assurance               19,310  537             Affiliated Managers Group*              9,855        1,036
Total Financial Guarantee Insurance              2,494           AllianceBernstein Holding               8,580        690
                                                                 Total Investment Management/
Food-Baking - 0.5%
                                                                 Advisory Services                                    1,726
Flowers Foods                            18,490  499
                                                                 Lasers-Systems/Components - 1.2%
Total Food-Baking                                499
                                                                 Electro Scientific Industries*          36,300        731
Food-Dairy Products - 0.7%                                       Rofin-Sinar Technologies*               8,285         501
Dean Foods*                              17,445  738             Total Lasers-Systems/Components                       1,232
Total Food-Dairy Products                        738
                                                                 Life/Health Insurance - 1.1%
Footwear & Related Apparel - 0.0%                                KMG America*                            54,955        527
Heelys*                                  490     16              Stancorp Financial Group                12,515        564
Total Footwear & Related Apparel                 16              Total Life/Health Insurance                           1,091
Health Care Cost Containment - 0.1%                              Machinery-Pumps - 0.6%
Hooper Holmes*                           28,800  95              Graco                                   14,710        583
Total Health Care Cost Containment               95              Total Machinery-Pumps                                 583
Human Resources - 0.4%                                           Medical Instruments - 3.0%
Hudson Highland Group*                   25,870  431             Cambridge Heart*                        200,800       554
Total Human Resources                            431             DJO*                                    3,533         151
                                                                 Edwards Lifesciences*                   15,265        718
Industrial Audio & Video Products - 0.9%                         Natus Medical*                          48,250        802
Dolby Laboratories, Cl A*                30,320  940             Symmetry Medical*                       37,000        512
Total Industrial Audio & Video Products          940             Techne*                                 4,405         244
                                                                 Total Medical Instruments                             2,981
Industrial Automation/Robot - 0.5%
Cognex                                   21,225  506             Medical Products - 1.5%
Total Industrial Automation/Robot                506             Orthofix International*                 20,332        1,016
                                                                 Syneron Medical*                        17,020        462
Instruments-Controls - 0.3%
                                                                 Total Medical Products                                1,478
Watts Water Technologies, Cl A           7,080   291
                                                                 Medical-Biomedical/Genetic - 2.3%
Total Instruments-Controls                       291
                                                                 Alexion Pharmaceuticals*                1,710         69
Instruments-Scientific - 0.5%                                    Barrier Therapeutics*                   114,857       866
Dionex*                                  4,780   271             Cambrex                                 24,750        562
Varian*                                  4,950   222             Enzon Pharmaceuticals*                  28,050        239
                                                                 Orchid Cellmark*                        45,900        142
Total Instruments-Scientific                     493
                                                                 Qiagen*                                 27,165        411
Insurance Brokers - 0.7%
                                                                 Total Medical-Biomedical/Genetic                      2,289
Hub International                        23,165  727
                                                                 Medical-Drugs - 1.0%
Total Insurance Brokers                          727
                                                                 Angiotech Pharmaceuticals*              56,700        466
Internet Application Software - 0.4%                             Aspreva Pharmaceuticals*                21,600        443
Cryptologic                              18,300  425             Cubist Pharmaceuticals*                 4,865         88
Total Internet Application Software              425             Total Medical-Drugs                                   997

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

Description                              Shares                  Value (000)
Medical-Generic Drugs - 0.7%
Perrigo                                  40,625          $       703
Total Medical-Generic Drugs                                      703
Miscellaneous Manufacturing - 0.4%
Reddy Ice Holdings                       16,455                  425
Total Miscellaneous Manufacturing                                425
Motion Pictures & Services - 0.3%
Alliance Atlantis Communications, Cl B*  7,780                   338
Total Motion Pictures & Services                                 338
Multi-Line Insurance - 0.6%
Assurant                                 11,180                  618
Total Multi-Line Insurance                                       618
Multimedia - 1.0%
Entravision Communications, Cl A*        45,195                  372
Gemstar-TV Guide International*          147,898                 593
Total Multimedia                                                 965
Networking Products - 1.2%
Foundry Networks*                        32,860                  492
Netgear*                                 26,540                  697
Total Networking Products                                        1,189
Non-Hazardous Waste Disposal - 0.9%
Waste Connections*                       11,750                  488
WCA Waste*                               48,400                  389
Total Non-Hazardous Waste Disposal                               877
Office Furnishings-Original - 0.6%
Steelcase, Cl A                          30,625                  556
Total Office Furnishings-Original                                556
Oil Companies-Exploration & Production - 1.2%
Mariner Energy*                          24,991                  490
Southwestern Energy*                     7,315                   256
Stone Energy*                            13,950                  493
Total Oil Companies-Exploration & Production                     1,239
Oil Field Machinery & Equipment - 1.6%
Dril-Quip*                               17,520                  686
FMC Technologies*                        10,645                  656
NATCO Group, Cl A*                       8,710                   278
Total Oil Field Machinery & Equipment                            1,620
Oil-Field Services - 0.8%
Superior Energy Services*                16,110                  527
W-H Energy Services*                     6,170                   300
Total Oil-Field Services                                         827

Description                              Shares                  Value (000)
Paper & Related Products - 2.4%
Abitibi-Consolidated                     340,390         $       871
Bowater                                  22,730                  512
Caraustar Industries*                    56,127                  454
Neenah Paper                             17,075                  603
Total Paper & Related Products                                   2,440
Property/Casualty Insurance - 2.1%
Arch Capital Group*                      15,210                  1,028
CNA Surety*                              23,665                  509
RLI                                      10,260                  579
Total Property/Casualty Insurance                                2,116
Publishing-Books - 2.0%
John Wiley & Sons, Cl A                  24,005                  923
Scholastic*                              29,600                  1,061
Total Publishing-Books                                           1,984
Publishing-Periodicals - 0.6%
Playboy Enterprises, Cl B*               50,960                  584
Total Publishing-Periodicals                                     584
Radio - 0.9%
Radio One, Cl D*                         80,420                  542
Spanish Broadcasting System, Cl A*       88,875                  365
Total Radio                                                      907
Reinsurance - 3.8%
Allied World Assurance Holdings          5,925                   258
Aspen Insurance Holdings                 34,910                  920
Endurance Specialty Holdings             25,630                  938
Montpelier Re Holdings                   45,930                  855
Platinum Underwriters Holdings           26,570                  822
Total Reinsurance                                                3,793
REITs-Hotels - 0.6%
Ashford Hospitality Trust                44,860                  558
Total REITs-Hotels                                               558
REITs-Mortgage - 1.1%
Gramercy Capital                         17,780                  549
KKR Financial                            21,760                  583
Total REITs-Mortgage                                             1,132
REITs-Office Property - 0.5%
American Financial Realty Trust          44,900                  514
Total REITs-Office Property                                      514
Resorts/Theme Parks - 0.9%
Vail Resorts*                            19,835                  889
Total Resorts/Theme Parks                                        889

Description                              Shares                  Value (000)
Retail-Apparel/Shoe - 0.6%
Footstar*                                95,200          $       624
Total Retail-Apparel/Shoe                                        624
Retail-Auto Parts - 0.5%
Advance Auto Parts                       12,965                  461
Total Retail-Auto Parts                                          461
Retail-Catalog Shopping - 0.1%
MSC Industrial Direct, Cl A              2,375                   93
Total Retail-Catalog Shopping                                    93
Retail-Office Supplies - 0.4%
School Specialty*                        9,435                   354
Total Retail-Office Supplies                                     354
Retail-Propane Distribution - 1.1%
Star Gas Partners*                       316,230                 1,113
Total Retail-Propane Distribution                                1,113
Retail-Video Rental - 1.0%
Blockbuster, Cl A*                       193,000                 1,021
Total Retail-Video Rental                                        1,021
Satellite Telecom - 0.7%
Loral Space & Communications*            16,150                  658
Total Satellite Telecom                                          658
Schools - 0.2%
Capella Education*                       9,855                   239
Total Schools                                                    239
Schools-Day Care - 0.2%
Bright Horizons Family Solutions*        3,940                   152
Total Schools-Day Care                                           152
Seismic Data Collection - 0.3%
Seitel*                                  91,850                  328
Total Seismic Data Collection                                    328
Semiconductor Components-Integrated Circuits - 0.7%
ChipMOS TECHNOLOGIES*                    102,370                 695
Total Semiconductor Components-
Integrated Circuits                                              695
Semiconductor Equipment - 2.1%
Brooks Automation*                       42,630                  614
Cabot Microelectronics*                  16,480                  559
Credence Systems*                        17,030                  89
Entegris*                                53,180                  575
Formfactor*                              6,630                   247
Total Semiconductor Equipment                                    2,084

Description                              Shares          Value (000)
Software Tools - 0.3%
Borland Software*                        49,750  $       271
Total Software Tools                                     271
Steel Pipe & Tube - 0.7%
Mueller Water Products, Cl A             28,080          418
Mueller Water Products, Cl B*            18,672          278
Total Steel Pipe & Tube                                  696
Telecommunications Equipment - 1.7%
CommScope*                               18,850          575
Plantronics                              30,190          640
Tollgrade Communications*                43,900          464
Total Telecommunications Equipment                       1,679
Telecommunications Services - 2.4%
Global Crossing*                         12,500          307
Iowa Telecommunications Services         9,750           192
Mastec*                                  45,710          528
NeuStar, Cl A*                           18,415          597
Time Warner Telecom, Cl A*               40,555          808
Total Telecommunications Services                        2,432
Telephone-Integrated - 0.5%
IDT, Cl B*                               37,400          489
Total Telephone-Integrated                               489
Television - 0.8%
Sinclair Broadcast Group, Cl A           76,030          798
Total Television                                         798
Transport-Equipment & Leasing - 0.8%
GATX                                     11,100          481
Greenbrier                               9,300           279
Total Transport-Equipment & Leasing                      760
Transport-Truck - 0.5%
Forward Air                              15,690          454
Total Transport-Truck                                    454
Travel Services - 0.7%
Ambassadors Group                        21,815          662
Total Travel Services                                    662
Wire & Cable Products - 0.7%
General Cable*                           15,195          664
Total Wire & Cable Products                              664
Total Common Stock (Cost $86,467)                        98,071

OLD MUTUAL SMALL CAP PORTFOLIO - concluded

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2006

                                         Shares/Face
Description                              Amount (000)                                                            Value (000)
Investment Company - 0.4%
Index Fund-Small Cap - 0.4%
iShares Russell 2000 Index Fund          5,170                                                           $       404
Total Investment Company (Cost $323)                                                                             404
Repurchase  Agreement - 2.1%
  Morgan Stanley 5.10%, dated 12/29/06,
  to be repurchased on 01/02/07,
  repurchase price $2,144,328
  (collateralized by a U.S. Government
  obligation, par value $2,230,000,
  5.75%, 11/07/17, total market value
  $2,192,080)(A)                         $2,143                                                                  2,143
Total Repurchase Agreement (Cost $2,143)                                                                         2,143
Total Investments - 100.1% (Cost $88,933)                                                                        100,618
Other Assets and Liabilities, Net - (0.1)%                                                                       (69)
Net Assets - 100.0%                                                                                      $       100,549

* Non-income producing security.
(A) - Tri-party  repurchase  agreement
Cl - Class
REITs - Real Estate Investment Trusts
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2006
                                                                                 Old Mutual
                                                                                 Small Cap Portfolio
Assets:
Investment Securities (including Repurchase Agreements), at cost                 $       88,933
Investment Securities, at value                                                  $       98,475
Repurchase Agreement, at value                                                           2,143
Receivable for Investments Sold                                                          558
Dividends and Interest Receivable                                                        102
Receivable for Management Fees Waived                                                    15
Prepaid Trustees' Fees                                                                   6
Prepaid Expenses and Other Assets                                                        6
Receivable for Fund Shares Sold                                                          2
Total Assets                                                                             101,307
Liabilities:
Payable for Investments Purchased                                                        503
Payable for Management Fees                                                              94
Payable for Fund Shares Redeemed                                                         88
Accrued Expenses                                                                         73
Total Liabilities                                                                        758
Net Assets                                                                               $ 100,549
Net Assets:
Paid-In Capital ($0.001 par value, unlimited authorization) based on 4,177,534
outstanding shares of beneficial interest                                        $       77,672
Undistributed Net Investment Income                                                      3
Accumulated Net Realized Gain on Investments                                             11,189
Net Unrealized Appreciation on Investments                                               11,685
Net Assets                                                                               $ 100,549
Net Asset Value, Offering and Redemption Price Per Share                                 $24.07

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2006
                                                                      Old Mutual
                                                                 Small Cap Portfolio
Investment Income:
Dividends                                                        $ 735
Interest                                                         124
Less: Foreign Taxes Withheld                                     (1)
Total Investment Income                                          858
Expenses:
Management Fees                                                  1,149
Trustees' Fees                                                   34
Professional Fees                                                74
Custodian Fees                                                   36
Printing Fees                                                    28
Transfer Agent Fees                                              28
Other Fees                                                       14
Total Expenses                                                   1,363
Waiver of Management Fees                                        (297)
Net Expenses                                                     1,066
Net Investment Loss                                              (208)
Net Realized Gain from Security Transactions                     12,634
Net Change in Unrealized Appreciation on Investments             3,662
Net Realized and Unrealized Gain on Investments                  16,296
Increase in Net Assets Resulting from Operations                 $16,088

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                       Old Mutual
                                                                                                       Small Cap Portfolio
                                                                                                       1/1/06 to       1/1/05 to
                                                                                                       12/31/06        12/31/05
Investment Activities:
Net Investment Loss                                                                                    $ (208)         $ (247)
Net Realized Gain from Security Transactions                                                           12,634          16,721
Net Change in Unrealized Appreciation (Depreciation) on Investments                                    3,662           (15,275)
Net Increase in Net Assets Resulting from Operations                                                   16,088          1,199
Capital Share Transactions:
Shares Issued                                                                                          197             489
Shares Redeemed                                                                                        (31,114)        (41,151)
Decrease in Net Assets Derived from Capital Shares Transactions                                        (30,917)        (40,662)
Total Decrease in Net Assets                                                                           (14,829)        (39,463)
Net Assets:
Beginning of Year                                                                                      115,378         154,841
End of Year                                                                                            $100,549        $115,378
Undistributed Net Investment Income                                                                    $ 3             $ -
Shares Issued and Redeemed:
Shares Issued                                                                                          9               25
Shares Redeemed                                                                                        (1,425)         (2,050)
Net Decrease in Shares Outstanding                                                                     (1,416)         (2,025)
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,


                                         Net
         Net                             Realized and
         Asset                           Unrealized                      Dividends        Distributions
         Value,          Net             Gains           Total           from Net         from
         Beginning       Investment      (Losses)        From            Investment       Capital
         of Period       Loss            on Securities   Operations      Income           Gains
OLD MUTUAL SMALL CAP PORTFOLIO
2006     $20.62          $(0.04)(1)      $3.49           $3.45           $ -              $ -
2005     20.32           (0.04)(1)       0.34            0.30            -                -
2004     17.49           (0.13)(1)       2.96            2.83            -                -
2003     12.58           (0.07)(1)       4.98            4.91            -                -
2002     18.57           (0.10)          (5.66)          (5.76)          -                (0.23)


                                                                                                         Ratio
                                                                                                         of Expenses
                                                                                         Ratio           to Average
                                                                                         of Net          Net Assets
                         Net                             Net             Ratio           Investment      (Excluding
        Total            Asset Value,                    Assets, End     of Expenses     Loss            Waivers         Portfolio
        Dividends and    End             Total           of Period       to Average      to Average      and Expenses    Turnover
        Distributions    of Period       Return          (000)           Net Assets      Net Assets      Reduction)      Rate
2006    $ -              $24.07          16.73%          $100,549        1.02%           (0.20)%         1.30%           163.05%
2005    -                20.62           1.48%           115,378         1.20%           (0.18)%         1.28%           58.30%
2004    -                20.32           16.18%          154,841         1.20%           (0.77)%         1.25%           80.68%
2003    -                17.49           39.03%          219,398         1.20%           (0.48)%         1.24%           125.35%
2002    (0.23)           12.58           (31.11)%        244,139         1.20%           (0.52)%         1.22%           158.64%

(1) Per share calculations were performed using the average shares for the period.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2006

1. ORGANIZATION

Old Mutual Small Cap Portfolio (the "Small Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio"), the Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the Old Mutual Select Value Portfolio (the "Select Value Portfolio"), the Old Mutual Growth II Portfolio (the "Growth II Portfolio"), the Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), and the Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio"), (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2006, 92% of the outstanding shares of the Small Cap Portfolio were held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Small Cap Portfolio in the preparation of its financial statements.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open. Investment securities of a Portfolio that are quoted on a national market system are valued at the NASDAQ official closing price, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at the last bid price.

The Trust uses pricing services to report the market value of securities in the Portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation does not reflect the market value of the security, the security is valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF DECEMBER 31, 2006

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available.
Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Dividends paid from a Portfolio from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

(ii)  purchases and sales of investment  securities,  income and expenses at the
relevant  rates  of  exchange   prevailing  on  the  respective  dates  of  such
transactions.


The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Portfolio had no outstanding futures contracts as of December 31, 2006.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Portfolio had no outstanding options contracts as of December 31, 2006.

Commission Recapture - Some Portfolios may have directed certain portfolio trades to brokers who paid a portion of the commissions for those trades in cash to the Portfolio. Commission Recapture arrangements were accounted for as realized gains of the respective Portfolio. Under these arrangements, the Small Cap Portfolio received $492 during the year ended December 31, 2006. Effective September 30, 2006, these commission recapture programs were terminated.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2006, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Investment Advisor - Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or "Advisor") to serve as investment advisor to each Portfolio, replacing Liberty Ridge Capital ("Liberty Ridge"), the Trust's previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Effective April 19, 2006, shareholders approved the Management Agreement for each of the Trust's Portfolios. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services (the "Administrator"), as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly at an annual rate as shown below. The
Management Fee paid to Old Mutual Capital under the terms of the Management Agreement is less than the combined advisory and administrative fees that were previously paid by the Portfolio. The rates have been in effect since January 1, 2006.

                                                            Management Fee Breakpoint Asset Thresholds
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion   $1.5 billion
                                less than     to less than  to less than  to less than  to less than   to less than    $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion   $2.0 billion    or greater
Old Mutual Small Cap Portfolio  1.10%         1.05%         1.00%         0.95%         0.90%          0.85%           0.80%

Administrator - Effective January 1, 2006, Old Mutual Capital replaced Old Mutual Fund Services as administrator to the Trust and the Portfolios. Under the terms of the Management Agreement, Old Mutual Capital receives the Management Fees listed above for providing both advisory and administrative services. The fee that Old Mutual Capital receives for providing these services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio.

Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), through December 31, 2008, with respect to the Small Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive or limit its Management Fees and to assume other expenses of the Small Cap Portfolio to the extent necessary to limit the total annual expenses to no more than 1.02% of the Small Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Portfolio's business.

Reimbursement of Management Fees Waived - The Advisor may seek reimbursement for Management Fees waived or reimbursed and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by the Small Cap Portfolio of the Management Fees waived or reimbursed and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, during any of the three previous fiscal years may be made when the Small Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Small Cap Portfolio to exceed 1.02%. Consequently, no reimbursement by the Small Cap Portfolio will be made unless: (i) the Small Cap Portfolio's assets exceed $75 million; (ii) the Small Cap Portfolio's total annual expense ratio is less than  1.02%,  and (iii) the  payment of such  reimbursement  is  approved by the
Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or reimbursed or other expenses paid previously by Liberty Ridge as the previous investment advisor.

AS OF DECEMBER 31, 2006

At December 31, 2006, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Portfolio for which the Advisor may seek reimbursement was $297,249 (expiring December 31, 2009).

Sub-Advisory Agreements - Effective January 1, 2006, the Trust, on behalf of the Small Cap Portfolio, and the Advisor entered into interim sub-advisory agreements with Liberty Ridge and Eagle Asset Management, Inc. to provide co-sub-advisory services to the Small Cap Portfolio on an interim basis pending shareholder approval of the final sub-advisory agreements ("Sub-Advisory Agreements"), which was received on April 19, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Small Cap Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee for each sub-advisor is calculated as follows:

                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than    $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion    or greater
Old Mutual Small Cap Portfolio  0.75%         0.70%         0.65%         0.60%         0.55%         0.50%           0.45%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

Sub-Administrator - SEI Investments Global Funds Services (the "Sub-Administrator") serves as sub-administrator to the Trust. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Pursuant to a Sub-Adminstrative Services Agreement (the "Sub-Adminitrative Agreement") between Old Mutual Capital and the Sub-Administrator, Old Mutual Capital pays the Sub-Administrator at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds, and the Old Mutual Advisor Funds II of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Funds II calculated at the sum of between $50,000 and $60,000 per Portfolio, depending on the total number of portfolios.

The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - U.S. Bank, N.A. serves as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and/or the Distributor receive no compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Portfolio for the year ended December 31, 2006, were $166,838,055 and $191,377,160, respectively.

5. FEDERAL TAX INFORMATION

The Small Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, are primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, and reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, were reclassified to/from the following accounts:

Increase Undistributed           Decrease Accumulated
Net Investment Income (000)      Net Realized Gain (000)
$211                             $(211)

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2006 and 2005, respectively.

As of December 31, 2006, the components of distributable earnings were as follows (000):

Undistributed Ordinary Income            $ 4,236
Undistributed Long-Term Capital Gain     7,830
Post October Losses                      (118)
Unrealized Appreciation                  10,929
                                         $22,877

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains for a maximum period up to eight years. During the year ended December 31, 2006, the Small Cap Portfolio utilized $1,030 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Portfolio for federal income tax purposes at December 31, 2006 were as follows:

                                                                 Net
Federal          Unrealized              Unrealized              Unrealized
Tax Cost (000)   Appreciation (000)      Depreciation (000)      Appreciation (000)
$89,689          $13,939                 $(3,010)                $10,929

6. CONCENTRATIONS/RISKS

Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisors may misgauge that worth.

Small and Mid-Size Company Risk - The Small Cap Portfolio invests in small and mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

NOTES TO FINANCIAL STATEMENTS - concluded

AS OF DECEMBER 31, 2006

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

In the normal course of business, the Small Cap Portfolio enters into contracts that provide general indemnifications. The Small Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Portfolio. However, based on experience, the Small Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisors Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the Portfolios may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Lending Portfolios from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Portfolios may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2006.

8. LITIGATION

In June 2004, sub-advisor Liberty Ridge, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") related to activity in PBHG Funds (now known as the Old Mutual Advisor Funds II), an investment company in the same mutual fund complex having the same Board of Trustees as the Trust. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's SAI are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to certain Portfolios. In this event, the Trust's Board would be required to seek a new sub-advisor for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")), its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code [section][section] 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Portfolio will not be required to adopt FIN 48 until June 30, 2007. As of December 31, 2006, the Small Cap Portfolio has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Small Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Small Cap Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2007

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve month period ended June 30, 2006 is available without charge (i) upon request, by calling 800-347-9256; (ii) on the SEC's website at www.sec.gov; and (iii) on the Trust's website at www.omfunds.com.

Old Mutual Insurance Series Funds Form N-Q Information

Old Mutual Insurance Series Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2006 (Unaudited)

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                 Annualized      Expenses
                                 Beginning       Ending          Expense         Paid
                                 Account         Account         Ratios          During
                                 Value           Value           For the Six-    Six-Month
                                 7/1/06          12/31/06        Month Period    Period*
Old Mutual Small Cap Portfolio
Actual Portfolio Return          $1,000.00       $1,108.70       1.02%           $5.42
Hypothetical 5% Return           1,000.00        1,020.06        1.02            5.19

* Expenses are equal to the Small Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - As of December 31, 2006 (Unaudited)

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees and executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive Officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado, 80237. Additional information about the Portfolio's Trustees and executive Officers is available in the Trust's Statement of Additional Information ("SAI"), which can be obtained without charge by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                                                                        in the Old
                                                                                        Mutual Fund     Other
                 Position        Term of Office*                                        Family Complex  Directorships
                 Held with       and Length of           Principal Occupation(s)        Overseen        Held
Name and Age     the Trust       Time Served             During Past 5 Years            by Trustee      by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson  Chairman        Since 2005      Chief Executive Officer, New Century      26           Trustee, The Victory
(61)                                             Living, Inc. (older adult housing)                     Portfolios since 1992,
                                                 since 1992. Director,                                  The Victory Institutional
                                                 Chimney Rock Winery LLC (2000 -                        Funds since 2003, and the
                                                 2004), and Chimney Rock Winery                         Victory Variable Insurance
                                                 Corp (winery), (1985 - 2004).                          Funds since 1998 (investment
                                                                                                        companies - 23 total
                                                                                                        portfolios). Trustee, Old
                                                                                                        Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R.          Trustee         Since 1997      Chief Financial Officer, The              42           Director, The Triumph Group,
Bartholdson                                      Triumph Group, Inc.                                    Inc. since 1992. Trustee,
(61)                                             (manufacturing) since 1992.                            Old Mutual Advisor Funds II
                                                                                                        (investment company - 18
                                                                                                        portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds (investment company -
                                                                                                        16 portfolios) since 2004.
                                                                                                        Director or Trustee of ING
                                                                                                        Clarion Real Estate Income
                                                                                                        Fund' and ING Clarion Real
                                                                                                        Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M.        Trustee         Since 1997      Consultant, Syrus Associates (business    26           Trustee, EQ Advisors Trust
Edwards (59)                                     and marketing consulting firm),                        (investment company - 53
                                                 (1986 - 2002). Retired.                                portfolios) since 1995.
                                                                                                        Trustee, Old Mutual Advisor
                                                                                                        Funds II (investment company
                                                                                                        - 18 portfolios) since 1995.
                                                                                                        Trustee AXA Enterprise Funds
                                                                                                        Trust (investment company -
                                                                                                        16 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller Trustee         Since 1997      Senior Vice President, Cherry & Webb,     26           Trustee, Old Mutual Advisor
(71)                                             CWT Specialty Stores (1995 - 2000).                    Funds II (investment company
                                                 Advisor and Secretary, the Underwoman                  - 18 portfolios)
                                                 Shoppes, Inc. (retail clothing stores)                 since 1995.
                                                 (1980 - 2002). Retired.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas M.        Interested      Since 2007      Chief Operating Officer, Old Mutual US    26           None
Turpin**         Trustee                         Holdings Inc. (2002 - present). Managing
(46)                                             Director, Head of Defined Contribution,
                                                 Putnam Investments (held various
                                                 positions) (1993 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

**Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2006 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                        Position       Office and
                        Held with      Length of        Principal Occupation(s)
Name and Age*           the Trust      Time Served**    During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters      President      Since 2006       President and Chief Operating Officer, Old Mutual Capital, Inc., since
(46)                    (Principal                      September 2006. President and Chief Executive Officer, Scudder family of
                        Executive                       funds (2004 - December 2005).  Managing Director UBS Global Asset Management
                        Officer)                        and President and Chief Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux      Senior Vice    Since 2005.      Senior Vice President, Old Mutual Advisor Funds II and Insurance Series Fund
(61)                    President      Employed for an  since 2005. Chief Compliance Officer, The Victory Portfolios since October initial term of  2005. President, EJV Financial Services, LLC since May 2002. Director, three years and  Deutsche Bank (and predecessor companies) and Executive Vice President and
                                       thereafter for   Chief Administrative Officer, Investment Company Capital Corp. (registered successive one-  investment advisor and registered transfer agent) (August 1987 to May 2002).
                                       year terms
                                       unless termin-
                                       ated prior to
                                       the end of the
                                       then current
                                       term.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President Since 2005       Executive Vice President, Secretary, and General Counsel, Old Mutual
(45)                    and Secretary                   Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive
                                                        Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                        2005 and January 1998 - October 1998), and Vice President (2002 - 2004),
                                                        ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003
                                                        - May 2005). Executive Vice President (2004 - May 2005), General Counsel
                                                        and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON
                                                        Distributors, Inc. Executive Vice President and Secretary of ICON Insurance
                                                        Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant
                                                        General Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick      Vice           Since 2005       Senior Vice President and Chief Compliance Officer, Old Mutual Capital,
(58)                    President                       Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and
                        and Chief                       Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer,
                        Compliance                      Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since
                        Officer                         2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC
                                                        (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds
                                                        Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly         Treasurer      Since 2006       Vice President of Fund Services, Old Mutual Capital, Inc., since October
(37)                    (Principal                      2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC
                        Financial                       (2000 - 2006)
                        Officer)
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan         Assistant      Since 2006       Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund
(40)                    Treasurer                       Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund
                                                        Accountant, Janus Capital Management, L.L.C. (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns        Assistant      Since 2006       Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager,
(30)                    Treasurer                       PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate,
                                                        PricewaterhouseCoopers LLP (2001 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant      Since 2005       Vice President, Old Mutual Capital since January 2007; Associate General
(36)                    Secretary                       Counsel, Old Mutual Capital, Inc. since October 2005. Associate General
                                                        Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney,
                                                        Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

* The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 15, 2006, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), none of whom were "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one-year period ended December 31, 2007. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Portfolio" and together, the "Portfolios"). Portfolio management of the Portfolios is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

The Advisory Agreements were first approved by the Board in connection with a restructuring of the Trust's investment advisory, sub-advisory and servicing arrangements that were initiated on January 1, 2006 and approved by shareholders of the Portfolios in April 2006 (the "2006 Restructuring"). The 2006 Restructuring involved the appointment of OMCAP as investment manager, consolidation of the Trust's administrative operations with OMCAP and restructuring of the Portfolios' investment advisory fees, administrative fees and expense limitation arrangements. These steps were intended to benefit Portfolio shareholders through reduced expenses and a central servicing center to provide fund and shareholder services.

The 2006 Restructuring also resulted in the hiring of six new sub-advisors for the Portfolios, including CastleArk Management, LLC ("CastleArk"), Columbus Circle Investors ("Columbus Circle"), Copper Rock Capital Partners, LLC ("Copper Rock"), Eagle Asset Management, Inc. ("Eagle"), Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner" and collectively, the "New Sub-Advisors"). Also as part of the 2006 Restructuring, Liberty Ridge assumed the role of sub-advisor to certain Portfolios (Liberty Ridge and the New Sub-Advisors are referred to herein as the "Sub-Advisors"). The 2006
Restructuring also resulted in a reduction in the management fees paid by the Portfolios and more significant management fee breakpoints than the management fees and breakpoints in place prior to the restructuring. Also, as part of the 2006 Restructuring, OMCAP agreed to reduce the Portfolios' contractual expense limitations.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 15, 2006, the Board, represented by independent legal counsel, considered the extensive restructuring of the Portfolios' portfolio management and expense structure less than a year earlier as part of the 2006 Restructuring. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Portfolio; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Portfolios' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Portfolio. These factors included:

- The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Portfolio performance

-    Management fees incurred by other mutual funds for like services

- Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

- Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services

- Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients

-    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

-    Reviewed the materials submitted by OMCAP and the Sub-Advisors

- Reviewed nine-month actual and one-year pro forma financial information presented by OMCAP and each of the Sub-Advisors

- Prepared additional spreadsheets and analysis regarding the financial information

- Visited the offices of OMCAP and each of the Sub-Advisors during the course of the year to interview portfolio managers and adminis- trative officers

- Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors

- Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Portfolio with those of other funds in its Lipper universe

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

The Senior Officer recommended for each Portfolio, except the Small Cap Growth Portfolio for the reasons described below in the section titled "Advisory Agreements - Old Mutual Small Cap Growth Portfolio", that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

- Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administra- tive services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Portfolios for these services than would otherwise be available through separate advisory and administration agreements.

- Personnel Changes - The Board considered that OMCAP had strengthened its advisory and administrative operations by hiring additional senior management and other personnel in its administrative, legal, marketing and communications groups, each with strong backgrounds in his or her respective area.

- Management Fees - In reviewing management fees of the Portfolios, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Portfolios. The Board considered that the Management Fee for each Portfolio had been reduced as part of the 2006 Restructuring. The Board also considered the new breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Portfolio Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Portfolios being reduced. The Board further considered the current Management Fee for each Portfolio as compared to Lipper data as of September 30, 2006. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Portfolio pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Portfolio's Management Fee is contained in the "Advisory Agreements" section below.

- Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been estab lished to benefit the Portfolios as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

- Portfolio Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Portfolio that capped expenses borne by the Portfolios and their share- holders. These expense limitations provided a meaningful reduction in the Portfolios' expense ratios. The Board further considered that the expense limitation agreements negotiated in connection with the 2006 Reorganization had been in effect for only one year of their three year term and are set to expire in December 2008. In addition, the Board considered the expense cap for each Portfolio as com- pared to the total expense ratios of unaffiliated funds in a peer group selected by Lipper as of September 30, 2006.

- Performance - With respect to the New Sub-Advisors, which began managing the Portfolios on January 1, 2006, the Board compared the investment performance of the New Sub-Advisors in managing the Portfolios for the nine-month period ended September 30, 2006 to the performance of similar investment vehicles managed by other investment advisors during the same period. The Board also consid- ered the historical investment performance of each New Sub-Advisor with the investment performance of similar investment vehicles managed by other investment advisors. With respect to Liberty Ridge, the Board considered its historical investment performance in man- aging the Portfolios with the investment performance of similar investment vehicles managed by other investment advisors. A more detailed discussion of each Portfolio's performance is contained in the "Advisory Agreements" section below.

- Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Portfolios, the Board considered the effectiveness of the Portfolios' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Portfolios invest. The Board also considered the potential advantages of the multi-manager approach of these Portfolios in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

- Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Portfolios and their shareholders.

- Benefits derived by OMCAP from its relationship with the Portfolios - The Trustees considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also reviewed the profitability of OMCAP, its sub- sidiaries, and the Sub-Advisors in connection with providing services to the Portfolios. The Trustees also weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Portfolio as well as a discussion of the investment performance of each Portfolio.

Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Columbus Circle, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 place it in the 88(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers is below the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance placed it below the median in the Portfolio's
Lipper category, the initiation of fee caps at the beginning of 2006 should help improve performance over time and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

Change of Ownership - The Trustees considered that in December 2006, Munder would undergo a management buy-out transaction that would result in control of the company being vested with Munder employees and two private equity firms. The Board noted the potential benefits of this transaction, including the potential to provide for continuity of management and processes and enhanced employee retention opportunities.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, strong relative performance of the Portfolio (in total) and strong relative performance of each of the sub-advisors (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 56(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees took under advisement however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by CastleArk and Turner, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance since the current sub-advisors assumed portfolio management responsibility for the Portfolio on January 1, 2006. The Trustees noted that the Portfolio's performance ranked in the 38(th)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with CastleArk and Turner. The Trustees also took into consideration, however, that the Senior Officer's Report indicated the management and underperformance of CastleArk bears close watch.

Sub-Advisor Replacement - After discussions between the Board, OMCAP and CastleArk, the Board determined to select a new sub-advisor to replace CastleArk for the Portfolio in early 2007. In considering whether to approve the continuance of the sub-advisory agreement with CastleArk until a replacement could be appointed, the Board considered CastleArk's representation that it would continue to manage the Portfolio until a replacement is selected.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the Portfolio (in total), good relative performance of Turner with respect to its "sleeve" and improving performance of CastleArk with respect to its "sleeve" during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and CastleArk should be approved.

Old Mutual Mid-Cap  Portfolio - The Trustees  reviewed the services  provided by
OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the twelve-month period ended September 30, 2006 place it in the 79(th)percentile of funds in its Lipper category.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Portfolio is below the median compared to its Lipper peer group, the portfolio manager is having success in other products and the Portfolio's fee waiver should have a positive impact. The Trustees noted that the Senior Officer's Report indicated these factors supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good relative performance of the sub-advisor in managing the Portfolio in prior years and the sub-advisor's good recent performance in other investment products, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees favorably weighed the significant improvement of the Portfolio's performance during the twelve-month period ended September 30, 2006 over the Portfolio's historical performance. The Trustees noted that the Portfolio's performance ranked in the top 7% of funds in its Lipper category for the twelve-month period ended September 30, 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it was the advisor. The Trustees also considered that the contractual and net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that this is one of the Trust's top performing funds and that fact, plus the initiation of fee caps at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, excellent relative performance of the Portfolio during the twelve-month period ended September 30, 2006, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Portfolio and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle, each a sub-advisor to a portion ("sleeve") of the Portfolio's assets.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance ranked in the 63(rd)percentile of funds in its Lipper category for the nine-month period ended September 30, 2006. The Trustees noted that the Portfolio's two sub-advisors contributed equally to the Portfolio's performance. The Trustees also considered that the nine-month performance of the new sub-advisors was impacted by the portfolio turnover resulting from the implementation of the sub-advisors' investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Portfolio's year-to-date performance has placed it below the Portfolio's median of its Lipper category, the initiation of fee caps at the beginning of 2006 should help to improve its performance over time and this fact, combined with the relatively short time frame in which to measure the performance of the sub-advisor, supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, improving relative performance of the Portfolio (in total) and good relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves") during the nine-month period ended September 30, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Portfolio's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Portfolio. The Trustees further considered the portfolio management services provided by Copper Rock, the Portfolio's sub-advisor.

Performance - With respect to performance, the Trustees noted that the Portfolio's performance for the nine-month period ended September 30, 2006 places it in the 79(th)percentile of funds in its Lipper category. The Trustees considered that the nine-month performance of the new sub-advisor was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it was the advisor but also considered that because of the Portfolio's small size, OMCAP was waiving all of its advisory fee and reimbursing some of the Portfolio's expenses. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Portfolio's investment category.

Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Portfolio expenses to limit the Portfolio's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Portfolio's poor performance combined with its very low asset base make it a candidate for liquidation or merger.

Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Portfolio expenses, good historical performance of the sub-advisor and relatively short time frame to measure the sub-advisor's performance in managing the Portfolio, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

SHAREHOLDER PROXY RESULTS (Unaudited)

At a meeting of shareholders of Old Mutual Insurance Series Fund (the "Trust"), held on April 19, 2006, shareholders of each of the series portfolios of the Trust (each a "Portfolio"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Portfolios, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth
Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio, and Old Mutual Small Cap Portfolio, voting separately, approved a proposal to permit the investment advisor to manage those Portfolios as manager of managers Portfolios.

The following is a report on the votes cast:

Proposal 1.  Election of Trustees
                                                 # of                           # of Shares
Candidate                                        Shares For Nominee             Against/Withheld
Leigh A. Wilson                                  453,911,578                    23,691,591
John R. Bartholdson                              453,491,784                    24,111,386
Jettie M. Edwards                                453,930,879                    23,672,290
Albert A. Miller                                 453,278,856                    24,324,314

Proposal 2.  Proposal For A New Investment Management Agreement For All Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal              # of Abstained Shares
Columbus Circle Technology
 and Communications                              38,295,536                     2,811,911                      1,554,475
Growth II                                        3,361,386                      70,384                         128,871
Large Cap Growth                                 1,086,749                      12,634                         55,374
Large Cap Growth Concentrated                    7,016,912                      399,321                        605,803
Mid-Cap                                          2,960,168                      93,809                         218,409
Select Value                                     3,293,402                      121,284                        70,809
Small Cap                                        5,101,428                      29,991                         79,352
Small Cap Growth                                 363,807                        0                              23,940

Proposal 3.  Propsal For New Sub-Advisory Agreement(s) For All Portfolios
                                                         # of Shares            # of Shares Against/
                                                         For Proposal           Withheld Proposal              # of Abstained Shares
a.       Old Mutual Columbus Circle Technology and Communications Portfolio
3g.      Columbus Circle Investors                       38,150,918             2,915,137                      1,595,866
b.       Old Mutual Growth II Portfolio
3c.      Turner Investment Partners, Inc.                3,288,349              119,562                        152,728
3e.      Munder Capital Partners, LLC                    3,251,208              155,660                        153,772
c.       Old Mutual Large Cap Growth Portfolio
3c.      Turner Investment Partners, Inc.                1,054,813              38,021                         61,923
3d.      CastleArk Management, LLC                       1,063,363              33,410                         57,983
d.       Old Mutual Large Cap Growth Concentrated Portfolio
3c.      Turner Investment Partners, Inc.                7,016,912              399,321                        605,803
3d.      CastleArk Management, LLC                       7,016,912              399,321                        605,803
e.       Old Mutual Mid-Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     2,933,237              116,028                        223,121
f.       Old Mutual Select Value Portfolio
3a.      Liberty Ridge Capital, Inc.                     3,275,790              105,484                        104,221
g.       Old Mutual Small Cap Portfolio
3a.      Liberty Ridge Capital, Inc.                     5,101,428              29,991                         79,352
3b.      Eagle Asset Management, Inc.                    5,101,428              29,991                         79,352
h.       Old Mutual Small Cap Growth Portfolio
3f.      Copper Rock Capital Partners, LLC               360,383                0                              27,364

Proposal 4.  Proposal To Permit Certain Portfolios To Be Managed As Manager Of Managers Portfolios
                                                 # of Shares                    # of Shares Against/
Old Mutual Portfolio                             For Proposal                   Withheld Proposal              # of Abstained Shares
Columbus Circle Technology and Communications 37,606,047                        3,544,842                      1,511,033
Growth II                                        3,299,801                      171,214                        89,625
Large Cap Growth                                 1,039,135                      55,031                         60,590
Large Cap Growth Concentrated                    6,750,263                      665,970                        605,803
Small Cap                                        5,020,682                      110,737                        79,352

This page is intentionally left blank.

OLD MUTUAL INSURANCE SERIES FUND

CONTACT US FOR MORE INFORMATION ABOUT THE OLD MUTUAL INSURANCE SERIES FUND

BY TELEPHONE

  1-800-347-9256

BY MAIL

  Old Mutual Insurance Series Fund
  P.O. Box 419229
  Kansas City, MO 64141-6229

IN PERSON

  4643 South Ulster Street, 6th Floor
  Denver, CO 80237

ON THE INTERNET

  www.omfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting www.omfunds.com or by calling 1-800-347-9256 toll free. Please read the prospectus carefully before investing.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-018 01/2007

Item 2.      Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Insurance Series Fund (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of
             Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.


Item 3.      Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.      Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2006 and 2005 were $138,000 and $128,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending December 31, 2006 and 2005 were $0 and $0, respectively.

             The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2006 and 2005 were $14,000 and $0, respectively. These fees were for the review of the registrant's semi-annual report.


(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending December 31, 2006 and 2005 were $0 and $0, respectively.

             The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2006 and 2005 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a),
             (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending December 31, 2006 and 2005 were $0 and $0, respectively.

             The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2006 and 2005 were $138,000 and $0, respectively. These fees were for the review of registration statements and semi-annual reports for other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not applicable.

(g) For the fiscal years ending December 31, 2006 and 2005, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $152,000 and $0, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.      Audit Committee of Listed Registrants.

             Not applicable.

Item 6.      Schedule of Investments.

             SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

             Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

             Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

             Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

             No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.     Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)          During the  quarter  ended  December  31,  2006,  there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.    Exhibits.

(a)(1)       Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)       Attached hereto as Exhibit EX-99.CERT.

(a)(3)       Not applicable.

(b)          Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL INSURANCE SERIES FUND

By: /s/ Julian F. Sluyters
    ----------------------
    Julian F. Sluyters, President

Date:  February 12, 2007


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters
    ----------------------
    Julian F. Sluyters, Principal Executive Officer

Date:  February 12, 2007


By: /s/ Robert T. Kelly
    -------------------
    Robert T. Kelly, Principal Financial Officer

Date:  February 12, 2007